EXHIBIT 10.23

                                FIRST AMENDMENT TO
               AMENDED AND RESTATED MULTICURRENCY CREDIT AGREEMENT

         THIS FIRST AMENDMENT (the "First Amendment") is made as of the 12th day of June, 1999 by and among LECROY CORPORATION (the "Borrower"), a corporation organized and existing under the laws of the State of Delaware, THE CHASE MANHATTAN BANK ("Chase"), a New York banking corporation, as agent (the "Agent") for the Lenders (defined below) under the Credit Agreement (defined below) and as a Lender thereunder and BANKBOSTON, N.A. ("BBNA"), a national banking association, as a Lender under the Credit Agreement.

                              W I T N E S S E T H :

         WHEREAS, the Borrower, Chase and BBNA (collectively the "Lenders" and individually, a "Lender") and the Agent are parties to a certain Amended and Restated Multicurrency Credit Agreement dated as of March 31, 1999 ("the Credit Agreement");

         WHEREAS, the Agent, the Lenders and Borrower desire to amend certain terms and provisions of the Credit Agreement.

         NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, receipt of which is hereby acknowledged and upon the execution and delivery of this First Amendment by each party hereto and the satisfaction of the conditions set forth in Paragraph 3 below, the Borrower and Lenders, agree as follows:

1. Amendment. (a) Section 7.04 of the Credit Agreement is deleted in its entirety and the following new Section 7.04 is inserted in lieu thereof:

                  "SECTION 7.04. Fixed Charge Coverage Ratio. The Borrower and its Consolidated Subsidiaries shall maintain on a consolidated basis, a Fixed Charge Coverage Ratio, to be measured at the end of each fiscal quarter, not greater than (a) (1.25):1.00 (1.25 being a negative number) for the quarter ending June 30, 1999; (b) 2.00:1.00 for the quarter ending September 30, 1999; (c) 3.00:1.00 for the quarters ending December 31, 1999 and thereafter. For the purpose of calculating Fixed Charge Coverage Ratio, the operating profit for the fiscal quarter ending June 30, 1999 shall consist solely of the one quarter then ended; the operating profit for the fiscal quarter ending September 30, 1999 shall consist of the cumulative of the quarter ending June 30, 1999 and the quarter ending September 30, 1999; the operating profit for the fiscal quarter ending December 31, 1999 shall consist of the cumulative of the quarter ending June 30, 1999, the quarter ending September 30, 1999 and the quarter ending December 31, 1999; and the operating profit for the fiscal quarter ending March 31, 2000 shall consist of the cumulative of the quarter ending June 30, 1999, the quarter ending September 30, 1999, the quarter ending December 31, 1999 and the quarter ending March 31, 2000. After the quarter ending March 31, 2000, the operating profit for each fiscal quarter shall be measured at the end of such fiscal quarter on the basis of the period of the four consecutive quarters then ended."

                  (b) Section 7.05 of the Credit Agreement is deleted in its entirety and the following new Section 7.05 is inserted in lieu thereof:

                  "SECTION 7.05. Leverage Ratio. The Borrower and its Consolidated Subsidiaries shall maintain on a consolidated basis a Leverage Ratio, to be measured at the end of each fiscal quarter, not greater than (a) 1.5:1.0 for the quarter ending June 30, 1999; (b) 1.25:1.00 for the quarter ending September 30, 1999; (c) 1.35:1.00 for the quarter ending December 31, 1999; (d) 1.25:1.00 for the quarters ending March 30, 2000 and June 30, 2000;
(e) 1.10:1.0 for the quarter terminating September 30, 2000; and (f) 1.0:1.0 for the quarter terminating December 31, 2000 and thereafter."

                  (c) Section 7.07 of the Credit Agreement is amended by deleting the figure "$4,000,000.00" in the last line and inserting in lieu thereof "$6,000,000.00".

                  (d)      A new Section 7.08 is inserted at the end of Section
7.07 of the Credit Agreement as follows:

                  "SECTION 7.08. Minimum EBITDA Requirement The Borrower and its Consolidated Subsidiaries shall maintain on a consolidated basis, EBITDA (as defined below), to be measured at the end of each fiscal quarter, of not less than (a) $3,000,000.00 for the quarter ending September 30, 1999; (b) $7,200,000.00 for the quarter ending December 31, 1999; (c) $11,800,000.00 for the quarter ending March 31, 2000; and (d) $17,800,000.00 for the quarter ending June 30, 2000. For purpose of this Section 7.08, "EBITDA" shall mean earnings before interest, taxes, depreciation, and amortization as determined in accordance with GAAP. For the purpose of calculating EBITDA, EBITDA for the fiscal quarter ending September 30,1999 shall consist solely of the one quarter then ended; EBITDA for the fiscal quarter ending December 31, 1999 shall consist of the cumulative of the quarter ending September 30, 1999 and the quarter ending December 31, 1999; EBITDA for the fiscal quarter ending March 31, 2000 shall consist of the cumulative of the quarter ending September 30, 1999, the quarter ending December 31, 1999, and the quarter ending March 31, 2000; and EBITDA for the fiscal quarter ending June 30, 2000 shall consist of the cumulative of the quarter ending September 30, 1999, the quarter ending December 31, 1999, the quarter ending March 31, 2000, and the quarter ending June 30, 2000.

         2. Representations and Warranties. The Borrower hereby represents and warrants as follows:

                  (a) The execution, delivery and performance by the Borrower of this First Amendment has been duly authorized by all necessary corporate action; and

                  (b) This First Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, equitable remedies and other similar laws affecting creditors' rights generally, and except that the availability of equitable remedies is subject to the discretion of the court before which such remedies are sought.

         3. Conditions Precedent. (a) For purposes of Section 10.01 of the Credit Agreement, each of the Lenders hereby consents and agrees, as of the Effective Date referred to below, to the terms and provisions of this First Amendment subject to the Agent's receipt of (and the effectiveness of this First Amendment shall be conditioned upon such receipt by the Agent of) the Subparagraph 3(b) Documents (as defined below) specified in subparagraph 3(b) below. If the Agent does not receive the Subparagraph 3(b) Documents in the manner and on the date set forth in Subparagraph 3(b) hereof, then this First Amendment shall not be effective among the parties. If the Subparagraph 3(b) Documents are received by the Agent in the manner and on the date set forth in Subparagraph 3(b) hereof, then this First Amendment shall be effective among the parties as of the date first above written.

         (b) For purposes hereof, the Agent shall receive on the date of the execution and delivery of this First Amendment by all parties hereto (the "Effective Date") the following documents in form and substance satisfactory to the Agent (the "Subparagraph 3(b) Documents") either as copies thereof via telecopy with the originals delivered to the Agent promptly after the Effective Date or as originals:

                  (i) Duly executed counterpart of this First Amendment signed by the Agent, the Lenders, and the Borrower; and

                  (ii) Resolution of the Borrower which duly authorizes the execution, delivery and performance of that certain ISDA Master Agreement dated as of March 17, 1999 between Chase and Borrower.

                  Furthermore, as a condition to the effectiveness of this First Amendment, the Borrower certifies (1) that there have been no changes to (A) the Certificate of Incorporation of the Borrower and all amendments thereto or (B) the By-laws of Borrower as amended since the delivery of such items to the Agent on April 25, 1997, (2) that the Borrower has duly authorized the modifications contemplated by this First Amendment, (3) that the officer of the Borrower executing this First Amendment is duly authorized to execute this First Amendment and (4) that no Articles of Dissolution of the Borrower have been filed with the Secretary of State of the State of Delaware.

         4. Costs, Expenses and Taxes. The Borrower agrees to pay on demand all reasonable fees and expenses of the Agent and the Lenders in connection with the preparation, negotiation, execution, delivery, administration, modification and amendment of this First Amendment, including without limitation, the reasonable fees and expenses of counsel for the Agent and the Lenders with respect thereto and with respect to advising the Agent and the Lenders as to their respective rights and responsibilities hereunder and thereunder. The Borrower further agrees to pay on demand all reasonable costs and expenses, if any (including without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this First Amendment, including, without limitation, reasonable fees and expenses of counsel in connection with the enforcement of rights under the Credit Agreement, as amended by this First Amendment.

         5. Agreement. Except as specifically amended hereby, the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

         6. Capitalized Terms. All capitalized terms used in this First Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

         7. Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         8. Governing Law. This First Amendment shall be governed by, and construed and enforced in accordance with, the internal, substantive laws of the State of New York without giving effect to the conflict of law rules thereof.

         IN WITNESS WHEREOF, the parties to this First Amendment have caused their signatures to be affixed hereto the date above first written.

                                               LECROY CORPORATION


                                               By: /s/
                                               ---------------------------------
                                               Name: John C. Maag
                                               Title: Chief Financial Officer

                                               THE CHASE MANHATTAN BANK, as
                                               Agent and Lender

                                               By: /s/
                                               ---------------------------------
                                               Name:    C. William Cosgrove
                                               Title:   Vice President

                                               BANKBOSTON, N.A.

                                               By: /s/
                                               ---------------------------------
                                               Name:    Sheila A. Maher
                                               Title:   Director

                                                                   EXHIBIT 10.24


                               SECOND AMENDMENT TO
               AMENDED AND RESTATED MULTICURRENCY CREDIT AGREEMENT

         THIS SECOND AMENDMENT (the "Second Amendment") is made as of the 7th day of September, 1999 by and among LECROY CORPORATION (the "Borrower"), a corporation organized and existing under the laws of the State of Delaware, THE CHASE MANHATTAN BANK ("Chase"), a New York banking corporation, as agent (the "Agent") for the Lenders (defined below) under the Credit Agreement (defined below) and as a Lender thereunder and BANKBOSTON, N.A. ("BBNA"), a national banking association, as a Lender under the Credit Agreement.

                              W I T N E S S E T H :

         WHEREAS, the Borrower, Chase and BBNA (collectively the "Lenders" and individually, a "Lender") and the Agent are parties to a certain Amended and Restated Multicurrency Credit Agreement dated as of March 31, 1999, as amended by the First Amendment to Amended and Restated Multicurrency Credit Agreement dated June 12, 1999 (collectively, "the Credit Agreement");

         WHEREAS, the Agent, the Lenders and Borrower desire to amend certain terms and provisions of the Credit Agreement.

         NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, receipt of which is hereby acknowledged and upon the execution and delivery of this Second Amendment by each party hereto and the satisfaction of the conditions set forth in Paragraph 3 below, the Borrower and Lenders, agree as follows:

I         Amendments.

(a) The definition of "Applicable Eurocurrency Rate Margin" set forth in Section
1.01 of the Credit Agreement is deleted in its entirety and the following new definition is inserted in lieu thereof:

         " `Applicable Eurocurrency Rate Margin' means

         (a)      (i)      through and including June 30, 2000, one hundred
                           fifty (150) basis points; and

                  (ii) if EBITDA, as at the end of fiscal quarter ending June 30, 2000, is (A) $9,910,000.00 or greater, one hundred twenty five (125) basis points or (B) less than $9,910,000.00 one hundred fifty (150) basis points;

         (b) in the event EBITDA, as at the end of fiscal quarter ending June 30, 2000 was $9,910,000.00 or greater the following:

                  (A) if EBITDA, as at the end of fiscal quarter ending September 30, 2000, is (1) $4,353,000.00 or greater, seventy five (75) basis points or (2) less than $4,353,000.00, one hundred (100) basis points;

                  (B) if EBITDA, as at the end of fiscal quarter ending December 31, 2000, is (1) $9,272,000.00 or greater, seventy five (75) basis points or (2) less than $9,272,000.00, one hundred (100) basis points;

                  (C) if EBITDA, as at the end of fiscal quarter ending March 31, 2001, is (1) $14,521,000.00 or greater, seventy five (75) basis points or (2) less than $14,521,000.00, one hundred (100) basis points;

                  (D) if EBITDA, as at the end of fiscal quarter ending June 30, 2001, is (1) $20,274,000,000.00 or greater, seventy five (75) basis points or (2) less than $20,274,000.00, one hundred (100) basis points;

                  (E) if EBITDA, as at the end of fiscal quarter ending September 30, 2001, is (1) $4,811,000.00 or greater, seventy five (75) basis points or (2) less than $4,811,000.00, one hundred (100) basis points; and

                  (F) if EBITDA, as at the end of fiscal quarter ending December 31, 2001, is (1) $10,275,000.00 or greater, seventy five (75) basis points or (2) less than $10,275,000.00, one hundred (100) basis points;

( c )             if (b) above is not applicable:

                  (i) if EBITDA, as at the end of fiscal quarter ending September 30, 2000, is (A) $4,353,000.00 or greater, one hundred twenty five (125) basis points or (B) less than $4,353,000.00, one hundred fifty (150) basis points;

                  (ii) if EBITDA, as at the end of fiscal quarter ending December 31, 2000, is (A) $9,272,000.00 or greater, one hundred twenty five (125) basis points or (B) less than $9,272,000.00, one hundred fifty (150) basis points;

                  (iii) if EBITDA, as at the end of fiscal quarter ending March 31, 2001, is (A) $14,521,000.00 or greater, one hundred twenty five (125) basis points or (B) less than $14,521,000.00, one hundred fifty (150) basis points;

                  (iv) if EBITDA, as at the end of fiscal quarter ending June 30, 2001, is (A) $20,274,000.00 or greater, one hundred twenty five (125) basis points or (B) less than $20,274,000.00, one hundred fifty (150) basis points;

                  (v) if EBITDA, as at the end of fiscal quarter ending September 30, 2001, is (A) $4,811,000.00 or greater, one hundred twenty five (125) basis points or (B) less than $4,811,000.00, one hundred fifty (150) basis points;

                  (vi) if EBITDA, as at the end of fiscal quarter ending December 31, 2001, is (A) $10,275,000.00 or greater, one hundred twenty five (125) basis points or (B) less than $10,275,000.00, one hundred fifty (150) basis points."

(b) A new definition, "EBITDA", is inserted in the alphabetically corresponding position in Section 1.01 of the Credit Agreement as follows:

         " `EBITDA' has the meaning assigned to such term in Section 7.08(a), except that for purposes of Section 7.08(b), EBITDA shall have the meaning assigned to such term in Section 7.08(b)."

( c ) The second sentence of Section 2.01 of the Credit Agreement is deleted in its entirety and the following new sentence is inserted in lieu thereof:

         As of the date hereof, the aggregate of all Lenders' Commitments is TWENTY MILLION AND 00/100 DOLLARS ($20,000,000.00) from and including the date hereof through and including November 11, 1999 and FIFTEEN MILLION AND 00/100 DOLLARS ($15,000,000.00) from and including November 12, 1999 through and including the Termination Date."

(d) Section 2.04(b) of the Credit Agreement is deleted in its entirety and the following new Section 2.04(b) is inserted in lieu thereof:

         "Pursuant to the terms of this Agreement the respective Commitments shall automatically be reduced as set forth on Schedule 9 hereto on November 12, 1999."

(e) Section 2.05 of the Credit Agreement is deleted in its entirety and the following new Section 2.05 is inserted in lieu thereof:

         "The Borrower shall repay the principal amount of all Advances on the Termination Date. Notwithstanding the foregoing, on November 12, 1999, Borrower shall repay any outstanding advances greater than FIFTEEN MILLION AND 00/100 DOLLARS ($15,000,000.00), as provided in this Agreement."

(f) The number "1.0%" in the penultimate sentence of Section 2.06(C) of the Credit Agreement is deleted and the number "2.0%" is inserted in lieu thereof.

(g) Section 2.08(C) of the Credit Agreement is deleted in its entirety and the following new Section 2.08(C) is inserted in lieu thereof:

         "No later than December 3, 1999, a minimum of $5,000,000.00 shall be interest rate protected."

(h) Section 5.01(h)(xii) of the Credit Agreement is deleted in its entirety and the following new Section 5.01(h)(xii) is inserted in lieu thereof:

         "(xii) within twenty (20) days after the end of each month, commencing with the month ending September 30, 1999, an Informal Borrowing Base Certificate (modified to reflect monthly reporting);".

(i) The semicolon at the end of Section 5.01(h)(xv) of the Credit Agreement is changed to a period.

(j) Section 6.01(C)(I) of the Credit Agreement is deleted in its entirety and the following new Section 6.01(C)(I) is inserted in lieu thereof:

         "(I) Liens in favor of the Banks or the Agent; provided that if Liens are granted in favor of the Banks, the Liens must be equal in scope to the Banks;"

(k) Section 7.04 of the Credit Agreement is deleted in its entirety and the following new Section 7.04 is inserted in lieu thereof:

         "SECTION 7.04. Fixed Charge Coverage Ratio. The Borrower and its Consolidated Subsidiaries shall maintain on a consolidated basis, at all times, a Fixed Charge Coverage Ratio of not less than 3.00:1.00. For the purpose of calculating Fixed Charge Coverage Ratio, the Fixed Charge Coverage Ratio for the fiscal quarter ending September 30, 1999 shall not be applicable; the Fixed Charge Coverage Ratio for the fiscal quarter ending December 31, 1999 shall consist of the cumulative of the quarter ending September 30, 1999 and the quarter ending December 31, 1999; the Fixed Charge Coverage Ratio for the fiscal quarter ending March 31, 2000 shall consist of the cumulative of the quarter ending September 30, 1999, the quarter ending December 31, 1999 and the quarter ending March 31, 2000; and the Fixed Charge Coverage Ratio for the fiscal quarter ending June 30, 2000 shall consist of the cumulative of the quarter ending September 30, 1999, the quarter ending December 31, 1999, the quarter ending March 31, 2000 and the quarter ending June 30, 2000. After the quarter ending June 30, 2000, the Fixed Charge Coverage Ratio for each fiscal quarter shall be measured at the end of such fiscal quarter on the basis of the period of the four consecutive quarters then ended."

(l) Section 7.08 of the Credit Agreement is deleted in its entirety and the following new Section 7.08 is inserted in lieu thereof:

         "SECTION 7.08. Minimum EBITDA Requirement. (a) The Borrower and its Consolidated Subsidiaries shall maintain on a consolidated basis, EBITDA (as defined below in this Section 7.08(a)), to be measured at the end of each fiscal quarter, of not less than (I) $N/A for the quarter ending September 30, 1999; (ii) $1,700,000.00 for the quarter ending December 31, 1999; (iii) $4,300,000.00 for the quarter ending March 31, 2000; (iv) $9,200,000.00 for the quarter ending June 30, 2000; (v) $3,500,000.00 for the quarter ending September 30, 2000; (vi) $8,600,000.00 for the quarter ending December 31, 2000; (vii) $13,800,000.00 for the quarter ending March 31, 2001; (viii) $19,500,000.00 for the quarter ending June 30, 2001; (ix) $3,850,000.00 for the quarter ending September 30, 2001; and (x) $9,600,000.00 for the quarter ending December 31, 2001. For purpose of this Section 7.08(a), "EBITDA" shall mean earnings before interest, taxes, depreciation, and amortization as determined in accordance with GAAP; provided, however, the gain on the sale of Iwatsu Electric Company stock shall be excluded from the earnings component of the definition of EBITDA. For the purpose of calculating EBITDA in this Section 7.08(a), EBITDA for a fiscal quarter ending September 30 in any year, shall consist solely of the one quarter then ended; EBITDA for a fiscal quarter ending December 31 in any year, shall consist of the cumulative of the preceding quarter ending September 30 and the preceding quarter ending December 31; EBITDA for a fiscal quarter ending March 31 in any year, shall consist of the cumulative of the preceding quarter ending September 30, the preceding quarter ending December 31, and the preceding quarter ending March 31; and EBITDA for a fiscal quarter ending June 30 in any year, shall consist of the cumulative of the preceding quarter ending September 30, the preceding quarter ending December 31, the preceding quarter ending March 31, and the preceding quarter ending June 30.

         (b) The Borrower and its Consolidated Subsidiaries shall maintain, on a consolidated basis, EBITDA (as defined below in this Section 7.08(b)), to be measured at the end of each fiscal quarter, of not less than (I) $N/A for the quarter ending September 30, 1999; (ii) $1,700,000.00 for the quarter ending December 31, 1999; (iii) $2,350,000.00 for the quarter ending March 31, 2000; (iv) $4,000,000.00 for the quarter ending June 30, 2000; (v) $3,500,000.00 for the quarter ending September 30, 2000; (vi) $3,950,000.00 for the quarter ending December 31, 2000; (vii) $4,200,000.00 for the quarter ending March 31, 2001;
         (viii) $4,600,000.00 for the quarter ending June 30, 2001; (ix) $3,850,000.00 for the quarter ending September 30, 2001; and (x) $4,400,000.00 for the quarter ending December 31, 2001. For purposes of this Section 7.08(b), "EBITDA" shall mean earnings before interest, taxes, depreciation, and amortization as determined in accordance with GAAP; provided, however, the gain on the sale of Iwatsu Electric Company stock shall be excluded from the earnings component of the definition of EBITDA. For the purposes of calculating EBITDA in this
         Section 7.08(b), EBITDA shall consist solely of the quarter then ended."

(m) The address for the Agent set forth in Section 10.02 of the Credit Agreement is changed to:

                  "400 Rella Boulevard, Suffern, NY 10901, (or at facsimile number (914) 368-2366), Attention: Mr. C. William Cosgrove".

(n) Schedule 1 of the Credit Agreement is deleted in its entirety and a new
Schedule 1 in the form of Exhibit A attached to this Second Amendment is inserted in lieu thereof.

(o) Schedule 9 of the Credit Agreement is deleted in its entirety and a new
Schedule 9 in the form of Exhibit B attached to this Second Amendment is inserted in lieu thereof.

2. Representations and Warranties. The Borrower hereby represents and warrants as follows:

(a) The execution, delivery and performance by the Borrower of this Second Amendment and the Other Documents (as defined in Paragraph 3(b)(iv) below) have been duly authorized by all necessary corporate action; and

(b) This Second Amendment and the Other Documents executed by the Borrower and the Guarantors (as defined in Paragraph 3(b)(ii) below) constitute the legal, valid and binding obligations of the Borrower and the Guarantors, as applicable, enforceable against them in accordance with their respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, equitable remedies and other similar laws affecting creditors' rights generally, and except that the availability of equitable remedies is subject to the discretion of the court before which such remedies are sought.

3. Conditions Precedent. (a) For purposes of Section 10.01 of the Credit Agreement, each of the Lenders hereby consents and agrees, as of the Effective Date referred to below, to the terms and provisions of this Second Amendment subject to the Agent's receipt of (and, unless waived, the effectiveness of this Second Amendment shall be conditioned upon such receipt by the Agent of) the Subparagraph 3(b) Documents (as defined in Paragraph 3(b) below) specified in subparagraph 3(b) below. If the Agent does not receive the Subparagraph 3(b) Documents in the manner and on the date set forth in Subparagraph 3(b) hereof then, this Second Amendment shall not be effective among the parties. If the Subparagraph 3(b) Documents are received by the Agent in the manner and on the date set forth in Subparagraph 3(b) hereof then this Second Amendment shall be effective among the parties as of the date first above written.

(b) For purposes hereof, the Agent shall receive on the date of the execution and delivery of this Second Amendment by all parties hereto (the "Effective Date") the following documents in form and substance satisfactory to the Agent (the "Subparagraph 3(b) Documents") either as copies thereof via telecopy with the originals delivered to the Agent promptly after the Effective Date or as originals:

                  (i) Duly executed Security Agreement ("Security Agreements") signed by the Borrower and each Guarantor in favor of each Lender granting a security interest in Borrower's and each Guarantor's personal property now existing and hereafter acquired and wherever located;

                  (ii) Duly executed Guaranty Agreements ("Guaranty Agreements") in favor of each Lender signed by Vigilant Networks, Inc. (formerly known as LeCroy NEWCO Corporation), Digitech Industries, Inc. and Preamble Instruments, Inc. (jointly and severally, the "Guarantors");

                  (iii) Duly executed Uniform Commercial Code Financing Statements ("UCCs") signed by the Borrower and each Guarantor, as debtor, and each Lender, as secured party, for filing in all jurisdictions and government offices required by the Lenders;

                  (iv) Duly executed Intercreditor Agreement signed by Chase, as lender, and BBNA and agreed to by Borrower and each Guarantor ("Intercreditor Agreement"; the Security Agreements, the Guarantor Agreements, the UCCs and the Intercreditor Agreement, collectively referred to as the "Other Documents");

                  (v) Opinion or opinions of counsel for the Borrower and each Guarantor dated the date of this Second Amendment and addressed to the Lenders and the Agent;

                  (vi) The certificates of incorporation and all amendments thereto of Borrower and each Guarantor duly certified as of a recent date by an appropriate official of the Secretary of State of their respective states of incorporation;

                  (vii) Certificates of the Secretary of State of the applicable state of incorporation, dated as of a recent date, to the effect that Borrower and each Guarantor has legal existence and is in good standing in the state of their applicable states of incorporation;

                  (viii) Duly executed counterpart of this Second Amendment signed by the Agent, the Lenders, the Borrower and each Guarantor;

                  (ix) Certificates of the secretary or assistant secretary of Borrower and each Guarantor certifying (1) that the following documents attached to such certificate are correct, complete and in full force and effect on the date of this Second
                  Amendment: (A) the certificate of incorporation and all amendments thereto, (B) the by-laws; and (C) the resolutions authorizing the transactions contemplated by this Second Amendment and the Other Documents executed by the Borrower and the Guarantors, respectively, and (2) as to the incumbency of certain officers;

                  (x) Certificates of the Secretary of State of each state where the Borrower or any Guarantor is organized, has its principal office or conducts business, unless waived by the Agent, dated as of a recent date, to the effect that Borrower or Guarantors, as applicable, is authorized to conduct business in such state and is in good standing, such certificate to be in form and substance reasonably acceptable to the Agent;

                  (xi) Evidence of tax good standing from the Secretary of States of each state where Borrower or any Guarantor is organized, has its principal office or conducts business, unless waived by the Agent, dated as of a recent date, such certificate to be in form and substance reasonably acceptable to the Agent;

                  (xii) A restructuring fee in the amount of $100,000.00 ($67,000.00 payable to Chase and $33,000.00 payable to BBNA) in immediately available funds;

                  (xiii) UCC financing statement lien searches, judgement searches, bankruptcy and tax searches in form and substance satisfactory to the Agent and its counsel against Borrower and each Guarantor from the appropriate governmental offices in the states where each is incorporated and conducting business;

                  (xiv) Evidence satisfactory to the Agent of the existence of all risk and general liability insurance covering Borrower's and each Guarantor's personal property naming the Lenders as loss payees and additional insureds and from financially sound and reputable insurance companies or associations in such amounts and with such risks as are usually carried by companies engaged in the same business and similarly situated as the Borrower and each Guarantor;

                  (xv) Duly executed perfection certificates signed by Borrower and each Guarantor;

                  (xvi) UCC-3 termination statements terminating any existing UCC filings required by Agent; and

                  (xvii) Such other certificates, affidavits, agreements and documents as a Lender or Agent may reasonably require.

4. Covenant. The Borrower, in addition to the financial reporting requirements contained in Section 5.01(h) of the Credit Agreement, agrees to deliver to the Agent immediately upon Borrower's receipt thereof, a copy of the management letter submitted to the Borrower and prepared by Ernst & Young, LLP (the "Auditor") in connection with the Auditor's examination of the financial statements of the Borrower for the fiscal year ending June 30, 1999.

5. Costs, Expenses and Taxes. The Borrower agrees to pay on demand all reasonable fees and expenses of the Agent and the Lenders in connection with the preparation, negotiation, execution, delivery, administration, modification and amendment of this Second Amendment and the Other Documents, including without limitation, the reasonable fees and expenses of counsel for the Agent and the Lenders with respect thereto and with respect to advising the Agent and the Lenders as to their respective rights and responsibilities hereunder and thereunder. The Borrower further agrees to pay on demand all reasonable costs and expenses, if any (including without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Second Amendment or any Other Document, including, without limitation, reasonable fees and expenses of counsel in connection with the enforcement of rights under the Credit Agreement, as amended by this Second Amendment.

6. Agreement. Except as specifically amended hereby, the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) and the Other Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

7. Capitalized Terms. All capitalized terms used in this Second Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

8. Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

9 Governing Law. This Second Amendment shall be governed by, and construed and enforced in accordance with, the internal, substantive laws of the State of New York without giving effect to the conflict of law rules thereof.

         IN WITNESS WHEREOF, the parties to this Second Amendment have caused their signatures to be affixed hereto the date above first written.

                                              LECROY CORPORATION

                                              By: /s/
                                              ----------------------------------
                                              Name: John C. Maag
                                              Title: Chief Financial Officer

                                              THE CHASE MANHATTAN BANK, as
                                              Agent and Lender

                                              By: /s/
                                              ----------------------------------
                                              Name: C. William Cosgrove
                                              Title:   Vice President

                                              BANKBOSTON, N.A.

                                              By: /s/
                                              ----------------------------------
                                              Name: Andrew H. Harris
                                              Title: Vice President

ACCEPTED AND AGREED TO:

VIGILANT NETWORKS, INC., formerly
known as LeCroy NEWCO Corporation

By: /s/
----------------------------------
Name: John C. Maag
Title: Treasurer

DIGITECH INDUSTRIES, INC.

By: /s/
----------------------------------
Name: John C. Maag
Title: Vice President/Secretary/Treasurer

PREAMBLE INSTRUMENTS, INC.

By: /s/
----------------------------------
Name: John C. Maag
Title: Secretary

                                    EXHIBIT A

                                   SCHEDULE I

                               LECROY CORPORATION



Amended and Restated Multicurrency Credit Agreement dated as of March 31, 1999 among LeCroy Corporation, as Borrower, and the Lenders named therein, as Lenders, and The Chase Manhattan Bank, as Agent

---------------------------------- --------------------------------------- ---------------------------------------
         Name of Lender             Domestic Lending Office                Eurocurrency Lending Office
---------------------------------- --------------------------------------- ---------------------------------------
The Chase Manhattan Bank            400 Rella Boulevard                     400 Rella Boulevard
                                    Suffern, New York 10901                 Suffern, New York 10901
                                    Phone: (914) 368-2272                   Phone: (914) 368-2272
                                    Fax:   (914) 368-2366                   Fax:   (914) 368-2366
                                    Attention: C. William Cosgrove          Attention: C. William Cosgrove
---------------------------------- --------------------------------------- ---------------------------------------
BankBoston, N.A.                    Landmark Square                         Landmark Square
                                    2nd Floor, Mail Stop CT FD KO2A         2nd Floor, Mail Stop CT FD KO2A
                                    Stamford, Connecticut  06901            Stamford, Connecticut  06901
                                    Phone: (203) 964-4829                   Phone: (203) 964-4829
                                    Fax:   (203) 964-4850                   Fax:   (203) 964-4850
                                    Attention: Andrew H. Harris             Attention: Andrew H. Harris
---------------------------------- --------------------------------------- ---------------------------------------

                                    EXHIBIT B

                                   SCHEDULE 9

                                   Commitments

            Commitments totaling $20,000,000.00 (from March 31, 1999 through and including November 11, 1999)

         Lenders                             Commitment

THE CHASE MANHATTAN BANK                    $13,400,000.00

BANKBOSTON, N.A.                            $ 6,600,000.00
                                            --------------

                                   TOTAL    $20,000,000.00

                    Commitments totaling $15,000,000.00 (from and including November 12,1999 through and including the Termination Date)

         Lenders                            Commitment

THE CHASE MANHATTAN BANK                    $10,050,000.00

BANKBOSTON, N.A.                            $ 4,950,000.00
                                            --------------
                                   TOTAL    $15,000,000.00

                                                                   EXHIBIT 10.25

                                   TOTAL    $15,000,000.00
         THIS THIRD AMENDMENT AND WAIVER (the "Amendment and Waiver") is made as of the 19th day of April, 2000 by and among LECROY CORPORATION (the "Borrower"), a corporation organized and existing under the laws of the State of Delaware, THE CHASE MANHATTAN BANK ("Chase"), a New York banking corporation, as agent for the Lenders (defined below) under the Credit Agreement (defined below) and as a Lender thereunder and FLEET NATIONAL BANK, a national banking association, formerly known as BankBoston, N.A. ("Fleet"), as a Lender under the Credit Agreement.

                             W I T N E S S E T H :

         WHEREAS, the Borrower, Chase and Fleet (formerly known as BankBoston, N.A.) (Chase and Fleet, collectively, the "Lenders" and each individually, a "Lender") and the Agent are parties to a certain Amended and Restated Multicurrency Credit Agreement dated as of March 31, 1999, as amended by the First Amendment to Amended and Restated Multicurrency Credit Agreement dated June 12, 1999 and the Second Amendment to Amended and Restated Multicurrency Credit Agreement (the "Second Amendment") dated as of September 7, 1999 (collectively, "the Credit Agreement");

         WHEREAS, pursuant to the Credit Agreement, (i) Chase (x) acts as Agent under a revolving credit facility in the maximum principal sum of $15,000,000 and (y) is a Lender with a Commitment (as defined in the Credit Agreement) in the sum of $10,050,000 and (ii) Fleet is a Lender with a Commitment in the sum of $4,950,000;

         WHEREAS, Borrower, with respect to the fiscal quarter ending March 31, 2000, violated (the "Defaults") (i) the Fixed Charge Coverage Ratio financial covenant set forth in Section 7.04 of the Credit Agreement and (ii) the minimum EBITDA Requirements set forth in Sections 7.08(a) and 7.08(b) of the Credit Agreement ((i) and (ii), collectively, the "Defaulted Financial Covenants");

         WHEREAS, Borrower has requested that the Agent and the Lenders waive their right to exercise the remedies which exist under the Credit Agreement, the other Loan Documents (as defined in the Credit Agreement) and the Other Documents (as defined in the Second Amendment) solely as a result of the occurrence of the Defaults (the "Remedies");

         WHEREAS, the Agent and the Lenders have agreed to waive their right to exercise the Remedies, subject to certain conditions and limitations contained in this Amendment and Waiver;

         WHEREAS, as a condition to the Agent and the Lenders agreeing to waive their right to exercise Remedies and in addition to the above, Chase, Fleet and the Borrower have agreed to reduce the maximum principal amount of the Commitments from, and including, April 20, 2000 to TWELVE MILLION AND 00/100 DOLLARS ($12,000,000) with Chase's Commitment, as a Lender, not to exceed EIGHT MILLION FORTY THOUSAND AND 00/100 DOLLARS ($8,040,000) and Fleet's Commitment not to exceed THREE MILLION NINE HUNDRED SIXTY THOUSAND AND 00/100 DOLLARS ($3,960,000);

      WHEREAS, as a further condition to the Agent and the Lenders agreeing to waive their right to exercise Remedies and in addition to the above, the parties to this Amendment and Waiver have also agreed that from and including April 20, 2000, (i) all Advances (as defined in the Credit Agreement) shall be Base Rate Advances (as defined in the Credit Agreement), (ii) the rate of interest on Advances shall be increased to a rate per annum equal at all times to the Base Rate (as defined in the Credit Agreement) plus 2.0%, (iii) Eurocurrency Advances (as defined in the Credit Agreement) are no longer permitted, (iv) any currently outstanding Eurocurrency Advance shall be automatically Converted (as defined in the Credit Agreement) at the end of the now existing Interest Period (as defined in the Credit Agreement) to a Base Rate Advance and (v) Advances in any Alternate Currency (as defined in the Credit Agreement) are prohibited, all Advances, therefore, being in Dollars (as defined in the Credit Agreement); and

         WHEREAS, as a further condition to the Agent and the Lenders agreeing to waive their right to exercise Remedies and in addition to the above, the parties to this Amendment and Waiver have agreed to amend certain other terms and provisions of the Credit Agreement.

         NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, receipt of which is hereby acknowledged and upon the execution and delivery of this Amendment and Waiver by each party hereto and the satisfaction of the conditions set forth in Paragraph 5 below, the Borrower, Chase, as Agent and Lender, and Fleet agree as follows:

         1. Capitalized Terms. All capitalized terms used in this Amendment and Waiver and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

         2. Waiver. (a) The Agent and the Lenders hereby waive their right to exercise Remedies arising solely out of the Defaults and waive Borrower's failure to comply with the Defaulted Financial Covenants for the fiscal quarter ending March 31, 2000 only and no other period, provided, however, the waiver contained in this Paragraph 2(a) will terminate and be of no force and effect in the event the conditions contained in Paragraph 2(b) are not completely satisfied as determined solely by the Agent and the Lenders.

         (b) The Borrower acknowledges and agrees that the waiver granted by the Agent and Lenders in Paragraph 2(a) will automatically terminate and be of no force and effect unless the Borrower, no later than the close of business on May 12, 2000 (or such later date as the Lenders and Agent in their sole discretion shall extend), provides to the Lenders (or the Agent, as Lenders in their sole discretion shall determine):

(A) first and second mortgage liens, as determined by the Lenders and the Agent in their sole discretion, encumbering all of the Borrower's property located in Chestnut Ridge, New York, including but not limited to Borrower's corporate headquarters located at 700 Chestnut Ridge Road, Chestnut Ridge, NY and property located at 702 and 750 Chestnut Ridge Road, Chestnut Ridge, NY, as required by the Lenders (collectively, the "Premises") in an aggregate amount equal to $6,000,000 together with the improvements located on the Premises, an assignment of all leases now or hereafter affecting any of the Premises and a security interest in all fixtures, equipment and articles of personal property now or hereafter affixed to or used in the management, maintenance or operation of any of the Premises, subject to no other liens, security interests or encumbrances except as permitted by the Lenders; and

(B) additional documentation as the Lenders and Agent reasonably require to further protect Lenders' first priority security interest and assignment in specific, identifiable patents and patent applications (the "Patents") as the Lenders shall determine.

         (c) The mortgage liens and additional documentation required in Paragraph 2(b) above shall be completed pursuant to documentation (the "Additional Collateral Documents") in form and substance reasonably satisfactory to the Lenders and the Agent (which documentation may, at Lenders' and Agent's sole discretion, include a division (by amendment or other loan documentation reasonably required by the Lenders and the Agent) of the credit facility evidenced by the Credit Agreement into separate term loan and revolving loan facilities in amounts determined by the Lenders and Agent, provided the aggregate amount of Lenders' exposure under both the term loan and revolving loan facilities is no less than the aggregate of all Lenders' Commitments at the time of the receipt by the Agent of executed Additional Collateral Documents. In addition to the grant of the mortgage liens and delivery of the additional documentation required in Paragraph 2(b) above, Borrower shall (at Borrower's expense) simultaneously provide to the Agent documentary evidence, as reasonably determined by the Lenders and the Agent, in support of the Additional Collateral Documentation. Documentary evidence shall be in form and substance reasonably satisfactory to the Agent and the Lenders and include, but not be limited to, an opinion of counsel, proof of payment of all taxes and assessments affecting the Premises due and/or payable at the time the Mortgage is granted, a survey of the Premises, title insurance from a national title insurance company reasonably acceptable to the Agent and the Lenders, property and liability insurance covering the Premises in amounts, scope and form reasonably acceptable to the Lenders and the Agent, subordination of all leases affecting the Premises to the mortgage liens, licensee consents, Uniform Commercial Code, U.S. Patent office, judgement, bankruptcy and tax lien searches as reasonably determined by the Lenders and Agent and resolutions and miscellaneous certificates as reasonably determined by the Lender and the Agent.

         3. Amendment. (a) The first two sentences of Section 2.01 of the Credit Agreement are amended and restated in their entirety to read as follows:

         "Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make Advances to the Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date in an aggregate amount not to exceed at any time outstanding the amount set forth opposite such Lender's name on
         Schedule 9 hereto or, if such Lender has entered into any Assignment and Acceptance, set forth as such Lender's Commitment in the Register maintained by the Agent pursuant to Section 10.08(c) (such Lender's "Commitment"), or the equivalent thereof, as such amount may be reduced pursuant to Section 2.04. As of the date hereof, the aggregate of all Lenders' Commitments is TWENTY MILLION AND 00/100 DOLLARS ($20,000,000.00) from and including the date hereof through and including November 11, 1999, FIFTEEN MILLION AND 00/100 DOLLARS ($15,000,000.00) from and including November 12, 1999 through and including April 19, 2000 and TWELVE MILLION AND 00/100 DOLLARS ($12,000,000.00) from and including April 20, 2000 through and including the Termination Date."

         (b) Schedule 9 attached to the Credit Agreement is replaced by Schedule 9 attached to this Amendment and Waiver as Exhibit A hereto.

         (c) Notwithstanding any term, provision, definition or section contained in the Credit Agreement, any other Loan Document or any Other Document, and notwithstanding the satisfaction of any condition contained in the Credit Agreement, any other Loan Document or any Other Document, from and after April 20, 2000, (i) all Advances shall be Base Rate Advances, (ii) the rate of interest on Advances shall be increased to a rate per annum equal at all times to the Base Rate plus 2.0%, (iii) Eurocurrency Advances are no longer permitted,
(iv) any currently outstanding Eurocurrency Advance shall be automatically Converted at the end of the now existing Interest Period to a Base Rate Advance and (v) Advances in any Alternate Currency is prohibited, all Advances, therefore, being in Dollars.

         (d) Section 5.01(h) of the Credit Agreement is amended by (i) renumbering Section 5.01(h)(xv) to Section 5.01(h)(xviii) and (ii) inserting after Section 5.01(h)(xiv) the following:

         "(xv) on April 28, 2000 and on the last Business Day of each month thereafter, written, consolidating three (3) month cash flow projections of the Borrower and each Guarantor on schedules in form and substance reasonably satisfactory to the Agent and the Lenders (which projections shall include, but not be limited to, projections showing expected weekly and monthly cash, inventory and receivables and anticipated liquidity needs for the applicable three (3) month reporting period) and be certified as true, accurate and complete by the chief financial officer of the Borrower;

         (xvi) on the last Business Day of each week, verbal status updates acceptable to the Lenders and Agent from the chief financial officer of the Borrower or other officer reasonably acceptable to the Agent and Lenders regarding (A) Borrower's LAN division section of its business and (B) Borrower's efforts and progress toward (1) replacing the current Lenders in the Credit Agreement with other financial institutions and/or repaying all outstanding Advances owed to the Lenders under the Credit Agreement, the other Loan Documents and the Other Documents and terminating the Commitments and (2) replacing the Agent with a new substitute agent;

         (xvii) a written compliance certificate, substantially in the form attached as Exhibit B to the Third Amendment and Waiver dated as of April 19, 2000 among the Borrower, Guarantors, Agent and Lenders, no later than the last Business Day of the fiscal quarter ending June 30, 2000, with respect to projected compliance with the Financial Covenants set forth in Article VII of the Credit Agreement as of and for such fiscal quarter and showing whether compliance with the Financial Covenants will or will not be achieved; and".

         4. Representations and Warranties. The Borrower and each Guarantor hereby represent and warrant as follows (with the effectiveness of this Amendment and Waiver being further conditioned upon all such representations and warranties being true and correct in all material respects on May 5, 2000):

         (a) The execution, delivery and performance by the Borrower and each Guarantor of this Amendment and Waiver has been duly authorized by all necessary corporate action;

         (b) This Amendment and Waiver, the Credit Agreement, each of the other Loan Documents and each of the Other Documents, as amended hereby, to which the Borrower or a Guarantor is a party constitute legal, valid and binding obligations of the Borrower and each Guarantor, respectively, enforceable against it in accordance with their respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, equitable remedies and other similar laws affecting creditors' rights generally, and except that the availability of equitable remedies is subject to the discretion of the court before which such remedies are sought;

         (c) The representations and warranties contained in Article IV of the Credit Agreement and set forth in the Second Amendment are correct as of May 5, 2000, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement, the Loan Documents and the Other Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse as reasonably determined by the Lenders and Agent, or to the extent that such representations or warranties relate expressly to an earlier date; and

         (d) Other than the Defaults of the Defaulted Financial Covenants, no other event has occurred and is continuing which constitutes a Default (as defined in the Credit Agreement) or an Event of Default.

         5. Conditions Precedent. (a) For purposes of Section 10.01 of the Credit Agreement, each of the Lenders and the Agent hereby consents and agrees, as of April 20, 2000, to the terms and provisions of this Amendment and Waiver subject to the Agent's receipt no later than May 5, 2000 of (and the effectiveness of this Amendment and Waiver shall be conditioned upon such receipt by the Agent of) the Subparagraph 5(b) Documents (as defined below) in the manner specified in subparagraph 5(b) below.

         (b) For purposes hereof, the Agent shall receive no later than May 5, 2000 the following documents in form and substance satisfactory to the Agent and the Lenders and other items (collectively, the "Subparagraph 5(b) Documents") either as copies thereof via telecopy with the originals delivered to the Agent promptly thereafter or as originals:

         (i) Duly executed counterpart of this Amendment and Waiver signed by the Agent, the Lenders, the Guarantors and the Borrower;

         (ii) a waiver fee in the amount of $67,000 in immediately available funds, payable to Chase and a waiver fee in the amount of $33,000 in immediately available funds, payable to Fleet; and

         (iii) (A) a check in the amount of $18,665.00 payable to the order of Thacher Proffitt & Wood on account of the reasonable Agent's legal fees to date incurred in connection with this Amendment and Waiver and other matters in connection therewith, (B) a check in the amount of $6,800.00 payable to the order of The Chase Manhattan Bank to reimburse Chase for the reasonable allocated costs of its internal counsel to date incurred in connection with this Amendment and Waiver and other matters in connection therewith and (C) a check in the amount of $1,000.00 payable to the order of Finn, Dixon & Herling LLP, on account of Fleet's reasonable legal fees to date in connection with this Amendment and Waiver and other matters in connection therewith.

         6. Costs, Expenses and Taxes. The Borrower and each Guarantor agrees to pay on demand all reasonable fees and expenses of the Agent and the Lenders in connection with the preparation, negotiation, execution, delivery, administration, modification and amendment of this Amendment and Waiver and the other instruments and documents to be delivered hereunder, including without limitation, those documents described in Paragraphs 2(b) and 2(c), the reasonable fees and expenses of counsel for the Agent and the Lenders with respect thereto and with respect to advising the Agent and the Lenders as to their respective rights and responsibilities hereunder and thereunder. The Borrower and each Guarantor further agrees to pay on demand all reasonable costs and expenses, if any (including without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment and Waiver and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable fees and expenses of counsel in connection with the enforcement of rights under the Credit Agreement, the other Loan Documents and the Other Documents. In addition, the Borrower and each Guarantor shall pay any mortgage tax and filing and recording fees payable or determined to be payable in connection with the execution and delivery and recording of this Amendment and Waiver and/or any Additional Collateral Document and agrees to save the Agent and Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes, recording or filing fees (except any such delay or omission caused by the gross negligence or willful misconduct of the Agent or the Lenders, as applicable).

         7. Default. The Borrower and each Guarantor expressly acknowledges and agrees that failure to perform any term or provision contained in this Amendment and Waiver, including but not limited to those contained in Paragraphs 2(b) and 2(c) and the additional reporting requirements contained in Paragraph 3(d) shall, in addition to all other Events of Default be an Event of Default thereunder, the waiver granted in Paragraph 2(a) shall be of no further force and effect and the Agent and/or the Lenders may exercise remedies as provided in the Credit Agreement, other Loan Documents or the Other Documents and the original Defaults shall exist.

         8. Agreement; Waiver. Except as specifically amended hereby, the Credit Agreement, the other Loan Documents and the Other Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Nothing in this Amendment and Waiver contained or implied herein shall be construed as a waiver of any provisions of the Credit Agreement for any other matters or any other period (including, without limitation, any fiscal period other than the fiscal quarter ended March 31 2000) or reason other than as expressly set forth in Paragraph 2(a) or a waiver of any other Default (as defined in the Credit Agreement), Event of Default, covenant or restriction in the Credit Agreement or this Amendment and Waiver.

         9. Release of Agent and Lenders. By execution of this Amendment and Waiver, the Borrower and each Guarantor, jointly and severally, acknowledge and confirm that they do not have any actions, causes of action, suits, debts, controversies, damages, offsets, defenses, claims or counterclaims against the Agent or either Lender, or any of their respective subsidiaries, affiliates, officers, agents, directors, employees, attorneys, successors, and assigns, both present and former (collectively, the "Related Affiliates") whether asserted or unasserted, in law or in equity (collectively, the "Claims"), and to the extent any Claim does exist, jointly and severally, release and forever discharge the Agent and Lenders and any Related Affiliates of and from such Claim.

         10. No Future Commitments. Borrower and each Guarantor understand that they may need to pursue refinancing of their obligations to the Lenders and provide for a new Agent in the event that after the execution and delivery of this Amendment and Waiver, Borrower and Guarantors subsequently are unable to enter into any subsequent amendment, waiver, modification or an arrangement for restructuring the Credit Agreement, any of the Loan Documents and/or any Other Documents with the Agent and Lenders. The Borrower and each Guarantor acknowledge and agree that the execution and delivery of this Amendment and Waiver or any previous amendment and/or waiver does not manifest a course of dealing with the Borrower and or Guarantors leading to an expectation by Borrower and/or Guarantors of any future waivers and/or amendments.

         11. Counterparts. This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         12. Governing Law. This Amendment and Waiver shall be governed by, and construed and enforced in accordance with, the internal, substantive laws of the State of New York without giving effect to the conflict of law rules thereof.

[NO FURTHER TEXT ON THIS PAGE]

         IN WITNESS WHEREOF, the parties to this Amendment and Waiver have caused their signatures to be affixed hereto the date above first written.

                                                    LECROY CORPORATION

                                                    By:      /s/
                                                    --------------------------
                                                    Name:  Lutz Henckels
                                                    Title: President and Chief
                                                           Executive Officer

                                                    THE CHASE MANHATTAN BANK,
                                                    as Agent

                                                    By:      /s/
                                                    --------------------------
                                                    Name:    Frank Apollo
                                                    Title:   Vice President

                                                    THE CHASE MANHATTAN BANK,
                                                    as Lender

                                                    By:      /s/
                                                    --------------------------
                                                    Name:    Frank Apollo
                                                    Title:   Vice President

                                                    FLEET NATIONAL BANK
                                                    (formerly known as
                                                    BankBoston, N.A.), as Lender

                                                    By:      /s/
                                                    --------------------------
                                                    Name:    Andrew H. Harris
                                                    Title:   Vice President

ACCEPTED AND AGREED TO:

VIGILANT NETWORKS, INC.
Guarantor

By:      /s/
----------------------
Name:    Lutz Henckels
Title:   Chairman

DIGITECH INDUSTRIES, INC. (Guarantor)

By:      /s/
----------------------
Name:    Lutz Henckels
Title:   Chairman

PREAMBLE INSTRUMENTS, INC.

By:      /s/
----------------------
Name:    Lutz Henckels
Title:   Chairman

                                   EXHIBIT A

                                   SCHEDULE 9

                                  COMMITMENTS


Lender      Period from March     Period from              Period from and
            31, 1999 through      November 12, 1999        after April 19, 2000
            and including         through and including
            November 11, 1999     April 19, 2000

THE CHASE       $13,400,000            $10,050,000               $8,040,000
MANHATTAN
BANK

FLEET           $ 6,600,000            $ 4,950,000               $3,960,000
NATIONAL
BANK

                                   EXHIBIT B

                 COMPLIANCE CERTIFICATE EXHIBIT B, PAGE 1 OF 2
                          For the Fiscal Period Ending
                           [_________] [__], 200[___]

                       Q __, ___   Rolling   Q __, ___   Rolling   Q __, ___   Rolling   Q __, ___   Rolling
Cash Flows
Operating Profit (PBT) $           $         $           $         $           $         $           $
Depreciation
Foreign Exchange
Capital Expenditures
Additions to ERP Project
Total Cash Flows       $           $         $           $         $           $         $           $

Fixed Charges
Interest Expense       $           $         $           $         $           $         $           $

Tangible Net Worth
Total Assets           $           $         $           $         $           $         $           $
Less Patents and
Trademarks
Less Manufacturing &
Distribution
Less Goodwill and
Technology
Less Consolidated
Liabilities
Tangible Net Worth     $           $         $           $         $           $         $           $
EBITA                  $           $         $           $         $           $         $           $

                        COMPLIANCE CERTIFICATE EXHIBIT B
                    For the Fiscal Period Ending Page 2 of 2
                           [_________] [__], 200[___]



SECTION 7.01
Current Assets
Current Liabilities (As defined)
Calculated Ratio
Bank Covenant
Compliance

SECTION 7.04 - Fixed Charge Coverage Ratio
Cash Flows
Fixed Charges
Calculated Ratio
Bank Covenant
Compliance

SECTION 7.05 - Leverage Ratio
Consolidated Liabilities
Consolidated Tangible Net Worth
Calculated Ratio
Bank Covenant
Compliance

SECTION 7.06 - Capital Expenditures
Capital Expenditures FY (Estimate)
Bank Covenant (Limit)
Compliance

SECTION 7.07 - Net Loss
Net Income FY
Bank Covenant (Minimum)
Compliance

Individual Quarterly EBITDA w/o IWATSU
Calculated
Bank Covenant
Compliance

Cumulative EBITDA w/o IWATSU
Calculated
Bank Covenant
Compliance

I, __________________________, the __________________ of LECROY CORPORATION
hereby certify that the information contained herein is true and correct and no Default has occurred and is continuing on the date hereof.

Date: _________  __, 200_

                                                                   EXHIBIT 10.26

         THIS FOURTH AMENDMENT (the "Fourth Amendment") is made as of the 12th day of May, 2000 by and among LECROY CORPORATION (the "Borrower"), a corporation organized and existing under the laws of the State of Delaware, THE CHASE MANHATTAN BANK ("Chase"), a New York banking corporation, as agent for the Lenders (defined below) under the Credit Agreement (defined below) and as a Lender thereunder and FLEET NATIONAL BANK, a national banking association, formerly known as BankBoston, N.A. ("Fleet"), as a Lender under the Credit Agreement.

                              W I T N E S S E T H :

         WHEREAS, the Borrower, Chase and Fleet (formerly known as BankBoston, N.A.) (Chase and Fleet, collectively, the "Lenders" and each individually, a "Lender") and the Agent are parties to a certain Amended and Restated Multicurrency Credit Agreement dated as of March 31, 1999, as amended by the First Amendment to Amended and Restated Multicurrency Credit Agreement dated June 12, 1999, the Second Amendment to Amended and Restated Multicurrency Credit Agreement (the "Second Amendment") dated as of September 7, 1999 and the Third Amendment and Waiver (the "Third Amendment") dated as of April 19, 2000 (collectively, "the Credit Agreement");

         WHEREAS, pursuant to the Credit Agreement, (i) Chase (x) acts as Agent under a revolving credit facility in the maximum principal sum of $12,000,000 and (y) is a Lender with a Commitment (as defined in the Credit Agreement) in the sum of $8,040,000 and (ii) Fleet is a Lender with a Commitment in the sum of $3,960,000;

         WHEREAS, Borrower, with respect to the fiscal quarter ending March 31, 2000, violated (the "Defaults") (i) the Fixed Charge Coverage Ratio financial covenant set forth in Section 7.04 of the Credit Agreement and (ii) the minimum EBITDA Requirements set forth in Sections 7.08(a) and 7.08(b) of the Credit Agreement ((i) and (ii), collectively, the "Defaulted Financial Covenants");

         WHEREAS, Borrower requested that the Agent and the Lenders waive their right to exercise the remedies which existed under the Credit Agreement, the other Loan Documents (as defined in the Credit Agreement) and the Other Documents (as defined in the Second Amendment) solely as a result of the occurrence of the Defaults (the "Remedies");

         WHEREAS, the Agent and the Lenders pursuant to the Third Amendment have waived their right to exercise the Remedies, subject to certain conditions and limitations contained in paragraph 2(b) of the Third Amendment;

         WHEREAS, pursuant to paragraph 2(b) of the Third Amendment, Borrower must, among other things, provide a first mortgage lien on its property located in Chestnut Ridge, New York in an aggregate amount equal to $6,000,000 in favor of the Agent;

         WHEREAS, in order to satisfy the condition to provide a $6,000,000 mortgage lien on Borrower's property in Chestnut Ridge, New York, the Lenders will provide Borrower with a $6,000,000 term loan ("Mortgage Loan") secured by a $6,000,000 mortgage lien in favor of the Agent, the proceeds of which Mortgage Loan will be used to prepay the Advances (as defined in the Credit Agreement) under the Credit Agreement by $6,000,000;

         WHEREAS, simultaneously with the making of the Mortgage Loan to the Borrower and the prepayment of the Advances under the Credit Agreement, Chase, Fleet, the Agent and the Borrower have agreed to reduce the maximum principal amount of the Commitments under the Credit Agreement from, and including, the date of the prepayment of the Advances in the amount of $6,000,000 to SIX MILLION AND 00/100 DOLLARS ($6,000,000) with Chase's Commitment, as a Lender, not to exceed FOUR MILLION TWENTY THOUSAND AND 00/100 DOLLARS ($4,020,000) and Fleet's Commitment not to exceed ONE MILLION NINE HUNDRED EIGHTY THOUSAND AND 00/100 DOLLARS ($1,980,000).

         NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, receipt of which is hereby acknowledged and upon the execution and delivery of this Fourth Amendment by each party hereto and the satisfaction of the conditions set forth in Paragraph 4 below, the Borrower, Chase, as Agent and Lender, and Fleet agree as follows:

         1. Capitalized Terms. All capitalized terms used in this Fourth Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

         2. Amendment.(a) The first two sentences of Section 2.01 of the Credit Agreement are amended and restated in their entirety to read as follows:

         "Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make Advances to the Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date in an aggregate amount not to exceed at any time outstanding the amount set forth opposite such Lender's name on
         Schedule 9 hereto or, if such Lender has entered into any Assignment and Acceptance, set forth as such Lender's Commitment in the Register maintained by the Agent pursuant to Section 10.08(c) (such Lender's "Commitment"), or the equivalent thereof, as such amount may be reduced pursuant to Section 2.04. As of the date hereof, the aggregate of all Lenders' Commitments is TWENTY MILLION AND 00/100 DOLLARS ($20,000,000.00) from and including the date hereof through and including November 11, 1999, FIFTEEN MILLION AND 00/100 DOLLARS ($15,000,000.00) from and including November 12, 1999 through and including April 19, 2000, TWELVE MILLION AND 00/100 DOLLARS ($12,000,000.00) from and including April 20, 2000 through and including May 11, 2000 and SIX MILLION AND 00/100 DOLLARS ($6,000,000.00) from and including May 12, 2000 through and including the Termination Date."

         (b) Section 2.04(b) of the Credit Agreement is deleted in its entirety and the following new Section 2.04(b) is inserted in lieu thereof:

         "Pursuant to the terms of this Agreement the respective Commitments shall automatically be reduced as set forth on Schedule 9 hereto on May 12, 2000."

         (c) Section 2.05 of the Credit Agreement is deleted in its entirety and the following new Section 2.05 is inserted in lieu thereof: "The Borrower shall repay the principal amount of all Advances on the Termination Date. Notwithstanding the foregoing, on November 12, 1999, Borrower shall repay any outstanding Advances greater than FIFTEEN MILLION AND 00/100 DOLLARS ($15,000,000.00), on April 19, 2000, Borrower shall repay and outstanding Advances greater than TWELVE MILLION AND 00/100 DOLLARS ($12,000,000.00) and on May 12, 2000, Borrower shall repay any outstanding advances greater than SIX MILLION AND 00/100 DOLLARS ($6,000,000.00), as provided in this Agreement."

         (d) Section 7.04 of the Credit Agreement is deleted in its entirety and the following new Section 7.04 is inserted in lieu thereof:

         "SECTION 7.04. Fixed Charge Coverage Ratio. The Borrower and its Consolidated Subsidiaries shall maintain on a consolidated basis, at all times, a Fixed Charge Coverage Ratio of not less than 3.00:1.00. For the purpose of calculating Fixed Charge Coverage Ratio, the Fixed Charge Coverage Ratio for the fiscal quarter ending September 30, 1999 shall not be applicable; the Fixed Charge Coverage Ratio for the fiscal quarter ending December 31, 1999 shall consist of the quarter ending December 31, 1999; the Fixed Charge Coverage Ratio for the fiscal quarter ending March 31, 2000 shall consist of the cumulative of the quarter ending December 31, 1999 and the quarter ending March 31, 2000; and the Fixed Charge Coverage Ratio for the fiscal quarter ending June 30, 2000 shall consist of the cumulative of the quarter ending December 31, 1999, the quarter ending March 31, 2000 and the quarter ending June 30, 2000. After the quarter ending June 30, 2000, the Fixed Charge Coverage Ratio for each fiscal quarter shall be measured at the end of such fiscal quarter on the basis of the period of the four consecutive quarters then ended."

         (e) Schedule 9 attached to the Credit Agreement is replaced by Schedule 9 attached to this Fourth Amendment as Exhibit A hereto.

         (f) Notwithstanding any term, provision, definition or section contained in the Credit Agreement, any other Loan Document or any Other Document, and notwithstanding the satisfaction of any condition contained in the Credit Agreement, any other Loan Document or any Other Document, from and after the Effective Date (as defined in Paragraph 4 below), (i) all Advances shall be Base Rate Advances, (ii) the rate of interest on Advances shall be a rate per annum equal at all times to the Base Rate plus 2.0%, (iii) the definition of "Base Rate" means a fluctuating interest rate per annum as shall be in effect from time to time which rate per annum shall at all times be equal to the Prime Rate (as defined in the Credit Agreement) in effect from time to time, (iv) Eurocurrency Advances are not permitted, (v) any currently outstanding Eurocurrency Advance shall be automatically converted at the end of the now existing Interest Period to a Base Rate Advance and (vi) Advances in any Alternate Currency are prohibited, all Advances, therefore, being in Dollars.

         3. Representations and Warranties. The Borrower and each Guarantor
            -------------------------------
hereby represent and warrant as follows (with the effectiveness of this Fourth Amendment being further conditioned upon all such representations and warranties being true and correct in all material respects on the Effective Date (as defined below)):

         (a) The execution, delivery and performance by the Borrower and each Guarantor of this Fourth Amendment has been duly authorized by all necessary corporate action;

         (b) This Fourth Amendment, the Credit Agreement, each of the other Loan Documents and each of the Other Documents, as amended hereby, to which the Borrower or a Guarantor is a party constitute legal, valid and binding obligations of the Borrower and each Guarantor, respectively, enforceable against it in accordance with their respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, equitable remedies and other similar laws affecting creditors' rights generally, and except that the availability of equitable remedies is subject to the discretion of the court before which such remedies are sought;

         (c) The representations and warranties contained in Article IV of the Credit Agreement and set forth in the Second Amendment are correct as of the Effective Date, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement, the Loan Documents and the Other Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse as reasonably determined by the Lenders and Agent, or to the extent that such representations or warranties relate expressly to an earlier date; and

         (d) No other event has occurred and is continuing which constitutes a Default (as defined in the Credit Agreement) or an Event of Default.

         4. Conditions Precedent. (a) For purposes of Section 10.01 of the Credit Agreement, each of the Lenders and the Agent hereby consents and agrees, as of the Effective Date referred to below, to the terms and provisions of this Fourth Amendment subject to the Agent's receipt of (and the effectiveness of this Fourth Amendment shall be conditioned upon such receipt by the Agent of) the Subparagraph 4(b) Documents (as defined below) in the manner and on the date specified in subparagraph 4(b) below.

         (b) For purposes hereof, the Agent shall receive on the date of the execution and delivery of this Fourth Amendment by all parties hereto (the "Effective Date") the following documents in form and substance satisfactory to the Agent and the Lenders and other items (collectively, the "Subparagraph 4(b) Documents") either as copies thereof via telecopy with the originals delivered to the Agent promptly after the Effective Date or as originals:

         (i) Duly executed counterpart of this Fourth Amendment signed by the Agent, the Lenders, the Guarantors and the Borrower;

        (ii) Duly executed counterparts of all agreements, certificates, affidavits, financing statements and other agreements, instruments and writings set forth on the checklist attached hereto as Exhibit B (the "Checklist"), such items to be in form and substance reasonably satisfactory to Agent and Lenders;

       (iii) Unless waived by the Agent and Lenders in writing, all other documents and items set forth in the attached Checklist not included in paragraph 4(b)(ii) above in form and substance reasonably satisfactory to Lenders and Agents;

     (iv)(A) a check in the amount of $34,180.00 payable to the order of Thacher Proffitt & Wood on account of the reasonable Agent's legal fees and disbursement to date incurred in connection with this Fourth Amendment and other matters in connection therewith, (B) a check in the amount of $6,300.00 payable to the order of The Chase Manhattan Bank to reimburse Chase for the reasonable allocated costs of its internal counsel to date incurred in connection with this Fourth Amendment and other matters in connection therewith and
             (C) a check in the amount of $1,700.00 payable to the order of Finn, Dixon & Herling LLP, on account of Fleet's reasonable legal fees to date in connection with this Fourth Amendment and other matters in connection therewith.

         (c) If requested, in writing, by the Borrower, Agent shall confirm, in writing, the satisfactory receipt by Agent of the items set forth in paragraph 4(b) above, promptly upon Agent's receipt of all such items.

         5. Costs, Expenses and Taxes. The Borrower and each Guarantor agrees to pay on demand all reasonable fees and expenses of the Agent and the Lenders in connection with the preparation, negotiation, execution, delivery, administration, modification and amendment of this Fourth Amendment and the other instruments and documents to be delivered hereunder, including without limitation, those documents described in Paragraphs 4(b)(ii) and 4(b)(iii), the reasonable fees and expenses of counsel for the Agent and the Lenders with respect thereto and with respect to advising the Agent and the Lenders as to their respective rights and responsibilities hereunder and thereunder. The Borrower and each Guarantor further agrees to pay on demand all reasonable costs and expenses, if any (including without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Fourth Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable fees and expenses of counsel in connection with the enforcement of rights under the Credit Agreement, the other Loan Documents, the Other Documents and the documents set forth in the Checklist (the "Additional Collateral Documents"). In addition, the Borrower and each Guarantor shall pay any mortgage tax and filing and recording fees payable or determined to be payable in connection with the execution and delivery and recording of this Fourth Amendment and/or any Additional Collateral Document and agrees to save the Agent and Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes, recording or filing fees (except any such delay or omission caused by the gross negligence or willful misconduct of the Agent or the Lenders, as applicable).

         6. Default. The Borrower and each Guarantor expressly acknowledges and agrees that failure to perform any term or provision contained in this Fourth Amendment or in any Additional Collateral Document, shall, in addition to all other Events of Default be an Event of Default under the Credit Agreement, and the Agent and/or the Lenders may exercise remedies as provided in the Credit Agreement, other Loan Documents, the Other Documents and the Additional Collateral Documents.

         7. Agreement; Waiver. Except as specifically amended hereby, the Credit Agreement, the other Loan Documents and the Other Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Nothing in this Fourth Amendment contained or implied herein shall be construed as a waiver or amendment of any provisions of the Credit Agreement, any other Loan Document, Other Document or any Additional Collateral Document other than as expressly set forth in this Fourth Amendment.

         8. Release of Agent and Lenders. By execution of this Fourth Amendment, the Borrower and each Guarantor, jointly and severally, acknowledge and confirm that they do not have any actions, causes of action, suits, debts, controversies, damages, offsets, defenses, claims or counterclaims against the Agent or either Lender, or any of their respective subsidiaries, affiliates, officers, agents, directors, employees, attorneys, successors, and assigns, both present and former (collectively, the "Related Affiliates") whether asserted or unasserted, in law or in equity (collectively, the "Claims"), and to the extent any Claim does exist, jointly and severally, release and forever discharge the Agent and Lenders and any Related Affiliates of and from such Claim.

         9. No Future Commitments. The Borrower and each Guarantor acknowledge and agree that the execution and delivery of this Fourth Amendment or any previous amendment and or waiver does not manifest a course of dealing with the Borrower and or Guarantors leading to an expectation by Borrower and/or Guarantors of any future waivers and/or amendments.

         10. Counterparts. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         11. Governing Law. This Fourth Amendment shall be governed by, and construed and enforced in accordance with, the internal, substantive laws of the State of New York without giving effect to the conflict of law rules thereof.

                         [NO FURTHER TEXT ON THIS PAGE]

         IN WITNESS WHEREOF, the parties to this Fourth Amendment have caused their signatures to be affixed hereto the date above first written.

                                                 LECROY CORPORATION

                                                 By:/s/ Raymond Kunzmann
                                                 -------------------------------
                                                 Name: Raymond Kunzmann
                                                 Title:Vice President - Finance


                                                 THE CHASE MANHATTAN BANK,
                                                 as Agent


                                                 By: /s/ C. William Cosgrove
                                                 -------------------------------
                                                 Name: C. William Cosgrove
                                                 Title: Vice President


                                                 THE CHASE MANHATTAN BANK,
                                                 as Lender

                                                 By: /s/ C. William Cosgrove
                                                 -------------------------------
                                                 Name: C. William Cosgrove
                                                 Title: Vice President


                                                 FLEET NATIONAL BANK (formerly
                                                 known as BankBoston, N.A.),
                                                 as Lender


                                                 By:  /s/ Andrew H. Harris
                                                 -------------------------------
                                                 Name: Andrew H. Harris
                                                 Title: Vice President

ACCEPTED AND AGREED TO:

VIGILANT NETWORKS, INC.
Guarantor

By: /s/ Raymond Kunzmann
-------------------------------
Name: Raymond Kunzmann
Title: Vice President - Finance


DIGITECH INDUSTRIES, INC. (Guarantor)


By: /s/ Raymond Kunzmann
-------------------------------
Name: Raymond Kunzmann
Title: Vice President - Finance


PREAMBLE INSTRUMENTS, INC.

By: /s/ Raymond Kunzmann
-------------------------------
Name: Raymond Kunzmann
Title: Vice President - Finance

                                    EXHIBIT A

                                   SCHEDULE 9

                                   COMMITMENTS

                                                                             Period from and
                           Period from March                                 after Apr. 20, 2000
                           31, 1999 through and   Period from Nov. 12,       through and           Period from and
                           including Nov. 11,     1999 through and           including May 11,     after May 12,
Lender                     1999                   including Apr. 19, 2000    2000                  2000
-------------------------- ---------------------- -------------------------- --------------------- -----------------
THE CHASE MANHATTAN BANK        $13,400,000            $10,050,000                $8,040,000          $4,020,000
-------------------------- ---------------------- -------------------------- --------------------- -----------------
FLEET NATIONAL BANK             $ 6,600,000            $ 4,950,000                $3,960,000          $1,980,000
-------------------------- ---------------------- -------------------------- --------------------- -----------------

                                    EXHIBIT B

                             SEE ATTACHED CHECKLIST

                               Counsel's File No.
                                   17200-0130


                                CLOSING CHECKLIST

          Relating to $6,000,000 Loan secured by a first mortgage lien on the Property (described below) granted by LeCroy
               Corporation (the "Borrower") to The Chase Manhattan
                                 Bank ("Chase"),
           as agent (the "Agent") for the benefit of Chase, as lender and Fleet National Bank ("Fleet"), as lender and an amendment to the existing
   $12,000,000 revolving credit facility evidenced by the Amended and Restated
          Multicurrency Credit Agreement, as amended from time to time among
             Chase, as lender and as agent, Fleet (formerly known as
      BankBoston, N.A. , as lender) and Borrower with both being facilities guarantied by Vigilant Networks, Inc., f/k/a LeCroy NEWCO Corporation
            ("Vigilant"), Digitech Industries, Inc. ("Digitech") and
                     Preamble Instruments, Inc.("Preamble")

                     Property:        700 Chestnut Ridge Road
                                      702 Chestnut Ridge Road
                                      750 Chestnut Ridge Road
                                      Chestnut Ridge, New York

                           Closing Date: May 12, 2000

Lender's Counsel                                     Borrower's Counsel
-----------------------------------------------------------------------------------------------------
Michael J. Vitolo, Esq.                              Christopher R. Smith, Esq./David J. Murphy, Esq.
Thacher Proffitt & Wood                              Richard A. Toelke, Esq.
50 Main Street                                       Bingham Dana LLP
White Plains, New York 10606                         150 Federal Street
Tel. # (914) 421-4118                                Boston, MA 02110-1726
Fax # (914) 421-4150                                 Tel.# (617) 951-8748 (Smith) 8263(Murphy)
email: mvitolo@thacherproffitt.com                   Tel.# (617) 951-8830 (Toelke)
                                                     Fax # (617) 951-8736
                                                     email:
                                                         smithcr@bingham.com
                                                         toelkera@bingham.com
                                                         murphydr@bingham.com


         T        =        Thacher Proffitt & Wood to prepare or obtain
         B        =        Borrower's counsel to obtain
         T/B      =        Thacher Proffitt & Wood to Prepare, Borrower's counsel to obtain
         A/B      =        Agent to obtain at Borrower's expense
         W/A      =        Waived by Agent
         N/A      =        Not Applicable
         U        =        Undertaking


----------- --------------- ------------------------------------------------------------------------- --------------
   No.               Res.            Document                                                         Status
----------- --------------- ------------------------------------------------------------------------- --------------
                                                    ORGANIZATIONAL DOCUMENTS
----------- --------------- ------------------------------------------------------------------------- --------------
1.                B         Certificate of Incorporation and all amendments thereto, certified as filed by Secretary of State where incorporated, for:
                            a)       Borrower                                                              W/A
                            b)       Vigilant                                                              W/A
                            c)       Digitech                                                              W/A
                            d)       Preamble                                                              W/A

----------- --------------- ------------------------------------------------------------------------- --------------
2.                B         By-laws and all amendments for and certified by the Secretary of:
                            a)       Borrower
                            b)       Vigilant                                                               X
                            c)       Digitech                                                               X
                            d)       Preamble                                                               X
                                                                                                            X
----------- --------------- ------------------------------------------------------------------------- --------------
3.                B         Long Form Certificate of Good Standing/Existence/Authority issued by the Secretary of State where incorporated and where doing business for:

                            a)       Borrower (NY)
                                              (Del)                                                        W/A
                            b)       Vigilant (Del)                                                        W/A
                                              (MA)                                                         W/A
                            c)       Digitech (Del)                                                        W/A
                                              (CT)                                                         W/A
                            d)       Preamble (Del)                                                        W/A
                                              (Ore)                                                        W/A
                                                                                                           W/A
----------- --------------- ------------------------------------------------------------------------- --------------
4.               T/B        Secretary Certificate regarding resolutions, incumbency and other matters (including certification no changes to organizational documents since September, 1999) for:
                            a)       Borrower                                                               U
                            b)       Vigilant                                                               U
                            c)       Digitech                                                               U
                            d)       Preamble                                                               U
----------- --------------- ------------------------------------------------------------------------- --------------
5.               T/B        Resolution/ Unanimous written consent of Board of Directors for:
                            a)       Borrower
                            b)       Vigilant                                                               U
                            c)       Digitech                                                               U
                            d)       Preamble                                                               U
                                                                                                            U
----------- --------------- ------------------------------------------------------------------------- --------------
                                                  APPRAISAL AND ENVIRONMENTAL
----------- --------------- ------------------------------------------------------------------------- --------------
1.                B         Appraisal of Property                                                          W/A

----------- --------------- ------------------------------------------------------------------------- --------------
2.                B         Environmental Audit Satisfactory to Lender                                     W/A
----------- --------------- ------------------------------------------------------------------------- --------------
                                                   ZONING, USE AND OCCUPANCY
----------- --------------- ------------------------------------------------------------------------- --------------
1.                B         Board of Fire Underwriters Certificates                                        N/A
----------- --------------- ------------------------------------------------------------------------- --------------
2.                B         Permanent Certificates of Occupancy                                             X
----------- --------------- ------------------------------------------------------------------------- --------------
3.                B         Other licenses, permits and approvals required for the use and
                            operation of the Property                                                      N/A
----------- --------------- ------------------------------------------------------------------------- --------------

----------- --------------- ------------------------------------------------------------------------- --------------
                                                             LEASES
----------- --------------- ------------------------------------------------------------------------- --------------
1.                B         Copies of leases, if any affecting any portion of any Property                 N/A
----------- --------------- ------------------------------------------------------------------------- --------------
2.               T/B        Tenant Estoppel Certificates with subordinations from all tenants, if
                            any                                                                            N/A
----------- --------------- ------------------------------------------------------------------------- --------------
3.               T/B        Subordination Agreements, if necessary                                         N/A
----------- --------------- ------------------------------------------------------------------------- --------------
                                            TITLE INSURANCE, SEARCH REPORTS, SURVEY
----------- --------------- ------------------------------------------------------------------------- --------------
1.                B         Title Commitments on each Property                                              X
----------- --------------- ------------------------------------------------------------------------- --------------
2.                B         Copies of all recorded easements, rights of way, restrictive covenants          X
                            and other instruments of record
----------- --------------- ------------------------------------------------------------------------- --------------
3.                B         Real estate tax search on each Property                                         X
----------- --------------- ------------------------------------------------------------------------- --------------
4.                B         Municipal departmental violation searches, including environmental lien
                            search on each Property                                                         X
----------- --------------- ------------------------------------------------------------------------- --------------
5.                B         Municipal Approvals/Resolution, if required                                    N/A
----------- --------------- ------------------------------------------------------------------------- --------------
6.                          B ALTA Policy insuring title on each Property with
                            affirmative insurance and/or endorsements as
                            required by Fleet, Chase and Agent                                              X
----------- --------------- ------------------------------------------------------------------------- --------------
7.                B         UCC-1 Financing Statement searches for Secretary of State and county where the following do business (may be updated from searches provided in 1999):
                            a)       Borrower (NY)                                                          X
                            (Rockland Co.)                                                                  X
                            b)       Vigilant (NY)                                                          X
                            (Rockland Co.)                                                                  X
                            (MA)                                                                            X
                            (Ayer)                                                                          X
                            (Burlington)                                                                    X
                            c)       Digitech (NY)                                                          X
                            (Rockland Co.)                                                                  X
                            (CT)                                                                            X
                            d)       Preamble (NY)                                                          X
                            (Rockland Co.)                                                                  X
                            (Ore)                                                                           X
                            e)       LeCroy Merger Corporation
                            (NY)                                                                            X
                            (Rockland Co.)                                                                  X
                            (CT)                                                                            X
                            f)       LeCroy NEWCO Corporation
                            (NY)                                                                            X
                            (Rockland Co.)                                                                  X
                            (MA)                                                                            X
                            (Ayer)                                                                          X
                            (Burlington)                                                                    X
                            g)       Preamble Acquisition Corporation
                            (NY)                                                                            X
                            (Rockland Co.)                                                                  X
                            (Ore)

----------- --------------- ------------------------------------------------------------------------- --------------
8.                B         Judgment, Bankruptcy and Tax Lien searches for Secretary of State and county where the following do business:
                            a)       Borrower (NY and Rockland Co.)                                         X
                            b)       Vigilant (Del)
                            (MA)                                                                            X
                            (Ayer)                                                                          X
                            (Burlington)                                                                    X
                            (NY)                                                                            X
                            (Rockland)                                                                      X
                            c)       Digitech (Del)
                            (NYS of State)                                                                  X
                            (Rockland County)                                                               X
                            (CT)                                                                            X
                            d)       Preamble (Del)
                            (Ore)                                                                           X
                            (NY                                                                             X
                            (Rockland)                                                                      X

----------- --------------- ------------------------------------------------------------------------- --------------
9.                B         Survey on each Property, updated, as required by Agent, Fleet and Chase
                                                                                                            X

----------- --------------- ------------------------------------------------------------------------- --------------
10.                         B Patent search at U.S. Patent Office as to
                            specified patents and applications as determined by
                            Agent                                                                           X

----------- --------------- ------------------------------------------------------------------------- --------------
                                                         EXISTING LIENS
----------- --------------- ------------------------------------------------------------------------- --------------
1.                B         Termination of existing UCC filings and satisfaction of existing mortgages, grant of security interest in patents and other items on record, if any (as required by Agent, Fleet and Chase) for:
                            a)       Borrower (UCCs & Property)                                       X(N/AUCCS)
                            b)       Vigilant (UCCs only)                                                  N/A
                            c)       Digitech (UCCs only)                                                  N/A
                            d)       Preamble (UCCs only)                                                  N/A

----------- --------------- ------------------------------------------------------------------------- --------------
                                                           INSURANCE
----------- --------------- ------------------------------------------------------------------------- --------------
1.                B         All Risk insurance (fire, theft, casualty) Insurance Policies covering the Property of Borrower, with endorsement naming Agent, as additional insured, loss payee and mortgagee  and containing a 30 day cancellation
                            clause.  Policies to be in amounts acceptable to Fleet, Chase and Agent.        X

----------- --------------- ------------------------------------------------------------------------- --------------
2.                B         Public Liability Insurance                                                      X
----------- --------------- ------------------------------------------------------------------------- --------------
3.               A/B        Flood Hazard Certification for each Property                                    X
----------- --------------- ------------------------------------------------------------------------- --------------
4.                B         Flood Insurance policy, if required                                            N/A
----------- --------------- ------------------------------------------------------------------------- --------------
                                                      FINANCIAL STATEMENTS
----------- --------------- ------------------------------------------------------------------------- --------------
1.                T         Confirmation of receipt by each lender of financial statements satisfactory to each of them
                            a)       Chase                                                                  X
                            b)       Fleet                                                                  X

----------- --------------- ------------------------------------------------------------------------- --------------
                                                         LOAN DOCUMENTS
----------- --------------- ------------------------------------------------------------------------- --------------
1.               T/B        Fourth Amendment to Amended and Restated Multicurrency Credit Agreement         X
----------- --------------- ------------------------------------------------------------------------- --------------
2.               T/B        $4,020,000 Note payable to Chase                                                X
----------- --------------- ------------------------------------------------------------------------- --------------
3.               T/B        $1,980,000 Note payable to Fleet                                                X
----------- --------------- ------------------------------------------------------------------------- --------------
4.               T/B        Term Loan Agreement                                                             X
----------- --------------- ------------------------------------------------------------------------- --------------
5.               T/B        Mortgage and Security Agreement                                                 X
----------- --------------- ------------------------------------------------------------------------- --------------
6.               T/B        Assignment of Leases and Rents                                                  X
----------- --------------- ------------------------------------------------------------------------- --------------
7.               T/B        Affidavit with respect to Section 255 of the New
                            York Tax Law with respect to the Assignment of                                  X
                            Leases and Rents
----------- --------------- ------------------------------------------------------------------------- --------------
8.               T/B        1) Separate Amended and Restated Security Agreements executed by
                            Borrower in favor of Chase and Fleet                                            X
                            2) Separate Confirmation of Amended and Restated Security Agreements
                            executed by Borrower                                                            X
----------- --------------- ------------------------------------------------------------------------- --------------
9.               T/B        Assignments of Patents (in blank)                                               X
----------- --------------- ------------------------------------------------------------------------- --------------
10.              T/B        Amended and Restated Inter-Creditor Agreement                                   X
----------- --------------- ------------------------------------------------------------------------- --------------
11.              T/B        Amended and Restated Guaranty Agreements executed by Vigilant, Digitech and Preamble in favor of:
                            a)       Chase                                                                  X
                            b)       Fleet                                                                  X
----------- --------------- ------------------------------------------------------------------------- --------------
12.              T/B        UCC-1 Financing Statements to be filed with NY
                            Secretary of State and Rockland County naming
                            Borrower, as Debtor and Agent, as Secured Party                                 X
----------- --------------- ------------------------------------------------------------------------- --------------
13.              T/B        UCC-3 Financing Statements to be filed where
                            previous filings were made to amend collateral
                            description to include specific Patents.                                       N/A
----------- --------------- ------------------------------------------------------------------------- --------------
14.              T/B        Confirmation of filing at U.S. Patent and Trademark Office
----------- --------------- ------------------------------------------------------------------------- --------------
15.              T/B        Affidavit of Title                                                              X
----------- --------------- ------------------------------------------------------------------------- --------------
16.              T/B        Hazardous Materials Indemnity Agreement                                         X
----------- --------------- ------------------------------------------------------------------------- --------------
17.               T         Title Company receipt letter                                                    X
----------- --------------- ------------------------------------------------------------------------- --------------
18.              T/B        Certificate regarding representations, warranties and defaults from
                            Borrower, Vigilant, Digitech and Preamble                                       X
----------- --------------- ------------------------------------------------------------------------- --------------
19.              T/B        Opinion of Counsel in form and substance satisfactory addressed and satisfactory to Agent and Lenders regarding organization, power and authority to execute, enforceability, and other matters for Borrower,
                            Vigilant, Digitech and Preamble                                                 U
----------- --------------- ------------------------------------------------------------------------- --------------
20.              T/B        Solvency Certificates from Vigilant, Digitech and Preamble                      X
----------- --------------- ------------------------------------------------------------------------- --------------
21.              T/B        Undertaking letter if necessary                                                 X
----------- --------------- ------------------------------------------------------------------------- --------------
22.               T         Letter to Chase from TPW regarding documents
----------- --------------- ------------------------------------------------------------------------- --------------
                                                            PAYMENTS
----------- --------------- ------------------------------------------------------------------------- --------------
1.                B         Payment of attorney fees                                                        X
----------- --------------- ------------------------------------------------------------------------- --------------
2.                B         Payment of other fees                                                           X
----------- --------------- ------------------------------------------------------------------------- --------------
3.               T/B        Disbursement/authorization letter from Borrower                                 X
----------- --------------- ------------------------------------------------------------------------- --------------
4.                B         Payment of title insurance premiums, mortgage tax, past due taxes, if           X
                            any
----------- --------------- ------------------------------------------------------------------------- --------------


                                                                   EXHIBIT 10.27
                           FIFTH AMENDMENT TO AMENDED

                   AND RESTATED MULTICURRENCY CREDIT AGREEMENT

         THIS FIFTH AMENDMENT (the "Fifth Amendment") is made as of the 18th day of May, 2000 by and among LECROY CORPORATION (the "Borrower"), a corporation organized and existing under the laws of the State of Delaware, THE CHASE MANHATTAN BANK ("Chase"), a New York banking corporation, as agent (the "Agent") for the Lenders (defined below) under the Credit Agreement (defined below) and as a Lender thereunder and FLEET NATIONAL BANK, a national banking association, formerly known as BankBoston, N.A. ("Fleet"), as a Lender under the Credit Agreement.

                              W I T N E S S E T H :

         WHEREAS, the Borrower, Chase and Fleet (formerly known as BankBoston, N.A.) (Chase and Fleet, collectively, the "Lenders" and each individually, a "Lender") and the Agent are parties to a certain Amended and Restated Multicurrency Credit Agreement dated as of March 31, 1999, as amended by the First Amendment to Amended and Restated Multicurrency Credit Agreement dated June 12, 1999, the Second Amendment to Amended and Restated Multicurrency Credit Agreement (the "Second Amendment") dated as of September 7, 1999, the Third Amendment and Waiver (the "Third Amendment") dated as of April 19, 2000 and the Fourth Amendment (the "Fourth Amendment") dated as of May 12, 2000 (collectively, the "Credit Agreement");

         WHEREAS, the maximum principal amount of the Commitments (as defined in the Credit Agreement) under the Credit Agreement is SIX MILLION AND 00/100 DOLLARS ($6,000,000) with Chase's Commitment, as a Lender, not to exceed FOUR MILLION TWENTY THOUSAND AND 00/100 DOLLARS ($4,020,000) and Fleet's Commitment not to exceed ONE MILLION NINE HUNDRED EIGHTY THOUSAND AND 00/100 DOLLARS ($1,980,000); and

         WHEREAS, the Agent, the Lenders and Borrower desire to amend certain terms and provisions of the Credit Agreement.

         NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, receipt of which is hereby acknowledged and upon the execution and delivery of this Fifth Amendment by each party hereto and the satisfaction of the conditions set forth in Paragraph 4 below, the Borrower, Chase, as Agent and Lender, and Fleet agree as follows:

         1. Capitalized Terms. All capitalized terms used in this Fifth Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

         2. Amendment. (a) Section 5.01(h) (xvi) of the Credit Agreement is deleted in its entirety and the following new Section 5.01(h)(xvi) is inserted in lieu thereof:

         "(xvi) on the last Business Day of each week, verbal status updates acceptable to the Lenders and Agent from the chief financial officer of the Borrower or other officer reasonably acceptable to the Agent and Lenders regarding Borrower's LAN division section of its business;"

         (b) Section 5.01(h)(xviii) of the Credit Agreement is deleted in its entirety and the following new Section 5.01(h) (xviii) is inserted in lieu thereof:

         "(xviii) within five (5) Business Days of a verbal or written request by the Agent, such other information respecting the business, condition (financial or otherwise), operations, business plans or financing plans of the Borrower or any of its Subsidiaries as any Lender, through the Agent, or the Agent may from time to time request."

         (c) Section 7.04 of the Credit Agreement is deleted in its entirety and the following new Section 7.04 is inserted in lieu thereof:

         "SECTION 7.04. Fixed Charge Coverage Ratio. The Borrower and its Consolidated Subsidiaries shall maintain on a consolidated basis, (a) at all times (except as waived in writing by the Lenders and the Agent) through and including the fiscal quarter ending March 31, 2000, a Fixed Charge Coverage Ratio of not less than 3.00:1.00, (b) for the fiscal quarter ending June 30, 2000, a Fixed Charge Coverage Ratio of not less than -5.00:1.00 and (c) at all times from and after July 1, 2000, a Fixed Charge Coverage Ratio of not less than 3.00:1.00. For the purpose of calculating Fixed Charge Coverage Ratio, the Fixed Charge Coverage Ratio for the fiscal quarter ending September 30, 1999 shall not be applicable; the Fixed Charge Coverage Ratio for the fiscal quarter ending December 31, 1999 shall consist of the quarter ending December 31, 1999; the Fixed Charge Coverage Ratio for the fiscal quarter ending March 31, 2000 shall consist of the cumulative of the quarter ending December 31, 1999 and the quarter ending March 31, 2000; and the Fixed Charge Coverage Ratio for the fiscal quarter ending June 30, 2000 shall consist of the cumulative of the quarter ending December 31, 1999, the quarter ending March 31, 2000 and the quarter ending June 30, 2000. After the quarter ending June 30, 2000, the Fixed Charge Coverage Ratio for each fiscal quarter shall be measured at the end of such fiscal quarter on the basis of the period of the four consecutive quarters then ended."

         (d) Section 7.07 of the Credit Agreement is deleted in its entirety and the following new Section 7.07 is inserted in lieu thereof:

         "SECTION 7.07 No Net Loss. The Borrower and its Consolidated Subsidiaries shall not incur a net loss, on a consolidated basis, for any Fiscal Year. Notwithstanding the foregoing, for the Fiscal Year ending June 30, 2000 only, the Borrower and its Consolidated Subsidiaries may incur a net loss, before taxes, of not more than $3,250,000.00."

         (e) Section 7.08 of the Credit Agreement is deleted in its entirety and the following new Section 7.08 is inserted in lieu thereof:

         "SECTION 7.08. Minimum EBITDA Requirement. (a) The Borrower and its Consolidated Subsidiaries shall maintain on a consolidated basis, EBITDA (as defined below in this Section 7.08(a)), to be measured at the end of each fiscal quarter, of not less than (i) $N/A for the quarter ending September 30, 1999; (ii) $1,700,000.00 for the quarter ending December 31, 1999; (iii) $4,300,000.00 for the quarter ending March 31, 2000; (iv) $1,200,000.00 for the quarter ending June 30, 2000; (v) $3,500,000.00 for the quarter ending September 30, 2000; (vi) $8,600,000.00 for the quarter ending December 31, 2000; (vii) $13,800,000.00 for the quarter ending March 31, 2001; (viii) $19,500,000.00 for the quarter ending June 30, 2001; (ix) $3,850,000.00 for the quarter ending September 30, 2001; and (x) $9,600,000.00 for the quarter ending December 31, 2001. For purpose of this Section 7.08(a), "EBITDA" shall mean earnings before interest, taxes, depreciation, and amortization as determined in accordance with GAAP; provided, however, the gain on the sale of Iwatsu Electric Company stock shall be excluded from the earnings component of the definition of EBITDA. For the purpose of calculating EBITDA in this Section 7.08(a), EBITDA for a fiscal quarter ending September 30 in any year, shall consist solely of the one quarter then ended; EBITDA for a fiscal quarter ending December 31 in any year, shall consist of the cumulative of the preceding quarter ending September 30 and the preceding quarter ending December 31; EBITDA for a fiscal quarter ending March 31 in any year, shall consist of the cumulative of the preceding quarter ending September 30, the preceding quarter ending December 31, and the preceding quarter ending March 31; and EBITDA for a fiscal quarter ending June 30 in any year, shall consist of the cumulative of the preceding quarter ending September 30, the preceding quarter ending December 31, the preceding quarter ending March 31, and the preceding quarter ending June 30.

         (b) The Borrower and its Consolidated Subsidiaries shall maintain, on a consolidated basis, EBITDA (as defined below in this Section 7.08(b)), to be measured at the end of each fiscal quarter, of not less than (i) $N/A for the quarter ending September 30, 1999; (ii) $1,700,000.00 for the quarter ending December 31, 1999; (iii) $2,350,000.00 for the quarter ending March 31, 2000; (iv) -$1,800,000.00 for the quarter ending June 30, 2000; (v) $3,500,000.00 for the quarter ending September 30, 2000; (vi) $3,950,000.00 for the quarter ending December 31, 2000; (vii) $4,200,000.00 for the quarter ending March 31, 2001;
         (viii) $4,600,000.00 for the quarter ending June 30, 2001; (ix) $3,850,000.00 for the quarter ending September 30, 2001; and (x) $4,400,000.00 for the quarter ending December 31, 2001. For purposes of this Section 7.08(b), "EBITDA" shall mean earnings before interest, taxes, depreciation, and amortization as determined in accordance with GAAP; provided, however, the gain on the sale of Iwatsu Electric Company stock shall be excluded from the earnings component of the definition of EBITDA. For the purposes of calculating EBITDA in this
         Section 7.08(b), EBITDA shall consist solely of the quarter then ended."

         3. Representations and Warranties. The Borrower and each Guarantor hereby represent and warrant as follows (with the effectiveness of this Fifth Amendment being further conditioned upon all such representations and warranties being true and correct in all material respects on May 18, 2000):

         (a) The execution, delivery and performance by the Borrower and each Guarantor of this Fifth Amendment has been duly authorized by all necessary corporate action;

         (b) This Fifth Amendment, the Credit Agreement, each of the other Loan Documents and each of the Other Documents, as amended hereby, to which the Borrower or a Guarantor is a party constitute legal, valid and binding obligations of the Borrower and each Guarantor, respectively, enforceable against it in accordance with their respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, equitable remedies and other similar laws affecting creditors' rights generally, and except that the availability of equitable remedies is subject to the discretion of the court before which such remedies are sought;

         (c) The representations and warranties contained in Article IV of the Credit Agreement and set forth in the Second Amendment are correct as of May 18, 2000, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement (as amended by this Fifth Amendment), the Loan Documents and the Other Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse as reasonably determined by the Lenders and Agent, or to the extent that such representations or warranties relate expressly to an earlier date; and

         (d) No event has occurred and is continuing which has not been waived by the Agent and Lenders which constitutes a Default (as defined in the Credit Agreement) or an Event of Default.

         4. Conditions Precedent. (a) For purposes of Section 10.01 of the Credit Agreement (as amended by this Fifth Amendment), each of the Lenders and the Agent hereby consents and agrees, as of May 18, 2000, to the terms and provisions of this Fifth Amendment subject to the Agent's receipt of (and the effectiveness of this Fifth Amendment shall be conditioned upon such receipt by the Agent of) the Subparagraph 4(b) Documents (as defined below) in the manner and on the date specified in subparagraph 4(b) below.

         (b) For purposes hereof, the Agent shall receive, no later than May 18, 2000, the following documents in form and substance satisfactory to the Agent and the Lenders and other items (collectively, the "Subparagraph 4(b) Documents") either as copies thereof via telecopy with the originals delivered to the Agent promptly after May 18, 2000 or as originals:

     (i) Duly executed counterpart of this Fifth Amendment signed by the Agent, the Lenders, the Guarantors and the Borrower; and

     (i)(A) a check in the amount of $13,570.00 payable to the order of Thacher Proffitt & Wood on account of the reasonable Agent's legal fees and disbursement to date incurred in connection with this Fifth Amendment and other matters in connection therewith, (B) a check in the amount of $875.00 payable to the order of The Chase Manhattan Bank to reimburse Chase for the reasonable allocated costs of its internal counsel to date incurred in connection with this Fifth Amendment and other matters in connection therewith and
             (C) a check in the amount of $___________ payable to the order of Finn, Dixon & Herling LLP, on account of Fleet's reasonable legal fees to date in connection with this Fifth Amendment and other matters in connection therewith.

         (c) If requested, in writing, by the Borrower, Agent shall confirm, in writing, the satisfactory receipt by Agent of the items set forth in paragraph 4(b) above, promptly upon Agent's receipt of all such items.

         5. Costs, Expenses and Taxes. The Borrower and each Guarantor agrees to pay on demand all reasonable fees and expenses of the Agent and the Lenders in connection with the preparation, negotiation, execution, delivery, administration, modification and amendment of this Fifth Amendment and the other instruments and documents to be delivered hereunder, including without limitation, the reasonable fees and expenses of counsel for the Agent and the Lenders with respect thereto and with respect to advising the Agent and the Lenders as to their respective rights and responsibilities hereunder and thereunder. The Borrower and each Guarantor further agrees to pay on demand all reasonable costs and expenses, if any (including without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Fifth Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable fees and expenses of counsel in connection with the enforcement of rights under the Credit Agreement, as amended by this Fifth Amendment, the other Loan Documents, the Other Documents and the Additional Collateral Documents.

         6. Default. The Borrower and each Guarantor expressly acknowledges and agrees that failure to perform any term or provision contained in this Fifth Amendment shall, in addition to all other Events of Default be an Event of Default under the Credit Agreement, and the Agent and/or the Lenders may exercise remedies as provided in the Credit Agreement, other Loan Documents, the Other Documents and the Additional Collateral Documents.

         7. Agreement; Waiver. Except as specifically amended hereby, the Credit Agreement, as amended by this Fifth Amendment, the other Loan Documents and the Other Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Nothing in this Fifth Amendment contained or implied herein shall be construed as a waiver or amendment of any provisions of the Credit Agreement, as amended by this Amendment, any other Loan Document, Other Document or any Additional Collateral Document other than as expressly set forth in this Fifth Amendment.

         8. Release of Agent and Lenders. By execution of this Fifth Amendment, the Borrower and each Guarantor, jointly and severally, acknowledge and confirm that they do not have any actions, causes of action, suits, debts, controversies, damages, offsets, defenses, claims or counterclaims against the Agent or either Lender, or any of their respective subsidiaries, affiliates, officers, agents, directors, employees, attorneys, successors, and assigns, both present and former (collectively, the "Related Affiliates") whether asserted or unasserted, in law or in equity (collectively, the "Claims"), and to the extent any Claim does exist, jointly and severally, release and forever discharge the Agent and Lenders and any Related Affiliates of and from such Claim.

         9. No Future Commitments. The Borrower and each Guarantor acknowledge and agree that the execution and delivery of this Fifth Amendment or any previous amendment and/or waiver does not manifest a course of dealing with the Borrower and or Guarantors leading to an expectation by Borrower and/or Guarantors of any future waivers and/or amendments.

         10. Counterparts. This Fifth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         11. Governing Law. This Fifth Amendment shall be governed by, and construed and enforced in accordance with, the internal, substantive laws of the State of New York without giving effect to the conflict of law rules thereof.

                         [NO FURTHER TEXT ON THIS PAGE]

         IN WITNESS WHEREOF, the parties to this Fifth Amendment have caused their signatures to be affixed hereto the date above first written.

                                                LECROY CORPORATION

                                                By:
                                                --------------------------------
                                                Name: Raymond F. Kunzmann
                                                Title: Vice President - Finance


                                                THE CHASE MANHATTAN BANK,
                                                as Agent


                                                By:
                                                --------------------------------
                                                Name: C. William Cosgrove
                                                Title: Vice President



                                                THE CHASE MANHATTAN BANK,
                                                as Lender

                                                By:
                                                --------------------------------
                                                Name: C. William Cosgrove
                                                Title: Vice President



                                                FLEET  NATIONAL BANK
                                                (formerly  known as BankBoston,
                                                N.A.), as Lender


                                                By:
                                                --------------------------------
                                                Name: Andrew H. Harris
                                                Title: Vice President

ACCEPTED AND AGREED TO:

VIGILANT NETWORKS, INC.
Guarantor

By:
--------------------------------
Name: Raymond F. Kunzmann
Title: Vice President - Finance

DIGITECH INDUSTRIES, INC. (Guarantor)

By:
--------------------------------
Name: Raymond F. Kunzmann
Title: Vice President - Finance

PREAMBLE INSTRUMENTS, INC.

By:
--------------------------------
Name: Raymond F. Kunzmann
Title:   Vice President - Finance

State of New York   )
                    ss:
County of Rockland  )

On the ___ day of May in the year 2000 before me, the undersigned, personally appeared Raymond F. Kunzmann, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

----------------------------
Signature and Office of Individual
taking acknowledgment

State of New York   )
                    ss:
County of Rockland  )

On the ___ day of May in the year 2000 before me, the undersigned, personally appeared C. William Cosgrove, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

----------------------------
Signature and Office of Individual
taking acknowledgment

State of Connecticut)
                    ss:
County of Fairfield )

On the ___ day of May in the year 2000 before me, the undersigned, personally appeared Andrew H. Harris personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument and that such individual made such appearance before the undersigned in the City of Stamford, Connecticut.

----------------------------
Signature and Office of Individual
taking acknowledgment

                                                                   EXHIBIT 10.28

                               TERM LOAN AGREEMENT

                            Dated as of May 12, 2000

                                      Among

                               LECROY CORPORATION

                                   as Borrower

                                       and

                            THE LENDERS NAMED HEREIN

                                   as Lenders

                                       and

                            THE CHASE MANHATTAN BANK

                                    as Agent

                                TABLE OF CONTENTS

Section                                                                   Page

                  ARTICLE I DEFINITIONS AND ACCOUNTING TERMS                1

SECTION 1.01.     Certain Defined Terms.                                    2
SECTION 1.02.     Computation of Time Periods.                             11
SECTION 1.03.     Accounting Terms.                                        11

                         ARTICLE II AMOUNT OF LOANS                        11

SECTION 2.01.     The Loan                                                 11
SECTION 2.02.     Intentionally Omitted                                    12
SECTION 2.03.     Intentionally Omitted                                    12
SECTION 2.04.     Intentionally Omitted                                    12
SECTION 2.05.     Repayment of the Loans.                                  12
SECTION 2.06.     Interest on the Loans; Default Interest.                 12
SECTION 2.07.     Intentionally Omitted.                                   12
SECTION 2.08.     Intentionally Omitted.                                   12
SECTION 2.09.     Prepayments.                                             13
SECTION 2.10.     Intentionally Omitted.                                   13
SECTION 2.11.     Payments and Computations.                               13
SECTION 2.12.     Taxes.                                                   14
SECTION 2.13.     Sharing of Payments, Etc.                                18
SECTION 2.14.     Evidence of Debt.                                        18
SECTION 2.15.     Intentionally Omitted.                                   19
SECTION 2.16.     Intentional Omitted.                                     19
SECTION 2.17.     Intentional Omitted.                                     19
SECTION 2.18.     Agent's Fees.                                            19
SECTION 2.19.     Use of Proceeds.                                         19

                     ARTICLE III CONDITIONS OF THE LOAN                    19

SECTION 3.01.     Condition Precedent to the Loan.                         19
         (a)      Note.                                                    19
         (b)      Certificate of Corporate Action.                         19
         (c)      Incumbency and Signature Certificate.                    20
         (d)      Intentionally Omitted.                                   20
         (e)      Fourth Amendment.  A duly executed Fourth
                  Amendment, in form and substance
                  satisfactory to the Lenders and Agent.                   20
         (f)      Opinion of Counsel for Borrower and Guarantors.          20
         (g)      Mortgage. A duly executed Mortgage (the "Mortgage")
                  and Security                                             20
         (h)      Security Agreement.                                      20
         (i)      Amended and Restated Guaranty Agreement.                 20
         (j)      Assignment of Leases and Rents; Hazardous
                  Materials Indemnity Agreements.                          20
         (k)      Insurance                                                20
         (l)      Searches                                                 21
         (m)      Fees                                                     21
         (n)      Other Documents                                          21

SECTION 3.02.     Additional Conditions Precedent.                         21

                  ARTICLE IV REPRESENTATIONS AND WARRANTIES                21

SECTION 4.01.     Representations and Warranties of the Borrower.          21
         (a)      Due Incorporation.                                       21
         (b)      Compliance with Other Agreements, Etc.                   22
         (c)      Validity of Obligations.                                 22
         (d)      No Pending Litigation.                                   22
         (e)      Financial Statements.                                    23
         (f)      Title to Assets.                                         23
         (g)      Taxes.                                                   23
         (h)      ERISA.                                                   24
         (i)      Subsidiaries.                                            24
         (j)      Indebtedness.                                            24
         (k)      Licenses, Permits.                                       24
         (l)      Judgments.                                               25
         (m)      Other Agreements.                                        25
         (n)      Labor Disputes, Acts of God.                             25
         (o)      Investment Company.                                      25
         (p)      Partner in a Partnership.                                25
         (q)      Compliance with Law.                                     25

                        ARTICLE V AFFIRMATIVE COVENANTS                    26

SECTION 5.01.     Affirmative Covenants.                                   26
         (a)      Corporate Existence.                                     26
         (b)      Conduct of Business.                                     26
         (c)      Preservation of Properties.                              26
         (d)      Maintenance of Records.                                  26
         (e)      Maintenance of Insurance.                                26
         (f)      Compliance with Law.                                     27
         (g)      Examination of Records.                                  27
         (h)      Financial Reporting.                                     27
         (i)      Further Acts.                                            31
         (j)      Environmental Laws.                                      31

                        ARTICLE VI NEGATIVE COVENANTS                      33

SECTION 6.01.     Negative Covenants.                                      33
         (a)      Debt.                                                    33
         (b)      Intentionally Omitted.                                   34
         (c)      Liens.                                                   34
         (d)      Leases.                                                  37
         (e)      Investments.                                             37
         (f)      Restricted Payments.                                     37
         (g)      Sale of Assets.                                          38
         (h)      Intentionally Omitted.                                   38
         (i)      Transactions with Affiliates.                            38
         (j)      Mergers, Acquisitions, Etc.                              39

                       ARTICLE VII FINANCIAL COVENANTS                     39

SECTION 7.01.     Current Ratio.                                           39
SECTION 7.02.     Intentionally omitted.                                   39
SECTION 7.03.     Intentionally omitted.                                   39
SECTION 7.04.     Fixed Charge Coverage Ratio.                             39
SECTION 7.05.     Leverage Ratio.                                          40
SECTION 7.06.     Capital Expenditures.                                    40
SECTION 7.07.     No Net Loss.                                             40
SECTION 7.08.     Minimum EBITDA Requirement                               40

                       ARTICLE VIII EVENTS OF DEFAULT                      41

SECTION 8.01.     Events of Default.                                       41

                              ARTICLE IX THE AGENT                         44

SECTION 9.01.     Authorization and Action.                                44
SECTION 9.02.     Agent's Reliance, Etc.                                   44
SECTION 9.03.     Chase and Affiliates.                                    45
SECTION 9.04.     Lender Credit Decision                                   45
SECTION 9.05.     Indemnification.                                         45
SECTION 9.06.     Successor Agent.                                         46

                             ARTICLE X MISCELLANEOUS                       47

SECTION 10.01.    Amendments, Etc.                                         47
SECTION 10.02.    Notices, Etc.                                            47
SECTION 10.03.    No Waiver, Remedies                                      47
SECTION 10.04.    Costs, Expenses and Taxes                                48
SECTION 10.05.    Right of Set-off.                                        48
SECTION 10.06.    Intentionally Omitted.                                   49
SECTION 10.07.    Binding Effect.                                          49
SECTION 10.08.    Assignments and Participation.                           49
SECTION 10.09.    Consent to Jurisdiction.                                 52
SECTION 10.10.    Governing Law.                                           53
SECTION 10.11.    Execution in Counterparts.                               53
SECTION 10.12.    Captions.                                                53
SECTION 10.13.    WAIVER OF JURY TRIAL.                                    53
SECTION 10.14.    Intentionally Omitted.                                   53
SECTION 10.15.    Intentionally Omitted.                                   53
SECTION 10.16.    Intentionally Omitted.                                   53
SECTION 10.17.    Confidentiality.                                         54

EXHIBITS

Exhibit A         Form of Assignment and Acceptance
Exhibit B         Compliance Certificate
Exhibit C         Form of Replacement Promissory Note
Exhibit D         Form of Opinion of Counsel

SCHEDULES

Schedule 1        Schedule of Lending Offices (Domestic and Eurocurrency)
Schedule 2        Schedule of Pending Litigation
Schedule 3        Schedule of Existing Debt and Guarantees
Schedule 4        Schedule of Existing Liens
Schedule 5        Schedule of Existing Investments
Schedule 6        Schedule of Transactions with Affiliates
Schedule 7        Schedule of Subsidiaries and Ownership
Schedule 8        Intentionally Omitted
Schedule 9        Schedule of Commitments

         TERM LOAN AGREEMENT (the "Agreement") dated as of May 12, 2000 by and among LECROY CORPORATION, a Delaware corporation (the "Borrower"), THE CHASE MANHATTAN BANK ("Chase"), a New York banking corporation, as agent for the Lenders (defined below) under this Agreement and as a Lender hereunder and FLEET NATIONAL BANK, a national banking association ("Fleet"), as a Lender under this Agreement.

                              W I T N E S S E T H :

         WHEREAS, the Borrower, Chase and Fleet (formerly known as BankBoston, N.A.) (Chase and Fleet, collectively, the "Lenders" and each individually, a "Lender") and the Agent are parties to a certain Amended and Restated Multicurrency Credit Agreement dated as of March 31, 1999, as amended by the First Amendment to Amended and Restated Multicurrency Credit Agreement dated June 12, 1999, the Second Amendment to Amended and Restated Multicurrency Credit Agreement (the "Second Amendment") dated as of September 7, 1999 and the Third amendment and Waiver dated as of April 19, 2000 (the "Third Amendment") (collectively, the "Credit Agreement");

         WHEREAS, the Borrower, the Lenders and the Agent have agreed to further amend the Credit Agreement (the "Fourth Amendment")so as to, among other things, reduce the aggregate of Lenders' Commitments (as defined in the Credit Agreement) and amend certain other provisions of the Credit Agreement;

         WHEREAS, simultaneously with the execution of the Fourth Amendment to the Credit Agreement, the Borrower, Lenders and the Agent intend to execute and deliver this Agreement and Borrower shall use the proceeds of the terms loans described herein to reduce in part the outstanding advances under the Credit Agreement;

         WHEREAS, the term loans shall be evidenced by mortgage notes (the "Notes", as defined below) executed in connection herewith;

         WHEREAS, the Notes shall be secured by a first mortgage lien on Borrower=s property located in Chestnut Ridge, New York in favor of the Agent for the benefit of the Lenders.

         NOW, THEREFORE, in consideration of the mutual promises set forth in this Agreement, the parties to this Agreement agree as follows:

                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS


         SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Accounts" shall mean those accounts arising out of the sale or lease of goods or the rendition of services by the Borrower or any of its Consolidated Subsidiaries.

                  "Acquisition" means any transaction pursuant to which the Borrower or any of its Subsidiaries (a) acquires equity securities (or warrants, options or other rights to acquire such securities) of (i) any corporation other than the Borrower or (ii) any corporation which is then a Subsidiary of the Borrower, pursuant to a solicitation of tenders therefor, or in one or more negotiated block, market or other transactions not involving a tender offer, or a combination of any of the foregoing, or (b) makes any corporation a Subsidiary of the Borrower, or causes any such corporation to be merged into the Borrower or any of its Subsidiaries, in any case pursuant to a merger, purchase of assets or any reorganization providing for the delivery or issuance to the holders of such corporation's then outstanding securities, in exchange for such securities, of cash or securities of the Borrower or any of its Subsidiaries, or a combination thereof, or (c) purchases all or substantially all of the business or assets of any corporation.

                  "Affiliate" means any Person: (a) which directly or indirectly controls, or is controlled by, or is under common control with, the Borrower or any of its Subsidiaries; (b) which directly or indirectly beneficially owns or holds 5% or more of any class of voting stock of the Borrower or any such Subsidiary; or (c) 5% or more of the voting stock of which is directly or indirectly beneficially owned or held by the Borrower or such Subsidiary. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

                  "Agent" means Chase, its successors and/or permitted assigns pursuant to Article IX hereof, as agent for the Lenders hereunder in accordance with Article IX hereof.

                  "Agreement" has the meaning given such term in the opening paragraph of this Agreement.

                  "Applicable Lending Office" means, with respect to each Lender, such Lender's Domestic Lending Office.

                  "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Agent, in substantially the form of Exhibit A hereto.

                  "Base Rate" means a fluctuating interest rate per annum as shall be in effect from time to time which rate per annum shall at all times be equal to the Prime Rate in effect from time to time.

                  "Borrower" has the meaning given such term in the opening paragraph of this Agreement.

                  "Business Day" means a day of the year on which banks are not required or authorized to close in New York City.

                  "Capital Expenditures" means for any period, the Dollar amount of gross capital expenditures determined in accordance with GAAP.

                  "Capital Lease" means any lease which has been or should be capitalized on the books of the lessee in accordance with GAAP.

                  "Cash Flow" means, for any accounting period, the sum of (i) profit before taxes as reflected in the financial statements prepared in accordance with the terms of Sections 5.01(h)(i) and (iii), plus
         (ii) depreciation, plus (iii) foreign exchange losses, minus Capital Expenditures.

                  "Chase" means The Chase Manhattan Bank, N.A.

                  "Closing Date" means the date on which this Agreement shall be signed and delivered by all parties hereto.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Commitment" has the meaning specified in Section 2.01.

                  "Confidential Information" means information received under Sections 5.01(g) or 5.01(h) and all other information that the Borrower furnishes to the Agent or any Lender on a confidential basis, but does not include any such information that is or becomes generally available to the public or that is or becomes available to the Agent or such Lender from a source other than the Borrower other than in violation of any applicable confidentiality requirements.

                  "Consolidated Capital Expenditures" means Capital Expenditures of the Borrower and its Consolidated Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

                  "Consolidated Current Assets" means Current Assets of the Borrower and its Consolidated Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

                  "Consolidated Current Liabilities" means Current Liabilities of the Borrower and its Consolidated Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

                  "Consolidated Liabilities" means liabilities of the Borrower and its Consolidated Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

                  "Consolidated Subsidiary" means any Subsidiary whose accounts are or are required to be consolidated with the accounts of the Borrower in accordance with GAAP.

                  "Consolidated Tangible Net Worth" means Tangible Net Worth of the Borrower and its Consolidated Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

                  "Consolidated Total Assets" means Total Assets of the Borrower and its Consolidated Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

                  "Credit Agreement" has the meaning given in the first "Whereas" clause above, as amended by the Fourth Amendment and as amended from time to time among Borrower, Agent and the Lenders.

                  "Current Assets" means all assets treated as current assets in accordance with GAAP, excluding, however, from the determination of current assets: loans to insiders; and amounts due from Subsidiaries and Affiliates.

                  "Current Liabilities" means all liabilities treated as current liabilities in accordance with GAAP, including without limitation (a) all obligations payable on demand or within one year after the date in which the determination is made, and (b) installment and sinking fund payments required to be made within one year after the date on which determination is made, but excluding: all such liabilities or obligations which are renewable or extendable at the option of the Borrower to a date more than one year from the date of determination, loans owed to insiders, and amounts due to Subsidiaries and Affiliates. For purposes of calculating the Current Ratio only, outstanding Advances under the Credit Agreement shall be included in the definition of Current Liabilities.

                  "Current Ratio" means the ratio obtained by dividing (a) Consolidated Current Assets, by (b) Consolidated Current Liabilities.

                  "Debt" means (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations to pay the deferred purchase price of property or services, (iv) obligations as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as Capital Leases, and (v) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (iv) above.

                  "Default" means any of the events specified in Sections 8.01(a) through 8.01(g), whether or not any requirement for the giving of notice, the lapse of time, or both has been satisfied.

                  "Dollars" and the sign "$" each means lawful money of the United States of America.

                  "Domestic Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" opposite its name on Schedule 1 hereto or in the Assignment and Acceptance pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agent.

                  "EBITDA" has the meaning assigned to such term in Section 7.08(a), except that for purposes of Section 7.08(b), EBITDA shall have the meaning assigned to such term in Section 7.08(b).

                  "Eligible Assignee" means (i) a commercial bank organized under the laws of the United States, or any State thereof, having total assets of not less than $1,000,000,000.00, (ii) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof, and having total assets of not less than $250,000,000.00; and (iii) a commercial bank organized under the laws of any other country which is a member of the OECD, or a political subdivision of any such country and having total assets of not less than $1,000,000,000.00; provided that such bank is acting through a branch or agency located in the United States.

                  "Environmental Laws" has the meaning assigned to such term in
         Section 5.01(j)(iii).

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  "ERISA Affiliate" means any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower or is under common control (within the meaning of Section 414(c) of the Code) with the Borrower.

                  "ERISA Event" means (i) the occurrence with respect to a Plan of a reportable event, within the meaning of Section 4043 of ERISA, unless the 30-day notice requirement with respect thereto has been waived by the PBGC, (ii) the provision by the administrator of any Plan of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (iii) the cessation of operations at a facility of the Borrower or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (iv) the withdrawal by the Borrower or an ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (v) the conditions set forth in Section 302(f)(1)(A) and (B) of ERISA to the creation of a lien upon property or rights to property of the Borrower or any ERISA Affiliate for failure to make a required payment to a Plan are satisfied; (vi) the adoption of an amendment to a Plan requiring the provision of security to such Plan, pursuant to Section 307 of ERISA; or (vii) the institution by the PBGC of proceedings to terminate a Plan, pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, a Plan.

                  "Event of Default" means any Default, provided that each applicable requirement for the giving of notice, the lapse of time, or both has been satisfied.

                  "Fiscal Year" means each period of 52 (or 53, as applicable) consecutive calendar weeks ending on the Saturday closest to June 30 of each year.

                  "Fixed Charge Coverage Ratio" means, for any period, the ratio obtained by dividing (i) Cash Flow by (ii) Fixed Charges.

                  "Fixed Charges" means, for any period, accrued interest (other than on Subordinated Indebtedness) and scheduled, required principal payments (other than of Subordinated Indebtedness), plus, without duplication, capital lease payments and dividend payments.

                  "Fleet" means Fleet National Bank.

                  "GAAP" means generally accepted accounting principles in the United States of America as in effect on the applicable reporting date with respect to any particular set of financial statements.

                  "General Intangibles" has the meaning assigned to such term in the Uniform Commercial Code, as adopted in the State of New York, and shall include, without limitation, patents, trademarks, copyrights and substantially similar intellectual property rights.

                  "Guarantor" means, jointly and severally, Vigilant Networks, Inc., a Delaware corporation, Digitech Industries, Inc., a Delaware corporation and Preamble Instruments, Inc., a Delaware corporation.

                  "Indemnified Party" has the meaning specified in Section 10.04(c).

                  "Hazardous Substance" has the meaning assigned to such term in
         Section 5.01(j)(iii).

                  "Informal Borrowing Base Certificate" means a completed certificate in the form of Exhibit B annexed hereto, signed by the Chief Financial Officer of the Borrower.

                  "Lenders" means the lenders listed on the signature pages hereof and each Eligible Assignee that shall become a party hereto pursuant to Section 10.08.

                  "Leverage Ratio" means, at any time of determination, the ratio obtained by dividing (i) Consolidated Liabilities, by (ii) Consolidated Tangible Net Worth.

                  "Lien" means any lien (statutory or otherwise), security interest, mortgage, deed of trust, priority, pledge, charge, conditional sale, title retention agreement, financing lease or other encumbrance or similar right of others, or any agreement to give any of the foregoing.

                  "Loan" means the loan made by a Lender to the Borrower pursuant to Article II.

                  "Loan Documents" means this Agreement, each Note, and each other document executed by the Borrower or a Guarantor in connection with this Agreement or the transactions contemplated by this Agreement as each such agreement, instrument or document may be amended from time to time.

                  "Majority Lenders" means at any time (i) Lenders owed at least 75% of the aggregate unpaid principal amounts of the Loan then outstanding or (ii) if there are two and only two Lenders, both of such Lenders.

                  "Materially Adverse Effect" means (i) with respect to the Borrower and its Subsidiaries, any materially adverse change in the business, operations, condition (financial or otherwise), or assets of the Borrower and its Subsidiaries taken as a whole, or (ii) any fact or circumstance as to which singly or in the aggregate, the Borrower has reason to believe there is a reasonable possibility of (a) a materially adverse change described in clause (i), or (b) the inability of the Borrower to perform in any material respect its obligations hereunder or under the other Loan Documents.

                  "Maturity Date" means the earlier to occur of (i) January 31, 2002 and (ii) the date all obligations under the Credit Agreement are paid in full and the Credit Agreement is terminated.

                  "Mortgage" has the meaning specified in Section 3.01(g).

                  "Multiemployer Plan" means a multiemployer plan, as defined in
         Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions, such plan being maintained pursuant to one or more collective bargaining agreements.

                  "Multiple Employer Plan" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (i) is maintained for employees of the Borrower or an ERISA Affiliate and at least one Person other than the Borrower and its ERISA Affiliates or (ii) was so maintained and in respect of which the Borrower or an ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

                  "New Lending Office" has the meaning specified in Section 2.12(k).

                  "Non-U.S. Lender" has the meaning specified in Section
         2.12(e).

                  "Note" or "Notes" means promissory notes of the Borrower, substantially in the form of Exhibit C hereto, payable to the order of the respective Lenders.

                  "Obligations" means the obligations of the Borrower arising under this Agreement or the other Loan Documents.

                  "OECD" means the Organization for Economic Cooperation and Development.

                  "Other Taxes" has the meaning specified in Section 2.12(b).

                  "Payment Office" means the principal office of Agent in New York City, located on the date hereof at 270 Park Avenue, New York, New York 10017.

                  "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

                  "Permitted Indebtedness" has the meaning assigned to such term in Section 6.01(a).

                  "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company, or other entity, or a government or any political subdivision or agency thereof.

                  "Plan" means any employee benefit or other plan established or maintained, or to which contributions have been made, by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA or to which Section 412 of the Code applies.

                  "Prime Rate" means that rate of interest from time to time announced by Chase at its principal office as its prime commercial lending rate.

                  "Prohibited Transaction" means any transaction set forth in
         Section 406 of ERISA or Section 4975 of the Code.

                  "Real Property" has the meaning assigned to such term in
         Section 5.01(j)(i).

                  "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented from time to time.

                  "Register" has the meaning specified in Section 10.08(c).

                  "Remedial Work" has the meaning assigned to such term in
         Section 5.01(j)(ii).

                  "Required Financial Statement" has the meaning assigned to such term in Section 2.06(c).

                  "Restricted Payment" means any payment or prepayment of principal or interest on account of Subordinated Indebtedness or any purchase, defeasance, redemption, retirement or acquisition of any principal or interest on such Subordinated Indebtedness except for, other than during the continuance of an Event of Default, regularly scheduled payments (or regularly scheduled redemptions, as the case may be) of principal and interest on account of Subordinated Indebtedness in accordance with the terms of a subordinated debt indenture or agreement or substantially similar document previously consented to in writing by the Majority Lenders.

                  "Second Amendment" has the meaning specified in the first "Whereas" clause.

                  "Subordinated Indebtedness" means all unsecured Indebtedness of the Borrower which shall have been subordinated to all Indebtedness of the Borrower hereunder and under the Notes and to all other Indebtedness owed to the Lenders pursuant to a subordinated debt indenture or agreement or substantially similar document signed by the holder of such Indebtedness upon and otherwise containing terms and conditions reasonably satisfactory to the Majority Lenders.

                  "Subsidiary" means, as to any Person, any corporation or other entity of which at least a majority of the securities or other ownership interests having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by such Person.

                  "Tangible Net Worth" means the excess of total assets over total liabilities, excluding, however, from the determination of total assets: goodwill; patents, copyrights and trademarks; trade names; licenses; organizational expenses; and unamortized debt discount, all as determined in accordance with GAAP.

                  "Taxes" has the meaning specified in Section 2.12(a).

                  "Total Assets" means all assets treated as assets in accordance with GAAP.

                  "Unfunded Vested Liabilities" means, with respect to any Plan, the amount (if any) by which the present value of all vested benefits under the Plan exceeds the fair market value of all Plan assets allocable to such benefits, as determined on the most recent valuation date of the Plan and in accordance with the provisions of ERISA for calculating the potential liability of the Borrower or any ERISA Affiliate to PBGC or the Plan under Title IV of ERISA.

                 "United States" and "U.S." each means United States of America.

                  SECTION 1.02. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" the words "to" and "until" each means "to but excluding".

                  SECTION 1.03. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

                                   ARTICLE II

                                 AMOUNT OF LOANS


                  SECTION 2.01. The Loan . Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make a Loan (the "Loan") to the Borrower on the Closing Date in an amount set forth opposite such Lender's name on Schedule 9 hereto (such Lender's "Commitment"). As of the date hereof, the aggregate of all Lenders' Commitments is SIX MILLION AND 00/100 DOLLARS ($6,000,000.00).

                  SECTION 2.02.     INTENTIONALLY OMITTED

                  SECTION 2.03.     INTENTIONALLY OMITTED

                  SECTION 2.04.     INTENTIONALLY OMITTED

                  SECTION 2.05. Repayment of the Loans. The Borrower shall repay the principal amount of the Loans on the Maturity Date. Notwithstanding the foregoing, no payment of principal, whether or not scheduled, shall be permitted under this Agreement until all amounts due and payable under the Credit Agreement, Loan Documents (as defined in the Credit Agreement), the Other Documents (as defined in the Credit Agreement) or the Additional Collateral Documents (as defined in the Credit Agreement) have been paid and the Commitments (as defined in the Credit Agreement) have been terminated.

                  SECTION 2.06. Interest on the Loans; Default Interest. (a) The Borrower shall pay to each Lender, in arrears, interest on the unpaid principal amount of each Loan made by such Lender from the Closing Date until such principal amount shall be paid in full at a rate per annum equal at all times to the Base Rate in effect from time to time plus two percent (2%) payable quarterly, in arrears, on the last day of each March, June, September and December and on the earlier to occur of the date the Loans are paid in full or the Maturity Date.

                  (b) The Borrower shall pay interest on the unpaid principal amount of each Loan that is not paid on or before the date when due and on the unpaid amount of all interest, fees and other amounts payable hereunder that is not paid on or prior to the 15th day following the date when due, payable on demand, at a rate per annum equal at all times to (i) in the case of any amount of principal, 3% per annum above the rate per annum required to be paid on such Loan immediately prior to the date on which such amount became due and (ii) in the case of all other amounts, 5% per annum above the Base Rate in effect from time to time.

                  SECTION 2.07.     Intentionally Omitted.

                  SECTION 2.08.     Intentionally Omitted.

                  SECTION 2.09. Prepayments. The Borrower may prepay the Loans, in aggregate multiples of $100,000.00 on notice provided not later than 11 A.M. New York City time on the day of the prepayment (each of which notices may be given by facsimile transmission), provided that the Borrower shall pay all sums required to be paid pursuant to Section 10.04(b) together with each such principal prepayment, and provided further, all amounts due and payable under the Credit Agreement, the Other Documents (as defined in the Credit Agreement), the Loan Documents (as defined in the Credit Agreement) and the Additional Loan Documents (as defined in the Credit Agreement) have been paid in full and the Commitments (as defined in the Credit Agreement) and the Credit Agreement have been permanently terminated. Any notice of prepayment shall be binding on the Borrower and irrevocable, and the Borrower shall make such prepayment on the day set forth in the notice of prepayment, which shall be a Business Day.

                  SECTION 2.10.     Intentionally Omitted.

                  SECTION 2.11. Payments and Computations. (a) The Borrower shall make each payment hereunder not later than 11:00 A.M. (New York City time) on the day when due in Dollars to the Agent in same day funds by deposit of such funds to the Agent's account maintained at the Payment Office for Dollars in New York City. The Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or ratably, in the proportion that such Lender's Loans to which the payment applies bears to the total of all Lenders' Loans to which the payment applies, (other than amounts payable pursuant to Section 2.12) to the Lenders for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 10.08(d), from and after the effective date specified in such Assignment and Acceptance, the Agent shall make all payments hereunder in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

                  (b) The Borrower hereby authorizes each Lender, if and to the extent payment owed to such Lender is not made when due hereunder, to charge from time to time against any or all of the Borrower's accounts with such Lender any amount so due. Each such Lender shall promptly notify the Borrower of any such action, provided however, that failure to so notify shall not affect the validity of such action.

                  (c) All computations of interest shall be made by the Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable. Each determination by the Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

                  (d) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.

                  SECTION 2.12. Taxes. (a) Any and all payments by the Borrower or the Agent hereunder shall be made, in accordance with Section 2.11, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding,

                                    (i) taxes, levies, imposts, duties, charges,
                  deductions or withholdings imposed on or with respect to the net income of the Agent or any Lender and (ii) franchise or doing business taxes, levies, imposts, duties, charges, deductions or withholdings imposed on the Agent or any Lender, in each case by any jurisdiction under the laws of which the Agent or such Lender or its Applicable Lending Office is organized, managed, controlled or otherwise subject to tax other than as a result of the transactions contemplated hereunder or by any other Loan Document (or any political subdivision of any such jurisdiction),

                                    (ii) in the case of any assignment by a
                  Lender to an Eligible Assignee pursuant to Section 10.08, or any change by a Lender of an Applicable Lending Office in one jurisdiction to an Applicable Lending Office in another jurisdiction, any excess in the withholding tax applicable to such Eligible Assignee, or such new Applicable Lending Office, over the withholding tax (other than any withholding tax excluded from the definition of Taxes under clause (i) or this clause (ii) of Section 2.12(a)) applicable to the former Lender, or the former Applicable Lending Office, in each case as determined under laws (including, without limitation, any treaty, law, rule, regulation or determination) applicable to the former Lender and such Eligible Assignee, or the former Applicable Lending Office and such new Applicable Lending Office, and in effect on the date of such assignment, or such change in Applicable Lending Office, but not including any increase in withholding tax resulting from any subsequent change in such laws (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower or the Agent shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender or the Agent, (i) the sum payable by the Borrower shall be increased as may be necessary so that after the Borrower or the Agent has made all required deductions (including deductions applicable to additional sums payable under this Section 2.12) such Lender or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower or the Agent shall make such deductions and (iii) the Borrower or the Agent shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                  (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made by the Borrower or by the Agent hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement (hereinafter referred to as "Other Taxes").

                  (c) The Borrower will within thirty days after demand, indemnify each Lender and the Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.12) paid by such Lender or the Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date such Lender or the Agent (as the case may be) makes written demand therefor. The applicable Lender shall furnish to Borrower a certificate, in reasonable detail, setting forth such Lender's calculation as to the amount of Taxes or Other Taxes paid by such Lender, which certificate shall effect a rebuttable presumption as to the accuracy thereof.

                  (d) Within 30 days after the date of any payment by the Borrower of Taxes, the Borrower will furnish to the Agent, at its address referred to in Section 8.02, the original or a certified copy of a receipt evidencing payment thereof. If no Taxes are payable in respect of payments by the Borrower hereunder, the Borrower will furnish to the Agent, at such address, documentary evidence reasonably satisfactory to Agent, demonstrating that such payment is exempt from or not subject to Taxes. In the event of a change in circumstances or law affecting the conclusions stated in any such documentary evidence, further documentary evidence reasonably acceptable to the Agent shall be delivered to the Agent by the Borrower.

                  (e) Each Lender organized under the laws of a jurisdiction outside the United States (a "Non-U.S. Lender"), on or prior to the date of its execution and delivery of this Agreement in the case of each initial Lender and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Borrower (but only so long as such Lender remains lawfully able to do so), shall provide the Borrower with Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States. If the form provided by a Lender at the time such Lender first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from "Taxes" as defined in Section 2.12(a).

                  (f) For any period with respect to which a Lender has failed to provide the Borrower with the appropriate form described in Section 2.12(e) (other than if such failure is due to a change in law occurring subsequent to the date on which a form originally was required to be provided, or if such form otherwise is not required under the first sentence of subsection (e) above), such Lender shall not be entitled to indemnification under Section 2.12(a) with respect to Taxes imposed by the United States; provided, however, that should a Lender become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as the Lender shall reasonably request at no expense to the Borrower to assist the Lender to recover such Taxes.

                  (g) In the event that a Lender that originally provided such form as may be required under Section 2.12(e) thereafter ceases to qualify for complete exemption from United States withholding tax, such Lender may, subject to Section 10.08, assign its interest under this Agreement to any assignee and such assignee shall be entitled to the same benefits under this Section 2.12 (and subject to the terms of Sections 2.12(a)(ii), 2.12(e), 2.12(f), 2.12(i), 2.12(j) and 2.12(k)) as the assignor provided that the rate of United States withholding tax applicable to such assignee shall not exceed the rate then applicable to the assignor.

                  (h) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.12 shall survive the payment in full of principal and interest hereunder.

                  (i) Each Lender agrees to use reasonable efforts (including reasonable efforts to change its Applicable Lending Office or Payment Office) to avoid the imposition of any Taxes or payments hereunder; provided, however, that such efforts shall not cause the imposition on such Lender of any additional costs or legal or regulatory burden or require any change in such Lender's tax planning and management policies.

                  (j) If the Borrower makes any additional payment to any Lender pursuant to this Section 2.12 in respect of any Taxes, and such Lender determines that it has received (i) a refund of such Taxes or (ii) a credit against or relief or remission for, or a reduction in the amount of, any tax or other governmental charge solely as a result of any deduction or credit for any Taxes with respect to which it has received payments under this Section 2.12, such Lender shall, to the extent that it can do so without prejudice to the retention of such refund, credit, relief, remission or reduction, pay to the Borrower such amount as such Lender shall have determined to be attributable to the deduction or withholding of such Taxes. If such Lender later determines that it was not entitled to such refund, credit, relief, remission or reduction to the full extent of any payment made pursuant to the first sentence of this
Section 2.12(j), the Borrower shall upon demand of such Lender promptly repay the amount of such overpayment. Any determination made by such Lender pursuant to this Section 2.12(j) shall in the absence of bad faith or manifest error effect a rebuttable presumption as to the accuracy thereof, and nothing in this
Section 2.12(j) shall be construed as requiring the Lender to conduct its business or to arrange or alter in any respect its tax or financial affairs so that it is entitled to received such a refund, credit or reduction or as allowing any person to inspect any records, including tax returns, of any Lender.

                  (k) The Borrowers shall not be required to pay any additional amounts to any Non-U.S. Lender in respect of United States Federal withholding tax pursuant to this Section 2.12 to the extent that (i) the obligation to withhold amounts with respect to United States Federal withholding tax existed on the date such Non-U.S. Lender became a party to this Agreement or, with respect to payments to a different lending office designated by the Non-U.S. Lender as its applicable lending office (a "New Lending Office"), the date such Non-U.S. Lender designated such New Lending Office with respect to any portion of a Loan; provided, however, that this clause (k) shall not apply to any transferee or New Lending Office as a result of an assignment, transfer or designation made at the request of the Borrower; and provided further, however, that this clause (k) shall not apply to the extent the indemnity payment or additional amounts any transferee, or Lender through a New Lending Office, would be entitled to received without regard to this clause (k) do not exceed the indemnity payment or additional amounts that the Person making the assignment or transfer to such transferee, or Lender making the designation of such New Lending Office, would have been entitled to receive in the absence of such assignment, transfer or designation; or (ii) the obligation to pay such additional amounts would not have arisen but for a failure by such Non-U.S. Lender to comply with the provisions of Section 2.12(e).

                  SECTION 2.13. Sharing of Payments, Etc. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Loan made by it (other than pursuant to Section 2.12) in excess of its ratable share of payments on account of the Loan made by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participation in the Loan owing to them as shall be necessary to cause such purchasing Lender to share the excess payment ratably, in the proportion that such Lender's Loan to which the payment applies bears to the total of all Loans to which the payment applies, with each of them, provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.13 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

                  SECTION 2.14. Evidence of Debt. (a) Each Lender shall hold its respective Note or Notes evidencing the Loan and shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from the Loan owing to such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

                  (b) The Register maintained by the Agent pursuant to Section 10.08(c) shall include a control account, and a subsidiary account for each Lender, in which accounts (taken together) shall be recorded (i) the date and amount of the Loan, (ii) the terms of each Assignment and Acceptance delivered to and accepted by it, (iii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder, and (iv) the amount of any sum received by the Agent from the Borrower hereunder and each Lender's share thereof.

                  (c) The entries made in the Register shall effect a rebuttable presumption as to the accuracy thereof. Each Lender's account entries with respect to the Loan shall also effect a rebuttable presumption as to the accuracy thereof.

                  SECTION 2.15. Intentionally Omitted.

                  SECTION 2.16. Intentional Omitted.

                  SECTION 2.17. Intentional Omitted.

                  SECTION 2.18. Agent's Fees. The Borrower shall pay to the Agent for its own account $10,000.00 per annum, payable on the first day of January of each year.

                  SECTION 2.19. Use of Proceeds. The proceeds of the Loan shall be used solely to reduce the outstanding Advances (as defined in the Credit Agreement) pursuant to the Credit Agreement.

                                   ARTICLE III

                             CONDITIONS OF THE LOAN

                  SECTION 3.01. Condition Precedent to the Loan. The obligation of each Lender to make its Loan is subject to the condition precedent that the Agent shall have received on or before the Closing Date the following, each dated the Closing Date, in form and substance reasonably satisfactory to the Agent and in sufficient copies (other than the Notes, which shall be executed in original only) for each Lender:

                  (a) Note. Each Note duly executed by the Borrower in favor of a Lender, dated the Closing Date;

                  (b) Certificate of Corporate Action. A certificate of an officer of the Borrower and each Guarantor, dated the Closing Date, attesting to all corporate action taken by the Borrower and each Guarantor, respectively, including resolutions of its Board of Directors authorizing the execution, delivery and performance of this Agreement, the Notes, the other Loan Documents and each other document to be delivered pursuant to this Agreement;

                  (c) Incumbency and Signature Certificate. A certificate of an officer of the Borrower and each Guarantor, respectively, dated the Closing Date, certifying the names and true signatures of the officers of the Borrower and each Guarantor, respectively authorized to sign this Agreement, the Notes, the other Loan Documents and the other documents to be delivered by the Borrower and each Guarantor, respectively under this Agreement.

                  (d)      Intentionally Omitted.

                  (e) Fourth Amendment. A duly executed Fourth Amendment, dated the Closing Date in form and substance satisfactory to the Lenders and Agent.

                  (f) Opinion of Counsel for Borrower and Guarantors. Favorable opinion of Bingham Dana LLP, counsel for the Borrower and each Guarantor, dated the Closing Date, in substantially the form of Exhibit D.

                  (g) Mortgage. A duly executed Mortgage and Security Agreement (the AMortgage"), dated the Closing Date, in form and substance satisfactory to the Lenders and Agent granting a first mortgage lien to the Agent for the benefit of the Lenders on all Borrower's real property and improvements located in Chestnut Ridge, New York.

                  (h) Security Agreement. Duly executed Amended and Restated Security Agreements, dated the Closing Date, in favor of each Lender in form and substance satisfactory to the Lenders and Agent amending and restating grants of security interest in Borrower and each Guarantor's assets, including patent collateral (as defined therein) now or hereafter existing and now or hereafter existing and wherever located.

                  (i) Amended and Restated Guaranty Agreement. Duly executed Amended and Restated Guaranty Agreements, dated the Closing Date, in form and substance satisfactory to the Lenders and Agent.

                  (j) Assignment of Leases and Rents; Hazardous Materials Indemnity Agreements. Duly executed Assignment of Leases and Rents, dated the Closing Date, and Hazardous Materials Indemnity Agreements, dated the Closing Date, each in form and substance satisfactory to the Lenders and Agent relating to the Real Property subject to the Mortgage and executed by Borrower and Guarantors, as applicable.

                  (k) Insurance. Evidence satisfactory to Agent of all risk, extended coverage insurance and public liability insurance, issued in amounts, and by carriers, reasonably satisfactory to Agent.

                  (l) Searches. Lien searches, patent searches, judgment searches, bankruptcy searches and similar searches deemed appropriate by Agent's counsel, in form and substance reasonably satisfactory to Agent.

                  (m) Fees. Payment of all fees due to the Agent.

                  (n) Other Documents. The other Loan Documents duly executed by Borrower and each Guarantor, and such other documents, affidavits, certificates, agreements and writings, as the Agent and the Lenders may reasonably require.

                  SECTION 3.02. Additional Conditions Precedent. The obligation of each Lender to make its Loan shall be subject to the further conditions precedent that on the Closing Date:

                  (a) the following statements shall be true:

                           (i) The representations and warranties contained in
         Article IV of this Agreement and the Credit Agreement are correct on and as of the Closing Date, before and after giving effect to the Loans and to the application of the proceeds therefrom; and

                           (ii) No event has occurred and is continuing, or would result from the making of the Loans or from the application of the proceeds therefrom, which constitutes a Default or Event of Default (in each case under either this Agreement or the Credit Agreement); and

                  (b) the Agent shall have received such other approvals, opinions or documents as any Lender through the Agent may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 4.01. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

                  (a) Due Incorporation. Each of the Borrower and each Subsidiary which is a corporation is duly incorporated, validly existing and in corporate good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its assets and to transact the business in which it is now engaged or proposed to be engaged, and is duly qualified as a foreign corporation and in good standing under the laws of each other jurisdiction in which such qualification is required, except where the failure to so qualify in such other jurisdiction would not result in a Materially Adverse Effect.

                  (b) Compliance with Other Agreements, Etc. The execution, delivery and performance by the Borrower of the Loan Documents have been duly authorized by all necessary corporate action and do not and will not: (i) require any further consent or approval of its stockholders; (ii) contravene its charter or by-laws; (iii) violate any provision of, or require any filing, registration, consent or approval under, any law, rule, regulation (including, without limitation, Regulation U), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Borrower or any of its Subsidiaries or affiliates; (iv) result in a material breach of or constitute a default or require any consent under any material indenture or loan or credit agreement or any other material agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound after giving effect to the application of the Loan; (v) result in, or require, the creation or imposition of any Lien, upon or with respect to any of the properties now owned or hereafter acquired by the Borrower; or (vi) cause the Borrower (or any Subsidiary or Affiliate, as the case may be) to be in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such material indenture, agreement, lease or instrument after giving effect to the application of the Loan, except for defaults which would not result in a Materially Adverse Effect.

                  (c) Validity of Obligations. Each Loan Document which is executed by the Borrower is, or when delivered under this Agreement will be, a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, equitable remedies and other similar laws affecting creditors' rights generally and except as the availability of equitable remedies is subject to the discretion of the court before which such remedies are sought.

                  (d) No Pending Litigation. Except as set forth on Schedule 2, there are no actions, suits or proceedings pending or, to the knowledge of the Borrower, threatened, against or affecting the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator, which may, in any one case or in the aggregate, result in a Materially Adverse Effect.

                  (e) Financial Statements. The consolidated and consolidating balance sheet of the Borrower and its Consolidated Subsidiaries as at June 30, 1999, and the related consolidated and consolidating income statement and statement of cash flows and statement of changes in stockholders' equity of the Borrower and its Consolidated Subsidiaries for the Fiscal Year then ended, and the accompanying footnotes, together with the opinion thereon, of Ernst & Young, independent certified public accountants, and the interim consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as at December 31, 1999, and the related consolidated and consolidating income statement for the fiscal quarter then ended, certified by the Borrower's Chief Financial Officer are complete and correct and fairly present the financial condition of the Borrower and its Consolidated Subsidiaries as at such dates and the results of the operations of the Borrower and its Consolidated Subsidiaries for the periods covered by such statements, all in accordance with GAAP consistently applied (subject to year end adjustments and absence of footnote disclosures in the case of the interim financial statements). There are no liabilities of the Borrower or any of its Consolidated Subsidiaries, fixed or contingent, which are material and are required by GAAP to be reflected but are not reflected in the financial statements referred to above or in the notes thereto, other than liabilities arising in the ordinary course of business since March 31, 2000. No material information, exhibit or report furnished by the Borrower to the Agent in connection with the negotiation of this Agreement contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not materially misleading. Since March 31, 2000, there have been no material adverse changes in the condition (financial or otherwise), business, or operations of the Borrower or any of its Subsidiaries which have not previously been disclosed, in writing, to Lenders and the Agent.

                  (f) Title to Assets. Each of the Borrower and its Consolidated Subsidiaries has title to, or valid leasehold interests in, all of its material properties and assets, real and personal, including the properties and assets, and leasehold interests reflected in the financial statements referred to in
Section 4.01(e) (other than any properties or assets disposed of in the ordinary course of business), and none of the material properties and assets owned by the Borrower or any of its Subsidiaries and none of its leasehold interests is subject to any Lien, except as disclosed in such financial statements or as may be permitted hereunder.

                  (g) Taxes. Each of the Borrower and its Subsidiaries has filed all tax returns (federal, state and local) required to be filed as of the date hereof and has paid all taxes, assessments and governmental charges and levies shown thereon to be due, including interest and penalties. The federal income tax liability of the Borrower and its Subsidiaries has been audited by the Internal Revenue Service and has been finally determined and satisfied for all taxable years up to and including the taxable year ended June 30, 1999.

                  (h) ERISA. Each of the Borrower and its Subsidiaries is in compliance in all material respects with all applicable provisions of ERISA. Neither an ERISA Event nor a Prohibited Transaction has occurred with respect to any Plan; no notice of intent to terminate a Plan has been filed nor has any Plan been terminated; no circumstance exists which constitutes grounds under
Section 4042 of ERISA entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings; neither the Borrower nor any ERISA Affiliate has completely or partially withdrawn under Sections 4201 or 4204 of ERISA from a Multiemployer Plan; each of the Borrower and each of its ERISA Affiliates has met its minimum funding requirements under ERISA with respect to all of its Plans and there are no Unfunded Vested Liabilities; and neither the Borrower nor any ERISA Affiliate has incurred any liability to the PBGC under ERISA.

                  (i) Subsidiaries. Schedule 7 is a complete and accurate list of the Subsidiaries of the Borrower, showing the jurisdiction of incorporation or organization of each Subsidiary and showing the percentage of the Borrower's ownership of the outstanding stock or other interest of each such Subsidiary. All of the outstanding capital stock or other interest of each such Subsidiary has been validly issued, is fully paid and nonassessable and is owned by the Borrower free and clear of all Liens other than liens permitted by this Agreement.

                  (j) Indebtedness. Schedule 3 is a complete and correct list of all material credit agreements, indentures, purchase agreements, guaranties, Capital Leases and other material investments, agreements and arrangements presently in effect providing for or relating to extensions of credit (including agreements and arrangements for the issuance of letters of credit or for acceptance financing) in respect of which the Borrower or any of its Subsidiaries is in any manner directly or contingently obligated; and the maximum principal or face amounts of the credit in question, outstanding and which can be outstanding, are correctly stated in such Schedule, and all material Liens of any nature given or agreed to be given as security therefor are correctly described or indicated in such Schedule.

                  (k) Licenses, Permits. Each of the Borrower and its Subsidiaries possesses all material licenses, permits, franchises, patents, copyrights, trademarks and trade names, or rights thereto, to conduct its business substantially as now conducted and as presently proposed to be conducted, and neither the Borrower nor any of its Subsidiaries is in violation of any valid rights of others with respect to any of the foregoing except to the extent that any such violation will not result in a Materially Adverse Effect.

                  (l) Judgments. Each of the Borrower and its Subsidiaries has satisfied all judgments that may result in a Materially Adverse Effect and neither the Borrower nor any of its Subsidiaries is in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court, arbitrator or federal, state, municipal or other governmental authority, commission, board, bureau, agency or instrumentality, domestic or foreign that may result in a Materially Adverse Effect.

                  (m) Other Agreements. Neither the Borrower nor any of its Subsidiaries is a party to any material indenture, loan or credit agreement or any material lease or other material agreement or instrument or subject to any charter or corporate restriction which could have a Materially Adverse Effect. Neither the Borrower nor any of its Subsidiaries is in default in any respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument material to its business to which it is a party except defaults which would not result in a Materially Adverse Effect.

                  (n) Labor Disputes, Acts of God. Neither the business nor the properties of the Borrower or of any of its Subsidiaries are subject to any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance), which could have a Materially Adverse Effect.

                  (o) Investment Company. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the United States Investment Company Act of 1940.

                  (p) Partner in a Partnership. Neither the Borrower nor any of its Subsidiaries is a partner in any partnership.

                  (q) Compliance with Law. The Borrower and its Subsidiaries are in compliance in all material respects with all applicable laws, rules and regulations as promulgated or issued by any and all governmental or quasi-governmental bodies, including, without limitation, all Environmental Laws except to the extent that any violation shall not result in a Materially Adverse Effect.

                                    ARTICLE V
                              AFFIRMATIVE COVENANTS

                  SECTION 5.01. Affirmative Covenants. So long as the Loans shall remain unpaid, the Borrower shall, unless the Majority Lenders shall otherwise consent in writing:

                  (a) Corporate Existence. Preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its corporate existence and corporate good standing in the jurisdiction of its incorporation, except that the Borrower may dissolve any inactive Subsidiary which has no material assets, and except as permitted pursuant to Section 6.01(g) or Section 6.01(j), and qualify and remain qualified, and cause each of its Subsidiaries to qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is required except where the failure to so qualify shall not result in a Materially Adverse Effect.

                  (b) Conduct of Business. Continue, and cause each of its Subsidiaries to continue, to engage in lines of business of the same general type as conducted by it on the date of this Agreement.

                  (c) Preservation of Properties. Maintain, keep and preserve, and cause each of its Subsidiaries to maintain, keep and preserve, all of its material properties (tangible and intangible), necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted.

                  (d) Maintenance of Records. Keep, and cause each of its Subsidiaries to keep, adequate records and books of account, in which complete entries will be made in accordance with GAAP, reflecting all material financial transactions of the Borrower and its Subsidiaries.

                  (e) Maintenance of Insurance. Maintain, and cause each of its Subsidiaries to maintain, insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same or a similar business and similarly situated, which insurance may provide for reasonable deductibility from coverage thereof.

                  (f) Compliance with Law. Comply in all material respects, and cause each of its Subsidiaries to comply, in all material respects with all applicable laws, rules, regulations and orders, except for noncompliance which shall not result in a Materially Adverse Effect, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property, provided that the Borrower may, with the exercise of due diligence and through appropriate proceedings, contest any tax, provided further that such contest shall not result in the imposition of a lien on any assets of the Borrower and its Subsidiaries and the Borrower shall maintain adequate reserves against all such contested taxes.

                  (g) Examination of Records. At any reasonable time and from time to time on reasonable prior notice, permit the Agent or any agent or representative thereof, to examine and make copies and abstracts from the records and books of account of, and visit the properties of, the Borrower and any of its Subsidiaries, and to discuss the affairs, finances and accounts of the Borrower and any such Subsidiary with any of their respective officers and directors and the Borrower's independent certified public accountants, provided that any such examinations and discussions shall be conducted subject to the terms of Section 10.17.

                  (h) Financial Reporting. Furnish to the Agent:

                           (i) As soon as available and in any event within 120 days after the end of each Fiscal Year of the Borrower, a consolidated and consolidating balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Year and a consolidated and consolidating income statement and statement of cash flows and statement of changes in stockholders' equity of the Borrower and its Consolidated Subsidiaries for such Fiscal Year, all in reasonable detail and stating in comparative form the respective consolidated and consolidating figures for the corresponding date and period in the prior Fiscal Year and all prepared in accordance with GAAP and as to the consolidated statements accompanied by an unqualified audit opinion thereon acceptable to the Agent by Ernst & Young or other independent accountants of national standing selected by the Borrower;

                           (ii) not later than 60 days following the close of each Fiscal Year, a copy of the Borrower's annual budget, reasonably detailed for each fiscal quarter, for the following Fiscal Year.

                           (iii) As soon as available and in any event within 45 days after the end of each of the first three quarters of each Fiscal Year of the Borrower, an unaudited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such quarter and a consolidated income statement of the Borrower and its Consolidated Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such quarter, all in reasonable detail and stating in comparative form the respective consolidated figures for the corresponding date and period in the previous Fiscal Year and all prepared in accordance with GAAP and certified by the chief financial officer of the Borrower (subject to year-end adjustments and absence of footnote disclosures);

                           (iv) Promptly upon receipt thereof, copies of any reports submitted to the Borrower or any of its Subsidiaries by independent certified public accountants in connection with examination of the financial statements of the Borrower or any such Subsidiary made by such accountants;

                           (v) Simultaneously with the delivery of the financial statements referred to in (i) and (iii) above, a certificate of the Chief Financial Officer or President of Borrower (x) certifying that to the best of his knowledge no Default or Event of Default has occurred and is continuing or, if a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action which is proposed to be taken with respect thereto, and (y) with computations demonstrating compliance with the covenants contained in
         Article VII;

                           (vi) Simultaneously with the delivery of the annual financial statements referred to in subparagraph 5.01(h)(i) above, a certificate of the independent public accountants who audited such statements to the effect that, in making the examination necessary for the audit of such statements, they have obtained no knowledge of any condition or event which constitutes a Default or Event of Default, or if such accountants shall have obtained knowledge of any such condition or event, specifying in such certificate each such condition or event of which they have knowledge and the nature and status thereof;

                           (vii) Promptly after the commencement thereof, notice of all material actions, suits, and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Borrower or any of its Subsidiaries which, if determined adversely to the Borrower or such Subsidiary, could have a Materially Adverse Effect.

                           (viii) As soon as possible and in any event within 10 days after the Borrower or an executive officer thereof becomes aware (or reasonably should be expected to have become aware of) the occurrence of each Default or Event of Default a written notice setting forth the details of such Default or Event of Default and the action which is proposed to be taken by the Borrower with respect thereto;

                           (ix) Promptly after the filing or receiving thereof, copies of all reports, including annual reports, and notices which the Borrower or any Subsidiary files with or receives from the PBGC or the U.S. Department of Labor under ERISA with respect to a Plan; and as soon as possible and in any event within 10 days after the Borrower or any of its Subsidiaries knows or has reason to know that any ERISA Event or Prohibited Transaction has occurred with respect to any Plan or that the PBGC or the Borrower or any such Subsidiary has instituted or will institute proceedings under Title IV of ERISA to terminate any Plan, the Borrower will deliver to the Agent a certificate of the chief financial officer of the Borrower setting forth details to the best of his knowledge as to such ERISA Event or Prohibited Transaction or Plan termination and the action the Borrower proposes to take with respect thereto;

                           (x) Promptly after the furnishing thereof, copies of any statement or report furnished to any other party pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lenders pursuant to any other clause of this Section 5.01(h);

                           (xi) Promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports which the Borrower or any of its Subsidiaries sends to its stockholders, and copies of all regular, periodic and special reports, and all registration statements which the Borrower or any such Subsidiary files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or with any national securities exchange;

                           (xii) within 20 days after the end of each month, commencing with the month ending June 30, 2000, an Informal Borrowing Base Certificate (modified to reflect monthly reporting);

                           (xiii) During the continuance of any Default or Event of Default, the Agent may require an audit of the Borrower's accounts receivable and inventory at the Borrower's reasonable expense; for this purpose the Borrower shall utilize independent accountants or other qualified professionals reasonably satisfactory to the Majority Lenders;

                           (xiv) Upon the conclusion of any audit of the type described in subparagraph (xiii), a detailed report of the results of such audit;

                           (xv) on the last Business Day of each month commencing May 31, 2000, written, consolidating three (3) month cash flow projections of the Borrower and each Guarantor on schedules in form and substance reasonably satisfactory to the Agent and the Lenders (which projections shall include, but not be limited to, projections showing expected weekly and monthly cash, inventory and receivables and anticipated liquidity needs for the applicable three (3) month reporting period) and be certified as true, accurate and complete by the chief financial officer of the Borrower;

                           (xvi) on the last Business Day of each week, verbal status updates acceptable to the Lenders and Agent from the chief financial officer of the Borrower or other officer reasonably acceptable to the Agent and Lenders regarding (A) Borrower's LAN division section of its business and (B) Borrower's efforts and progress toward (1) replacing the current Lenders in the Credit Agreement with other financial institutions and/or repaying all outstanding Advances owed to the Lenders under the Credit Agreement, the other Loan Documents and the Other Documents and terminating the Commitments and (2) replacing the Agent with a new substitute agent;

                           (xvii) a written compliance certificate, substantially in the form attached as Exhibit B to the Third Amendment and Waiver dated as of April 19, 2000 among the Borrower, Guarantors, Agent and Lenders, no later than the last Business Day of the fiscal quarter ending June 30, 2000, with respect to projected compliance with the Financial Covenants set forth in Article VII of the Credit Agreement as of and for such fiscal quarter and showing whether compliance with the Financial Covenants will or will not be achieved; and

                           (xviii) Such other information respecting the condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries as any Lender, through its Agent, may from time to time reasonably request.

                  (i) Further Acts. At its reasonable cost and expense, upon request of any Lender (upon notice to the Agent), duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of such Lender to carry out more effectually the provisions and purposes of this Agreement.

                  (j)      Environmental Laws.

                           (i) Subject to the terms of Section 5.01(j)(ii), keep and maintain all real property owned or leased by it ("Real Property") in compliance in all material respects with all Environmental Laws (as defined below) except where failure to comply would not result in a Materially Adverse Effect and would not cause any Lender to incur liability as a result thereof.

                           (ii)Notwithstanding the foregoing, in the event that any investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature (the "Remedial Work") with respect to the Real Property is required to be performed by the Borrower under any applicable local, state or federal law or regulation, any judicial order, or by any governmental or nongovernmental entity or Person because of, or in connection with, the current or future presence, suspected presence, release or suspected release of a Hazardous Substance (as defined below) in or into the air, soil, ground-water, surface water or soil vapor at, on, about under or within the Real Property (or any portion thereof), the Borrower shall within thirty (30) days after written demand for performance thereof by the Agent (or such shorter period of time as may be required under any applicable law, regulation, order or agreement), commence and thereafter diligently prosecute to completion, all such Remedial Work in accordance with the requirements of applicable law. Notwithstanding the foregoing, provided that the Borrower shall deliver to the Agent a Phase I (and upon the Agent's reasonable request a Phase II) environmental audit reasonably satisfactory to Agent in all respects, and provided that Borrower shall deliver to Agent such legal opinions or other documentary evidence as Agent may reasonably require demonstrating that any consent delivered by Agent in the manner hereinafter set forth shall not result in the imposition or potential imposition of any liability upon Agent or any Lender, and provided further that Borrower shall maintain adequate reserves for compliance with all Environmental Laws, Agent shall not unreasonably withhold its consent to a contest by the Borrower (with the exercise of due diligence and appropriate proceedings) of any order or governmental requirement concerning Remedial Work rather than performing such Remedial Work. Such contest, if instituted, shall be instituted promptly after the Borrower obtains actual knowledge of an action, suit, proceeding, or governmental order or directive which asserts any obligation or liability affecting all or any portion of the Real Property relating to Hazardous Substances and requiring such Remedial Work and diligently prosecuted until a final resolution is obtained. Remedial Work shall be instituted promptly following an unsuccessful nonappealable completion of the contest and shall be diligently prosecuted until the Remedial Work is completed.

                           (iii) As used in this Section 5.01(j) (x)
         "Environmental Law" means any federal, state or local law, statute, ordinance, or regulation pertaining to health, industrial hygiene, or the environmental conditions on, under or about the Real Property, and
         (y) the term "Hazardous Substance" means those substances included within the definitions of "hazardous substances", "hazardous materials", "toxic substances", or "solid waste" under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended 42 U.S.C. = 9601 et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. = 6901 et seq. and the Hazardous Materials Transportation Act, 49 U.S.C. " 1801 et seq., and in the regulations promulgated pursuant to said laws, and such other substances, materials and wastes which are or become regulated under applicable local, state or federal law, or which are classified as hazardous or toxic under federal, state or local laws or regulations.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

                  SECTION 6.01. Negative Covenants. So long as the Loan shall remain unpaid the Borrower shall not without the Majority Lenders' prior written consent (or, in the case of Subsection 6.01(f), not without the prior written consent of all of the Lenders):

                  (a) Debt. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist any Debt, except (each of the following being referred to herein as "Permitted Indebtedness"):

                           (i) Debt of the Borrower under this Agreement, the Credit Agreement or the Notes;

                           (ii)Subordinated Indebtedness;

                           (iii) accounts payable to trade creditors for goods or services which are not more than 90 days past due and current operating liabilities (other than for borrowed money) which are not more than 90 days past due, in each case incurred in the ordinary course of business and paid within the specified time, unless contested in good faith and by appropriate proceedings;

                           (iv)Debt of the Borrower or any such Subsidiary secured by purchase money Liens or pursuant to Capital Leases, in each case as permitted by Section 6.01(c);

                           (v) Contingent liabilities which are unsecured (including, without limitation, obligations in respect of letters of credit) up to an aggregate amount not to exceed $3,000,000;

                           (vi)Debt set forth in Schedule 3 (including
                  subsequent borrowings thereunder up to the maximum facility amount set forth on Schedule 3), and renewals thereof (but not any increase thereof);

                           (vii) Intentionally omitted;

                           (viii)Debt owed by a Subsidiary to the Borrower or another Subsidiary or Debt owed by the
                  Borrower to a Subsidiary;

                           (ix)(x) Guaranties in favor of any Lender, guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (y) Guaranties set forth in Schedule 3 and (z) guaranties of Permitted Indebtedness and any replacements thereof.

                  (b)      Intentionally Omitted.

                  (c) Liens. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien on any real or personal, tangible or intangible, assets, except:

                           (i) Liens in Favor of the Lenders or the Agent; provided that if Liens are granted in favor of the Lenders, the Liens must be equal in scope to the Lenders.

                           (ii)Liens for taxes or assessments or other government charges or levies if not yet due and payable or if due and payable if they are being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained;

                           (iii) Liens imposed by law, such as mechanic's materialmen's, landlord's, warehousemen's and carrier's Liens, and other similar Liens, securing obligations incurred in the ordinary course of business which are not past due for more than 30 days, or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established;

                           (iv)Liens under workmen's compensation, unemployment insurance, social security or similar legislation;

                           (v) Liens, deposits or pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), leases (permitted under the terms of this Agreement), public or statutory obligations, surety, stay, appeal, indemnity, performance or other similar bonds, or other similar obligations arising in the ordinary course of business;

                           (vi)judgment and other similar Liens arising in connection with court proceedings; provided that the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings;

                           (vii) easements, rights-of-way, restrictions and other similar encumbrances which, in the aggregate, do not materially interfere with the occupation, use and enjoyment by the Borrower or any such Subsidiary of the property or assets encumbered thereby in the normal course of its business or materially impair the value of the property subject thereto;

                           (viii) Liens securing obligations of such a
                  Subsidiary to the Borrower or another such Subsidiary or obligations of the Borrower to any Subsidiary;

                           (ix) purchase money Liens on any property hereafter
                  acquired or the assumption of any Lien on property existing at the time of such acquisition, or a Lien incurred in connection with any conditional sale or other title retention agreement or a Capital Lease; provided that:

                                    a. any property subject to any of the
                           foregoing is acquired by the Borrower or any such Subsidiary in the ordinary course of its business and the Lien on any such property is created contemporaneously or within 180 days after such acquisition;

                                    b. the obligation secured by any Lien so
                           created, assumed or existing shall not exceed 100% of the lesser of cost or fair market value as of the time of acquisition of the property covered thereby to the Borrower or such Subsidiary acquiring the same;

                                    c. each such Lien shall attach only to the
                           property so acquired and fixed improvements thereon;

                                    d. the Debt secured by all such Liens shall
                           not exceed $7,500,000.00 at any time outstanding in the aggregate;

                                    e. the obligations secured by such Lien are
                           permitted by the provisions of Section 6.01(a) and the related expenditure is permitted under Section 7.06.

                           (x) Liens set forth on Schedule 4 hereto, and
                  renewals thereof, provided that no additional assets or property are encumbered as a result of any such renewal;

                           (xi) Intentionally omitted;

                           (xii) Intentionally omitted;

                           (xiii) Licenses and similar rights to use technology,
                  patents and trademarks granted by the Borrower to customers in the ordinary course of business, and not for the purpose of securing any obligation; and

                           (xiv) For those exceptions shown in any title
                  insurance policy insuring the Lien granted to a Lender or the Agent covering real property located in Chestnut Ridge, New York.

                  (d) Leases. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any obligation as lessee for the rental or hire of any real or personal property, except: (a) leases existing on the date of this Agreement and any extensions or renewals thereof; (b) leases (other than Capital Leases) which do not in the aggregate require the Borrower and its Subsidiaries on a consolidated basis to make payments (including taxes, insurance, maintenance and similar expense which the Borrower or any Subsidiary is required to pay under the terms of any lease) in any Fiscal Year of the Borrower in excess of $7,500,000.00; and (c) Capital Leases permitted by Section 6.01(c).

                  (e) Investments. Make, or permit any of its Subsidiaries to make, any loan or advance to any Person or purchase or otherwise acquire, or permit any such Subsidiary to purchase or otherwise acquire, any capital stock, assets, obligations or other securities of, make any capital contribution to, or otherwise invest in, or acquire any interest in, any Person, in excess of $750,000.00 in the aggregate at any time outstanding, except: (a) direct obligations of the United States of America or any agency thereof with maturities of one year or less from the date of acquisition; (b) commercial paper of a domestic issuer rated at least "A-1" by Standard & Poor's Corporation or "P-1" by Moody's Investors Service, Inc.; (c) certificates of deposit with maturities of one year or less from the date of acquisition issued by any commercial bank operating within the United States of America having capital and surplus in excess of $100,000,000.00; (d) for stock, obligations or securities received in settlement of debts (created in the ordinary course of business) owing to the Borrower or any such Subsidiary; (e) investments set forth on
Schedule 5, and any renewal thereof (but not any increase thereof); (f) investments permitted pursuant to Section 6.01(j) or; (g) investments by the Borrower in any Subsidiary, including, without limitation, a newly formed Subsidiary, investments by any Subsidiary in the Borrower, or investments by any Subsidiary in another Subsidiary.

                  (f) Restricted Payments. Make any Restricted Payment.

                  (g) Sale of Assets. Sell, lease, assign, transfer or otherwise dispose of, or permit any of its Subsidiaries to sell, lease, assign, transfer or otherwise dispose of, substantially all (meaning 25% in value or greater at the time of such sale, lease, assignment, transfer or other disposition) of its now owned or hereafter acquired material assets (including, without limitation, shares of stock and indebtedness of such Subsidiaries, receivables and leasehold interests); except: (i) for inventory disposed of in the ordinary course of business; (ii) the sale or other disposition of assets no longer used or useful in the conduct of its business; (iii) the sale, lease, assignment or transfer of assets by any such Subsidiary to the Borrower or to another Subsidiary and the sale, lease, assignment or transfer of assets by Borrower to any Subsidiary;
(iv) sales of equipment immediately made subject to a Capital Lease permitted by
Section 6.01(c); and (v) grants to customers, which are not for the purpose of securing any obligation, of licenses and similar rights to use technology, patents or trademarks in the ordinary course of business.

                  (h) Intentionally Omitted.

                  (i) Transactions with Affiliates. Enter into any transaction, including, without limitation, the purchase, sale or exchange of property or the rendering of any service, with any Affiliate or permit any of its Subsidiaries to enter into any transaction, including, without limitation, the purchase, sale or exchange of property or the rendering of any service, with any Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of the Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than would obtain in a comparable arm's length transaction with a Person not an Affiliate, and except for arrangements set forth on Schedule 6, and except for payment of management fees to stockholders of Borrower not to exceed in the aggregate $150,000 per Fiscal Year, and except as permitted pursuant to the terms of Subsections 6.01(e), (f), (g), and (j) and except for transactions between the Borrower and one or more of its Subsidiaries or between one or more of the Borrower's Subsidiaries.

                  (j) Mergers, Acquisitions, Etc. Except as permitted pursuant to Section 6.01(g) merge (except for mergers of a Subsidiary into the Borrower or another Subsidiary) or consolidate with, or acquire all or substantially all of the assets or the business of any Person (or enter into any agreement to do any of the foregoing), or permit any of its Subsidiaries to do so, or make any Acquisition except that, provided that no Event of Default is continuing, the Borrower may make any Acquisition of an entity engaged in a line of business of the same general type as conducted by the Borrower on the date of this Agreement provided that, (1) no Acquisition may be made for a purchase price or consideration in excess of 15% of Consolidated Total Assets at the time of such Acquisition, and (2) not more than $7,500,000 of Advances outstanding under the Credit Agreement and outstanding principal of Loans in the aggregate outstanding at any time shall be permitted for the purpose of financing any Acquisition or to refinance the cost thereof.

                                   ARTICLE VII

                               FINANCIAL COVENANTS

         So long as either Note shall remain unpaid:

         SECTION 7.01. Current Ratio. For the period between January 1, 1999 and December 31, 2000, the Borrower and its Consolidated Subsidiaries shall maintain, at all times, on a consolidated basis, a Current Ratio of not less than 1.25:1.0, to be measured at the end of each fiscal quarter. For the period commencing January 1, 2001, up to and including the Maturity Date, the Borrower and its Consolidated Subsidiaries shall maintain, at all times, on a consolidated basis, a Current Ratio of not less than 1.50:1.0, to be measured at the end of each fiscal quarter. For purposes of calculating the Current Ratio, outstanding Advances (as defined under the Credit Agreement) and the outstanding principal under the Loans shall be included in the definition of Current Liabilities.

         SECTION 7.02. Intentionally omitted.

         SECTION 7.03. Intentionally omitted.

         SECTION 7.04. Fixed Charge Coverage Ratio. The Borrower and its Consolidated Subsidiaries shall maintain on a consolidated basis, at all times, a Fixed Charge Coverage Ratio of not less than 3.00:1.00. For the purpose of calculating Fixed Charge Coverage Ratio, the Fixed Charge Coverage Ratio for the fiscal quarter ending March 31, 2000 shall consist of the cumulative of the quarter ending December 31, 1999 and the quarter ending March 31, 2000; and the Fixed Charge Coverage Ratio for the fiscal quarter ending June 30, 2000 shall consist of the cumulative of the quarter ending December 31, 1999, the quarter ending March 31, 2000 and the quarter ending June 30, 2000. After the quarter ending June 30, 2000, the Fixed Charge Coverage Ratio for each fiscal quarter shall be measured at the end of such fiscal quarter on the basis of the period of the four consecutive quarters then ended.

         SECTION 7.05. Leverage Ratio. The Borrower and its Consolidated Subsidiaries shall maintain on a consolidated basis, a Leverage Ratio, to be measured at the end of each fiscal quarter, not to exceed: a) 1.5:1.0 for the quarters terminating March 31, 1999 and June 30, 1999; b) 1.25:1.0 for the quarters terminating September 30, 1999, December 31, 1999, March 30, 2000 and June 30, 2000; c) 1.10:1.0 for the quarter terminating September 30, 2000; and
d) 1.0:1.0 for the quarters terminating December 31, 2000 and thereafter.

         SECTION 7.06. Capital Expenditures. The Borrower and its Consolidated Subsidiaries, on a consolidated basis, shall not incur Capital Expenditures in excess of $10,000,000 during any Fiscal Year.

         SECTION 7.07. No Net Loss. The Borrower and its Consolidated Subsidiaries shall not incur a net loss on a consolidated basis for any Fiscal Year. Notwithstanding the foregoing, for the fiscal year ending June 30, 1999 only, the Borrower and its Consolidated Subsidiaries may incur a net loss after taxes, which shall not exceed $4,000,000.00.

         SECTION 7.08. Minimum EBITDA Requirement. (a) The Borrower and its Consolidated Subsidiaries shall maintain on a consolidated basis, EBITDA (as defined below in this Section 7.08(a)), to be measured at the end of each fiscal quarter, of not less than (i) $9,200,000.00 for the quarter ending June 30, 2000; (ii) $3,500,000.00 for the quarter ending September 30, 2000; (iii) $8,600,000.00 for the quarter ending December 31, 2000; (iv) $13,800,000.00 for the quarter ending March 31, 2001; (v) $19,500,000.00 for the quarter ending June 30, 2001; (vi) $3,850,000.00 for the quarter ending September 30, 2001; and
(vii) $9,600,000.00 for the quarter ending December 31, 2001. For purpose of this Section 7.08(a), AEBITDA" shall mean earnings before interest, taxes, depreciation, and amortization as determined in accordance with GAAP; provided, however, the gain on the sale of Iwatsu Electric Company stock shall be excluded from the earnings component of the definition of EBITDA. For the purpose of calculating EBITDA in this Section 7.08(a), EBITDA for a fiscal quarter ending September 30 in any year, shall consist solely of the one quarter then ended; EBITDA for a fiscal quarter ending December 31 in any year, shall consist of the cumulative of the preceding quarter ending September 30 and the preceding quarter ending December 31; EBITDA for a fiscal quarter ending March 31 in any year, shall consist of the cumulative of the preceding quarter ending September 30, the preceding quarter ending December 31, and the preceding quarter ending March 31; and EBITDA for a fiscal quarter ending June 30 in any year, shall consist of the cumulative of the preceding quarter ending September 30, the preceding quarter ending December 31, the preceding quarter ending March 31, and the preceding quarter ending June 30.

         (b) The Borrower and its Consolidated Subsidiaries shall maintain, on a consolidated basis, EBITDA (as defined below in this Section 7.08(b)), to be measured at the end of each fiscal quarter, of not less than (i)$4,000,000.00 for the quarter ending June 30, 2000; (ii) $3,500,000.00 for the quarter ending September 30, 2000; (iii) $3,950,000.00 for the quarter ending December 31, 2000; (iv) $4,200,000.00 for the quarter ending March 31, 2001; (v)
$4,600,000.00 for the quarter ending June 30, 2001; (vi) $3,850,000.00 for the quarter ending September 30, 2001; and (vii) $4,400,000.00 for the quarter ending December 31, 2001. For purposes of this Section 7.08(b), AEBITDA" shall mean earnings before interest, taxes, depreciation, and amortization as determined in accordance with GAAP; provided, however, the gain on the sale of Iwatsu Electric Company stock shall be excluded from the earnings component of the definition of EBITDA. For the purposes of calculating EBITDA in this Section 7.08(b), EBITDA shall consist solely of the quarter then ended.

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

         SECTION 8.01. Events of Default. If any of the following events (each, an "Event of Default") shall occur and be continuing:

         (a) The Borrower shall: (i) fail to pay the principal of any Note or any Note (as defined in the Credit Agreement) or in any Other Document (as defined in the Credit Agreement or in any Additional Collateral Document (as defined in Credit Agreement) as and when due and payable; (ii) fail for five Business Days after notice to pay interest on any Note or any Note (as defined in the Credit Agreement) or pay any fee or other amount due hereunder as and when due and payable; or (iii) fail to pay interest on any Note for Note (as defined in the Credit Agreement) or pay any fee or other amount due hereunder as and when due and payable more than two times during any period of twelve consecutive months;

         (b) (i) Any material representation or warranty made or deemed made by the Borrower in this Agreement, the Credit Agreement or in any other Loan Document (as defined this Agreement or the Credit Agreement) or in any Other Document (as defined in this Credit Agreement) or in any Additional Collateral Document (as defined in the in Credit Agreement) or which is contained in any certificate, document, opinion, financial or other statement furnished at any time under or in connection with any Loan Document (as defined in this Agreement or the Credit Agreement) shall prove to have been incorrect in any material respect on or as of the date made or deemed made or (ii) an Event of Default under the Credit Agreement exists and is continuing;

         (c) The Borrower shall: (i) fail to perform or observe any term, covenant or agreement contained in Articles VI or VII of this Agreement or the Credit Agreement; or (ii) fail to perform or observe any term, covenant or agreement on its part to be performed or observed (other than the obligations specifically referred to elsewhere in this Section 8.01 of this Agreement or the Credit Agreement) in any Loan Document (as defined in this Agreement or the Credit Agreement), any Other Document (as defined in the Credit Agreement) or any Additional Collateral Document (as defined in the Credit Agreement) and such failure shall continue for 30 consecutive days after notice from the Agent;

         (d) The Borrower or any of its Subsidiaries shall: (i) fail to pay any Debt in excess of $500,000 (other than the payment of Obligations described in Section 8.01(a) above), of the Borrower or such Subsidiary, as the case may be, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise); (ii) fail to perform or observe any term, covenant or condition on its part to be performed or observed under any agreement or instrument relating to any Debt in excess of $500,000 (other than the payment of Obligations described in Section 8.01(a) above), when required to be performed or observed, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration at such time of the maturity of such Debt, unless such failure to perform or observe shall be permanently waived in writing by the holder of such Debt; or (iii) have any Debt in excess of $500,000 (other than the payment of Obligations described in Section 8.01(a) above) be declared due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment or, in the case of Permitted Indebtedness other than Subordinated Indebtedness any prepayment which is or becomes required by the terms thereof other than due to a default thereunder), prior to the stated maturity thereof in whole;

         (e) The Borrower or any of its Subsidiaries: (i) shall generally not, or be unable to, or shall admit in writing its inability to, pay its debts as such debts become due as such term is construed from time to time in accordance with applicable bankruptcy law; or (ii) shall make an assignment for the benefit of creditors, petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for it or a substantial part of its assets; or
(iii) shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (iv) shall have had any such petition or application filed or any such proceeding shall have been commenced, against it, in which such an appointment is made or order for relief is entered, or which petition, application or proceeding remains undismissed for a period of 60 days or more; or (v) by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application or proceeding or order for relief or the appointment of a custodian, receiver or trustee for all or any substantial part of its property; or (vi) shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of 60 days or more;

         (f) One or more judgments, decrees or orders for the payment of money in excess of $500,000.00 in the aggregate shall be rendered against the Borrower or any of its Subsidiaries and such judgments, decrees or orders shall continue unsatisfied and in effect for a period of 60 consecutive days without being vacated, discharged, satisfied or stayed or bonded pending appeal; or

         (g) Any of the following events shall occur or exist with respect to the Borrower or any ERISA Affiliate: (i) any Prohibited Transaction involving any Plan; (ii) any ERISA Event shall occur with respect to any Plan; (iii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; (iv) any event or circumstance exists which would constitute grounds entitling the PBGC to institute proceedings under
Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan, or the institution by the PBGC of any such proceedings; (v) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency, or termination of any Multiemployer Plan; and in each case above, such event or condition, together with all other events or conditions, if any, could in the reasonable opinion of the Agent subject the Borrower to any tax, penalty, or other liability to a Plan, Multiemployer Plan, the PBGC, or otherwise (or any combination thereof) which in the aggregate exceed or may exceed $500,000.00;

Then, and in any such event, the Agent shall at the request, or may with the consent, of Lenders owed at least 75% (or 100% if at such time there are two and only two Lenders) of the aggregate unpaid principal amount of the Loans then outstanding by notice to the Borrower, declare the Loans then outstanding, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Loans then outstanding, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that in the event of an Event of Default under Section 8.01(e), the Notes, all such interest and such amounts due thereunder shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

                                   ARTICLE IX

                                    THE AGENT

                  SECTION 9.01. Authorization and Action. Each Lender hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement or collection of the Debt resulting from the Loans), the Agent shall not be required to exercise any discretion to take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Lenders, and such instructions shall be binding upon all Lenders; provided, however, that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or applicable law. The Agent agrees to give to each Lender prompt notice of each notice given to it by the borrower pursuant to the terms of this Agreement.

                  SECTION 9.02. Agent's Reliance, Etc. Neither the Agent nor any of its directors, officers, agents or employees shall be liable to any Lender for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agent:
(i) may treat the Lender that made the Loan as the holder of the Debt resulting therefrom until the Agent receives and accepts an Assignment and Acceptance entered into by such Lender, as assignor, and an Eligible Assignee, as assignee, as provided in Section 10.08; (ii) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Borrower or to inspect the property (including the books and records) of the Borrower; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and (vi) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

                  SECTION 9.03. Chase and Affiliates. With respect to the Loan made by Chase or any of its affiliates, Chase and each such affiliate shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent or an affiliate thereof; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include Chase and each such affiliate in its individual capacity. Chase and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower, any of its subsidiaries and any Person who may do business with or own securities of the Borrower or any such subsidiary, all as if Chase were not the Agent and without any duty to account therefor to the Lenders.

                  SECTION 9.04. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on the financial statements referred to in Section 4.01(e) and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

                  SECTION 9.05. Indemnification. The Lenders agree to indemnify the Agent (to the extent not reimbursed by the Borrower), ratably according to the respective aggregate principal amount of the Loans then owing to each of them, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements or any kind of nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any action taken or omitted by the Agent under this agreement, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that the Agent is not reimbursed for such expenses by the Borrower.

                  SECTION 9.06. Successor Agent. The Agent may resign at any time by giving thirty (30) days prior written notice thereof to the Lenders and the Borrower. Upon any such resignation, the Majority Lenders shall have the right to appoint a successor Agent. Such successor Agent shall be reasonably acceptable to the Borrower. If no successor Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within fifteen
(15) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a financial institution having a senior debt rating of not less than A or its implied equivalent by Standard & Poor's Corporation. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder, except for accrued obligations to the extent not assumed by the successor Agent. After any retiring Agent's resignation, the provisions of this Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

                                    ARTICLE X

                                  MISCELLANEOUS

                  SECTION 10.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Borrower and the Majority Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all the Lenders, do any of the following:
(a) waive any of the conditions specified in Section 3.01 or 3.02, (b) subject the Lenders to any additional obligations, (c) reduce the principal of, or interest on, the Loans or any fees or other amounts payable hereunder, (d) postpone any date fixed for any payment of principal of, or interest on, the Loans or any fees or other amounts payable hereunder, (e) change the aggregate unpaid principal amount of the Loans, or the number of Lenders, which shall be required for the Lenders or any of them to take any action hereunder, (f) amend this Section 10.01, (g) reduce any rate of accrual of interest or the amount of any accrued interest, (h) increase the aggregate of all Lenders' Commitments beyond $6,000,000, (i) change the definition of the term "Majority Lenders" or
(j) modify or delete any term or provision of this Agreement which term or provision provides for the vote or consent of all the Lenders; and provided, further, that no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Agent under this Agreement.

                  SECTION 10.02. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including facsimile transmission) and mailed, sent by facsimile transmission or delivered, if to the Borrower, at its address at 700 Chestnut Ridge Road, Chestnut Ridge, New York 10977, (or at facsimile number (914) 425-8967) Attention: Chief Financial Officer; if to any Lender originally a party hereto, at its Domestic Lending Office specified opposite its name on Schedule 1 hereto; if to any other Lender, at its Domestic Lending Office specified in the Assignment and Acceptance pursuant to which it became a Lender; and if to the Agent, at its address at 400 Rella Boulevard, Suffern, New York 10901, (or at facsimile number (914) 368-2366) Attention: Mr. C. William Cosgrove; or, as to the Borrower or the Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Agent. All such notices and communications shall, when mailed, or sent by facsimile transmission, be effective on the third Business Day after deposited in the mails, or on receipt of a written confirmation of a completed facsimile transmission, respectively, except that notices and communications to the Agent pursuant to Article II or V shall not be effective until received by the Agent and notices to the Borrower shall not be effective unless actually received by the Borrower in complete, legible form, provided that a signed return receipt delivered by the U.S. Postal Service or a signed receipt obtained by an overnight courier of national standing shall constitute presumptive evidence of such receipt.

                  SECTION 10.03. No Waiver, Remedies. No failure on the part of any Lender or the Agent (or, except as expressly provided to the contrary herein, the Borrower) to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  SECTION 10.04. Costs, Expenses and Taxes. (a) The Borrower agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution, delivery, administration, modification and amendment of this Agreement and the other documents to be delivered hereunder (except that the Borrower shall not pay the costs of Lenders other than Agent with respect to their review, negotiation or execution of this Agreement and any amendments hereto except as set forth below), including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities under this Agreement. The Borrower further agrees to pay on demand all reasonable costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses) of the Lenders, in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement and the other documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 10.04(a) and the reasonable costs of documentation prepared in connection with the administration, "workout", or modification of this Agreement during the continuance of an Event of Default.

                  (b) Intentionally Omitted.

                  (c) The Borrower agrees to indemnify and hold harmless the Agent and each Lender and their directors, officers, employees and agents (each, an "Indemnified Party") from and against any and all losses, claims, damages, liabilities and reasonable costs and expenses incurred by the Indemnified Party, including, without limitation, reasonable attorneys fees, arising out of claims made by any Person in any way relating to the transactions contemplated hereby, but excluding therefrom all costs, expenses, losses, claims, damages and liabilities arising out of or resulting from the gross negligence or willful misconduct of an Indemnified Party.

                  SECTION 10.05. Right of Set-off. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 8.01 to authorize the Agent to declare the Loan due and payable pursuant to the provisions of
Section 8.01, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such lender to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement, whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. Each Lender agrees promptly to notify the Borrower after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have.

                  SECTION 10.06. Intentionally Omitted.

                  SECTION 10.07. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower and the Agent and when the Agent shall have been notified by each Lender that such Lender has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, the Agent and each Lender and their respective permitted successors and assigns (but not, except as expressly provided to the contrary herein, to the benefit of any third party beneficiary), except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders.

                  SECTION 10.08. Assignments and Participation. (a) Upon the prior consent of the Borrower, such consent not to be unreasonably withheld or delayed (it being understood that, without limitation, withholding of such consent to be deemed reasonable if such assignment is to a Non-U.S. Lender and would subject Borrower to any United States Federal withholding tax as a result thereof or if such assignment would, at the time thereof, cause additional expense to Borrower under Sections 2.10(a) or 2.10(b)), each Lender may assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of the Loans owing to it and the Note or Notes held by it); provided, however, that (i) each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Lender's rights and obligations under this Agreement, (ii) the amount of the Loan of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $1,000,000, (iii) each such assignment shall be to an Eligible Assignee, (iv) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment and a processing and recordation fee of $2,500, (v) no Assignment and Acceptance shall result in any increased cost to Borrower and (vi) the Agent shall, after giving effect to each Assignment and Acceptance, be owed not less than 50% of the aggregate unpaid principal amounts of the Loans then outstanding. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least 10 Business Days after the execution thereof, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its further obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                  (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in section 4.01(e) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by its as a Lender.

                  (c) The Agent shall maintain at its address referred to in
Section 10.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders, and principal amount of the Loan owing to, each Lender from time to time (the "Register"). The entries in the Register shall effect a rebuttable presumption as to the accuracy thereof, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (d) Subject to the other terms of this Section 10.08, upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, consented to by the Borrower to the extent required by Section 10.08(a), together with any Note or Notes subject to such assignment, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit A hereto, (i) accept such Assignment and Acceptance, and (ii) record the information contained therein in the Register. Within five Business Days after the Borrower has consented to the Assignment and Acceptance, the Borrower, at its own expense, shall execute and deliver to the Agent in exchange for the surrendered Note or Notes a new Note to the order of such Eligible Assignee in an amount equal to the portion of the Loan assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a portion of the Loan, a new Note to the order of the assigning Lender in an amount equal to the portion of the Loan retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit C hereto.

                  (e) Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Loan owing to it); provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,
(iii) the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and (iv) the sale of such participation shall not result in any increased cost to Borrower.

                  (f) Subject to Section 10.17, any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 10.08, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree, for the benefit of the Borrower, to preserve the confidentiality of any confidential information relating to the Borrower received by it from such Lender, on the terms set forth in Section 10.17.

                  (g) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Loan owing to it and the Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

                  SECTION 10.09. Consent to Jurisdiction. (a) The Borrower hereby irrevocably submits to the jurisdiction of any New York State or Federal court sitting in New York City and any appellate court from any thereof in any action or proceeding arising out of or relating to this Agreement, and the Borrower hereby irrevocably agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or in such Federal court. The Borrower hereby irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of any such action or proceeding. The Borrower irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the Borrower at its address specified in
Section 10.02. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive, subject to all applicable rights of appeal, and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                  (b) Nothing in this Section 10.09 shall affect the right of the Agent or any Lender to serve legal process in any other manner permitted by law or affect the right of the Agent or any Lender to bring any action or proceeding against the Borrower or its property in the courts of any other jurisdictions including the Federal and State courts sitting in the State of New York.

                  SECTION 10.10. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  SECTION 10.11. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  SECTION 10.12. Captions. The captions and headings of the various sections and subsections of this Agreement are provided for convenience only and shall not be construed to modify the meaning of such sections or subsections.

                  SECTION 10.13. WAIVER OF JURY TRIAL. EACH LENDER, THE AGENT AND THE BORROWER AGREE THAT NONE OF THEM NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION BASED UPON, OR ARISING OUT OF, THIS AGREEMENT, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR
(B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE LENDERS, THE AGENT AND THE BORROWER, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE LENDERS, THE AGENT NOR THE BORROWER HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

                  SECTION 10.14. Intentionally Omitted.

                  SECTION 10.15. Intentionally Omitted.

                  SECTION 10.16. Intentionally Omitted.

                  SECTION 10.17. Confidentiality. Neither the Agent nor any Lender shall disclose any Confidential Information to any Person without the consent of the Borrower, other than (a) to the Agent's or such Lender's Affiliates and their officers, directors, employees, agents and advisors and to actual or prospective Eligible Assignees and participants, and then only on a confidential basis as provided in Section 10.08(f), (b) as required by any law, governmental rule or regulation or judicial process and (c) as requested or required by any state, federal or foreign authority or examiner regulating banks or banking.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                           LECROY CORPORATION

                           By: /s/
                              -----------------------------------
                              Name:  Raymond Kunzmann
                              Title: Vice President - Finance


                           THE CHASE MANHATTAN BANK, as Agent and
                           Lender

                           By: /s/
                              -----------------------------------
                              Name:  C. William Cosgrove
                              Title: Vice President


                           FLEET NATIONAL BANK, as Lender

                           By: /s/
                              -----------------------------------
                              Name:  Andrew H. Harris

                           Title:
                                 --------------------------------
                                          Vice President

EXHIBIT A

                            ASSIGNMENT AND ACCEPTANCE

                           Dated ______________, 20___

         Reference is made to the Term Loan Agreement dated as of _____________, 20__ (the "Agreement") among LECROY CORPORATION, a Delaware corporation (the "Borrower"), the Lenders (as defined in the Term Loan Agreement) and _________________, as Agent for the Lenders (the "Agent"). Terms defined in the Agreement are used herein with the same meaning.

         ________________________ (the "Assignor") and ___________________ (the
"Assignee") agree as follows:

1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, the interest specified on Schedule 1 hereto in and to all of the Assignor's rights and obligations under the Agreement as of the date hereof which represents the percentage interest specified on Schedule 1 of all outstanding rights and obligations under the Agreement, including, without limitation, such interest in the Assignor's Loan owing to the Assignor, and the Note held by the Assignor. After giving effect to such sale and assignment, the amount of Loan owing to the Assignee will be as set forth in Section 2 of Schedule 1.

2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Agreement or any other instrument or document furnished pursuant thereto; and (iv) attaches the Note referred to in paragraph 1 above and requests that the Agent exchange such Note for a new Note payable to the order of the Assignee in an amount equal to the portion of the Loan assumed by the Assignee pursuant hereto or new Notes payable to the order of the Assignee in an amount equal to the portion of the Loan assumed by the Assignee pursuant hereto and the Assignor in an amount equal to the portion of the Loan retained by the Assignor under the Agreement, respectively, as specified on Schedule 1 hereto.

3. Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, it will be delivered to the Agent for acceptance by the Agent. The effective date of this Assignment and Acceptance shall be the date of acceptance thereof by the Agent, unless otherwise specified on Schedule 1 hereto (the "Effective Date").

4. Upon such acceptance by the Agent, as of the Effective Date, (i) the Assignee shall, in addition to the rights and obligations under the Agreement held by it immediately prior to the Effective Date, have the rights and obligations under the Agreement that have been assigned to it pursuant to this Assignment and Acceptance and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its right and be released from its obligations under the Agreement.

5. Upon such acceptance by the Agent, from and after the Effective Date, the Agent shall make all payments under the Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Agreement and the Notes for periods prior to the Effective Date directly between themselves.

6. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution being made on
Schedule 1 hereto.

                                             [ASSIGNEE]

                                             By:
                                                 ----------------------------
                                             Name:
                                                   --------------------------
                                             Title:
                                                   --------------------------

                                             [ASSIGNEE]

                                             By:
                                                -----------------------------
                                             Name:
                                                   --------------------------
                                             Title:
                                                   --------------------------

                                    EXHIBIT B
                             COMPLIANCE CERTIFICATE       EXHIBIT B, PAGE 1 OF 2
                          FOR THE FISCAL PERIOD ENDING

                           [_________] [__], 200[___]

                                             Q                     Q                     Q                    Q

                                    __, ___     Rolling    __, ___   Rolling    __, ___    Rolling    __, ___   Rolling
CASH FLOWS
Operating Profit (PBT)              $          $          $          $          $          $          $          $
Depreciation
Foreign Exchange
Capital Expenditures
Additions to ERP Project
                                    --------   --------   --------   --------   --------   --------   --------   --------
TOTAL CASH FLOWS                    $          $          $          $          $          $          $          $
                                    ========   ========   ========   ========   ========   ========   ========   ========
FIXED CHARGES
Interest Expense                    $          $          $          $          $          $          $          $
                                    ========   ========   ========   ========   ========   ========   ========   ========
TANGIBLE NET WORTH
Total Assets                        $          $          $          $          $          $          $          $
Less Patents and Trademarks
Less Manufacturing & Distribution
Less Goodwill and Technology
Less Consolidated Liabilities
                                    --------   --------   --------   --------   --------   --------   --------   --------
TANGIBLE NET WORTH                  $          $          $          $          $          $          $          $
                                    ========   ========   ========   ========   ========   ========   ========   ========
EBITDA                              $          $          $          $          $          $          $          $
                                    ========   ========   ========   ========   ========   ========   ========   ========

                             COMPLIANCE CERTIFICATE       EXHIBIT B, PAGE 2 OF 2

                          FOR THE FISCAL PERIOD ENDING

                           [_________] [__], 200[___]

                                                            Q
                                                          -----
SECTION 7.01
                                                      Current Assets
                                                      --------------
Current Liabilities (As defined)
Calculated Ratio
Bank Covenant
Compliance

SECTION 7.04 - FIXED CHARGE COVERAGE RATIO
                                                      Cash Flows
                                                      ----------
Fixed Charges
Calculated Ratio
Bank Covenant
Compliance

SECTION 7.05 - LEVERAGE RATIO
                                                      Consolidated Liabilities
                                                      ------------------------
Consolidated Tangible Net Worth
Calculated Ratio
Bank Covenant
Compliance

SECTION 7.06 - CAPITAL EXPENDITURES
Capital Expenditures FY  (Estimate)
Bank Covenant (Limit)
Compliance

SECTION 7.07 - NET LOSS
Net Income FY
Bank Covenant (Minimum)
Compliance

INDIVIDUAL QUARTERLY EBITDA  W/O IWATSU
Calculated
Bank Covenant
Compliance

CUMULATIVE EBITDA W/O IWATSU
Calculated
Bank Covenant
Compliance

I, __________________________, the __________________ of LECROY CORPORATION
hereby certify that the information contained herein is true and correct and no Default has occurred and is continuing on the date hereof.

Date: _________  __, 200_

                                    EXHIBIT C

                               SEE ATTACHED NOTES

                                    EXHIBIT D

                 SEE ATTACHED FORM OF OPINION LETTER OF COUNSEL

                                   SCHEDULE 1

                               LECROY CORPORATION

Term Loan Agreement dated as of May 12, 2000 among LeCroy Corporation, as Borrower, and the Lenders named therein, as Lenders, and The Chase Manhattan Bank, as Agent


           Name of Lender                       Domestic Lending Office
           --------------                       -----------------------
The Chase Manhattan Bank                      400 Rella Boulevard
                                              Suffern, New York 10901
                                              Phone: (914) 368-2272
                                              Fax: (914) 368-2366
                                              Attention: C. William Cosgrove

Fleet National Bank                           One Landmark Square,
                                              2nd Floor, Mail Stop CT FD KO2A
                                              Stamford, Connecticut  06901
                                              Phone: (203) 964-4829
                                              Fax: (203) 964-4850
                                              Attention:  Andrew H. Harris

                                   SCHEDULE 2

                               LeCroy Corporation

                                   Litigation

                                      None

                                   SCHEDULE 3

                               LECROY CORPORATION

                          Existing Debt and Guaranties

                                                             $000                             $000
                                            $000       Guaranty (by LeCroy                Local Currency
       Name/Address of Entity            Credit Line      Corporation)        Currency     Credit Line      Lending Institution
       ----------------------            -----------      ------------        --------     -----------      -------------------

LeCroy Japan Corporation, K.K.               921              921               JPY          100,000       Dai-ichi Kanngyo Bank
16-3, 3-Chrome, Tarumicho, Suite City        461              461               JPY           50,000       Mitsubishi Bank
Osaka, 564, Japan                          -----            -----                            -------
                                           1,382            1,382                            150,000
                                           =====            =====                            =======
LeCroy, S.R.L.
325 Via Concesto
Roma, 00188, Italy                            92              92                LIT          200,000      Cassa di Risparimo
                                                                                                          di Venezia
Totals                                     1,474           1,474
                                           =====           =====

                                    SCHEDULE 4

                               LeCroy Corporation

                                 Existing Liens

              Secured       Jurisdiction    File Number   Date Filed    Collateral   Comments
              -------       ------------    -----------   ----------    ----------   --------
             ----------     ------------    -----------   ----------    ----------   --------
             ----------     ------------    -----------   ----------    ----------   --------
             ----------     ------------    -----------   ----------    ----------   --------
             ----------     ------------    -----------   ----------    ----------   --------
             ----------     ------------    -----------   ----------    ----------   --------
             ----------     ------------    -----------   ----------    ----------   --------
             ----------     ------------    -----------   ----------    ----------   --------

                                   SCHEDULE 5

                               LECROY CORPORATION

                                   Investments

Iwatsu Electric Co. - 1,000,000 shares - original cost - 235,379,347 yen - owned by LeCroy S.A.

                                   SCHEDULE 6

                               LECROY CORPORATION

                          Transactions with Affiliates

                                      None

                                   SCHEDULE 7

                               LECROY CORPORATION

                     Schedule of Subsidiaries and Ownership

                                   SCHEDULE 8

                              Intentionally Omitted

                                   SCHEDULE 9

                                   Commitments

                       Commitments totaling $6,000,000.00


              Lenders                                 Commitment
              -------                                 ----------

      THE CHASE MANHATTAN BANK                     $4,020,000.00

      FLEET NATIONAL BANK, N.A.                     1,980,000.00
                                                    ------------
              TOTAL                                $6,000,000.00

                                                                   EXHIBIT 10.29


                     FIRST AMENDMENT TO TERM LOAN AGREEMENT

         THIS FIRST AMENDMENT (the "First Amendment") is made as of the 18th day of May, 2000 by and among LECROY CORPORATION (the "Borrower"), a corporation organized and existing under the laws of the State of Delaware, THE CHASE MANHATTAN BANK ("Chase"), a New York banking corporation, as agent (the "Agent") for the Lenders (defined below) under the Term Loan Agreement (defined below) and as a Lender thereunder and FLEET NATIONAL BANK, a national banking association ("Fleet"), as a Lender under the Term Loan Agreement.

                              W I T N E S S E T H :

         WHEREAS, the Borrower, Chase and Fleet (Chase and Fleet, collectively, the "Lenders" and each individually, a "Lender") and the Agent are parties to a certain Term Loan Agreement dated as of May 12, 2000 (the "Term Loan Agreement");

         WHEREAS, pursuant to the Term Loan Agreement the Lenders made an aggregate term loan (the "Loan") in the principal amount of SIX MILLION AND 00/100 DOLLARS ($6,000,000) with Chase making a term loan, as a Lender, in the amount of FOUR MILLION TWENTY THOUSAND AND 00/100 DOLLARS ($4,020,000) and Fleet making a term loan in the amount of ONE MILLION NINE HUNDRED EIGHTY THOUSAND AND 00/100 DOLLARS ($1,980,000);

         WHEREAS, the Loan is secured by a first mortgage lien on Borrower's property in Chestnut Ridge, New York in the aggregate principal amount of $6,000,000 pursuant to a mortgage and security agreement executed by Borrower in favor of the Agent for the benefit of the Lenders; and

         WHEREAS, the Agent, the Lenders and Borrower desire to amend certain terms and provisions of the Term Loan Agreement.

         NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, receipt of which is hereby acknowledged and upon the execution and delivery of this First Amendment by each party hereto and the satisfaction of the conditions set forth in Paragraph 4 below, the Borrower, Chase, as Agent and Lender, and Fleet agree as follows:

         1. Capitalized Terms. All capitalized terms used in this First Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Term Loan Agreement.

         2. Amendment. (a) Section 5.01(h)(xvi)of the Term Loan Agreement is deleted in its entirety and the following new Section 5.01(h) (xvi) is inserted in lieu thereof:

         "(xvi) on the last Business Day of each week, verbal status updates acceptable to the Lenders and Agent from the chief financial officer of the Borrower or other officer reasonably acceptable to the Agent and Lenders regarding Borrower's LAN division section of its business;"

         (b) Section 5.01(h)(xviii) of the Term Loan Agreement is deleted in its entirety and the following new Section 5.01(h) (xviii) is inserted in lieu thereof:

         "(xviii) within five (5) Business Days of a verbal or written request by the Agent, such other information respecting the business, condition (financial or otherwise), operations, business plans or financing plans of the Borrower or any of its Subsidiaries as any Lender, through the Agent, or the Agent may from time to time request."

         (c) Section 7.04 of the Term Loan Agreement is deleted in its entirety and the following new Section 7.04 is inserted in lieu thereof:

         "SECTION 7.04. Fixed Charge Coverage Ratio. The Borrower and its Consolidated Subsidiaries shall maintain on a consolidated basis, (a) at all times (except as waived in writing by the Lenders and the Agent) through and including the fiscal quarter ending March 31, 2000, a Fixed Charge Coverage Ratio of not less than 3.00:1.00, (b) for the fiscal quarter ending June 30, 2000, a Fixed Charge Coverage Ratio of not less than -5.00:1.00 and (c) at all times from and after July 1, 2000, a Fixed Charge Coverage Ratio of not less than 3.00:1.00. For the purpose of calculating Fixed Charge Coverage Ratio, the Fixed Charge Coverage Ratio for the fiscal quarter ending September 30, 1999 shall not be applicable; the Fixed Charge Coverage Ratio for the fiscal quarter ending December 31, 1999 shall consist of the quarter ending December 31, 1999; the Fixed Charge Coverage Ratio for the fiscal quarter ending March 31, 2000 shall consist of the cumulative of the quarter ending December 31, 1999 and the quarter ending March 31, 2000; and the Fixed Charge Coverage Ratio for the fiscal quarter ending June 30, 2000 shall consist of the cumulative of the quarter ending December 31, 1999, the quarter ending March 31, 2000 and the quarter ending June 30, 2000. After the quarter ending June 30, 2000, the Fixed Charge Coverage Ratio for each fiscal quarter shall be measured at the end of such fiscal quarter on the basis of the period of the four consecutive quarters then ended."

         (d) Section 7.07 of the Term Loan Agreement is deleted in its entirety and the following new Section 7.07 is inserted in lieu thereof:

         "SECTION 7.07 No Net Loss. The Borrower and its Consolidated Subsidiaries shall not incur a net loss, on a consolidated basis, for any Fiscal Year. Notwithstanding the foregoing, for the Fiscal Year ending June 30, 2000 only, the Borrower and its Consolidated Subsidiaries may incur a net loss, before taxes, of not more than $3,250,000.00."

         (e) Section 7.08 of the Term Loan Agreement is deleted in its entirety and the following new Section 7.08 is inserted in lieu thereof:

         "SECTION 7.08. Minimum EBITDA Requirement. (a) The Borrower and its Consolidated Subsidiaries shall maintain on a consolidated basis, EBITDA (as defined below in this Section 7.08(a)), to be measured at the end of each fiscal quarter, of not less than (i) $N/A for the quarter ending September 30, 1999; (ii) $1,700,000.00 for the quarter ending December 31, 1999; (iii) $4,300,000.00 for the quarter ending March 31, 2000; (iv) $1,200,000.00 for the quarter ending June 30, 2000; (v) $3,500,000.00 for the quarter ending September 30, 2000; (vi) $8,600,000.00 for the quarter ending December 31, 2000; (vii) $13,800,000.00 for the quarter ending March 31, 2001; (viii) $19,500,000.00 for the quarter ending June 30, 2001; (ix) $3,850,000.00 for the quarter ending September 30, 2001; and (x) $9,600,000.00 for the quarter ending December 31, 2001. For purpose of this Section 7.08(a), "EBITDA" shall mean earnings before interest, taxes, depreciation, and amortization as determined in accordance with GAAP; provided, however, the gain on the sale of Iwatsu Electric Company stock shall be excluded from the earnings component of the definition of EBITDA. For the purpose of calculating EBITDA in this Section 7.08(a), EBITDA for a fiscal quarter ending September 30 in any year, shall consist solely of the one quarter then ended; EBITDA for a fiscal quarter ending December 31 in any year, shall consist of the cumulative of the preceding quarter ending September 30 and the preceding quarter ending December 31; EBITDA for a fiscal quarter ending March 31 in any year, shall consist of the cumulative of the preceding quarter ending September 30, the preceding quarter ending December 31, and the preceding quarter ending March 31; and EBITDA for a fiscal quarter ending June 30 in any year, shall consist of the cumulative of the preceding quarter ending September 30, the preceding quarter ending December 31, the preceding quarter ending March 31, and the preceding quarter ending June 30.

         (b) The Borrower and its Consolidated Subsidiaries shall maintain, on a consolidated basis, EBITDA (as defined below in this Section 7.08(b)), to be measured at the end of each fiscal quarter, of not less than (i) $N/A for the quarter ending September 30, 1999; (ii) $1,700,000.00 for the quarter ending December 31, 1999; (iii) $2,350,000.00 for the quarter ending March 31, 2000; (iv) -$1,800,000.00 for the quarter ending June 30, 2000; (v) $3,500,000.00 for the quarter ending September 30, 2000; (vi) $3,950,000.00 for the quarter ending December 31, 2000; (vii) $4,200,000.00 for the quarter ending March 31, 2001;
         (viii) $4,600,000.00 for the quarter ending June 30, 2001; (ix) $3,850,000.00 for the quarter ending September 30, 2001; and (x) $4,400,000.00 for the quarter ending December 31, 2001. For purposes of this Section 7.08(b), "EBITDA" shall mean earnings before interest, taxes, depreciation, and amortization as determined in accordance with GAAP; provided, however, the gain on the sale of Iwatsu Electric Company stock shall be excluded from the earnings component of the definition of EBITDA. For the purposes of calculating EBITDA in this
         Section 7.08(b), EBITDA shall consist solely of the quarter then ended."

         3. Representations and Warranties. The Borrower and each Guarantor hereby represent and warrant as follows (with the effectiveness of this First Amendment being further conditioned upon all such representations and warranties being true and correct in all material respects on May 18, 2000):

         (a) The execution, delivery and performance by the Borrower and each Guarantor of this First Amendment has been duly authorized by all necessary corporate action;

         (b) This First Amendment, the Term Loan Agreement and each of the other Loan Documents to which the Borrower or a Guarantor is a party constitute legal, valid and binding obligations of the Borrower and each Guarantor, respectively, enforceable against it in accordance with their respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, equitable remedies and other similar laws affecting creditors' rights generally, and except that the availability of equitable remedies is subject to the discretion of the court before which such remedies are sought;

         (c) The representations and warranties contained in Article IV of the Term Loan Agreement are correct as of May 18, 2000, except to the extent of changes resulting from transactions contemplated or permitted by the Term Loan Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse as reasonably determined by the Lenders and Agent, or to the extent that such representations or warranties relate expressly to an earlier date; and

         (d) No event has occurred and is continuing which has not been waived by the Agent and Lenders which constitutes a Default (as defined in the Term Loan Agreement) or an Event of Default.

         4. Conditions Precedent. (a) For purposes of Section 10.01 of the Term Loan Agreement (as amended by this First Amendment), each of the Lenders and the Agent hereby consents and agrees, as of May 18, 2000, to the terms and provisions of this First Amendment subject to the Agent's receipt of (and the effectiveness of this First Amendment shall be conditioned upon such receipt by the Agent of) the Subparagraph 4(b) Documents (as defined below) in the manner and on the date specified in subparagraph 4(b) below.

         (b) For purposes hereof, the Agent shall receive, no later than May 18, 2000, the following documents in form and substance satisfactory to the Agent and the Lenders and other items (collectively, the "Subparagraph 4(b) Documents") either as copies thereof via telecopy with the originals delivered to the Agent promptly after May 18, 2000 or as originals:

             (i) Duly executed counterpart of this First Amendment signed by the Agent, the Lenders, the Guarantors and the Borrower; and

             (i) Duly executed counterpart of a Fifth Amendment (the "Fifth Amendment") to Amended and Restated Multicurrency Credit Agreement dated as of date of this First Amendment among the Borrower, Lenders and the Agent and acknowledged by the Guarantors together with the Subparagraph 4(b) Documents (as defined in the Fifth Amendment) required by the Fifth Amendment.

         (c) If requested, in writing, by the Borrower, Agent shall confirm, in writing, the satisfactory receipt by Agent of the items set forth in paragraph 4(b) above, promptly upon Agent's receipt of all such items.

         5. Costs, Expenses and Taxes. The Borrower and each Guarantor agrees to pay on demand all reasonable fees and expenses of the Agent and the Lenders in connection with the preparation, negotiation, execution, delivery, administration, modification and amendment of this First Amendment and the other instruments and documents to be delivered hereunder, including without limitation, the reasonable fees and expenses of counsel for the Agent and the Lenders with respect thereto and with respect to advising the Agent and the Lenders as to their respective rights and responsibilities hereunder and thereunder. The Borrower and each Guarantor further agrees to pay on demand all reasonable costs and expenses, if any (including without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this First Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable fees and expenses of counsel in connection with the enforcement of rights under the Term Loan Agreement and the other Loan Documents.

         6. Default. The Borrower and each Guarantor expressly acknowledges and agrees that failure to perform any term or provision contained in this First Amendment shall, in addition to all other Events of Default be an Event of Default under the Term Loan Agreement, and the Agent and/or the Lenders may exercise remedies as provided in the Term Loan Agreement and the other Loan Documents.

         7. Agreement; Waiver. Except as specifically amended hereby, the Term Loan Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Nothing in this First Amendment contained or implied herein shall be construed as a waiver or amendment of any provisions of the Term Loan Agreement, as amended by this Amendment, or any other Loan Document other than as expressly set forth in this First Amendment.

         8. Release of Agent and Lenders. By execution of this First Amendment, the Borrower and each Guarantor, jointly and severally, acknowledge and confirm that they do not have any actions, causes of action, suits, debts, controversies, damages, offsets, defenses, claims or counterclaims against the Agent or either Lender, or any of their respective subsidiaries, affiliates, officers, agents, directors, employees, attorneys, successors, and assigns, both present and former (collectively, the "Related Affiliates") whether asserted or unasserted, in law or in equity (collectively, the "Claims"), and to the extent any Claim does exist, jointly and severally, release and forever discharge the Agent and Lenders and any Related Affiliates of and from such Claim.

         9. No Future Commitments. The Borrower and each Guarantor acknowledge and agree that the execution and delivery of this First Amendment or any previous amendment and/or waiver between the Borrower and the Lenders and the Agent does not manifest a course of dealing with the Borrower and or Guarantors leading to an expectation by Borrower and/or Guarantors of any future waivers and/or amendments.

         10. Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         11. Governing Law. This First Amendment shall be governed by, and construed and enforced in accordance with, the internal, substantive laws of the State of New York without giving effect to the conflict of law rules thereof.

         IN WITNESS WHEREOF, the parties to this First Amendment have caused their signatures to be affixed hereto the date above first written.

                                                 LECROY CORPORATION

                                                 By:
                                                 ------------------------------
                                                 Name: Raymond F. Kunzmann
                                                 Title: Vice President - Finance

                                                 THE CHASE MANHATTAN BANK,
                                                 as Agent

                                                  By:
                                                 ------------------------------
                                                 Name: C. William Cosgrove
                                                 Title: Vice President


                                                 THE CHASE MANHATTAN BANK,
                                                 as Lender

                                                 By:
                                                 ------------------------------
                                                 Name: C. William Cosgrove
                                                 Title: Vice  President


                                                 FLEET NATIONAL BANK, as Lender

                                                 By:
                                                 ------------------------------
                                                 Name: Andrew H. Harris
                                                 Title: Vice President

ACCEPTED AND AGREED TO:

VIGILANT NETWORKS, INC.
Guarantor

By:
------------------------------
Name:Raymond F. Kunzmann
Title: Vice President - Finance

DIGITECH INDUSTRIES, INC. (Guarantor)

By:
------------------------------
Name: Raymond F. Kunzmann
Title: Vice President - Finance

PREAMBLE INSTRUMENTS, INC.

By:
------------------------------
Name: Raymond F. Kunzmann
Title:   Vice President - Finance

State of New York )
                  ss:
County of Rockland)

On the ___ day of May in the year 2000 before me, the undersigned, personally appeared Raymond F. Kunzmann, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

----------------------------
Signature and Office of Individual
taking acknowledgment

State of New York )
                  ss:
County of Rockland)

On the ___ day of May in the year 2000 before me, the undersigned, personally appeared C. William Cosgrove, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

----------------------------
Signature and Office of Individual
taking acknowledgment

State of Connecticut)
                     ss:
County of Fairfield )

On the ___ day of May in the year 2000 before me, the undersigned, personally appeared Andrew H. Harris personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument and that such individual made such appearance before the undersigned in the City of Stamford, Connecticut.

----------------------------
Signature and Office of Individual
taking acknowledgment